Exhibit 10.31.3

AIA® Document A141™ – 2014 Exhibit A Design-Build Amendment

This Amendment is incorporated into the accompanying AIA Document A141™–2014, Standard Form of Agreement Between Owner and Design-Builder dated the  29th of December 2017 (the “Agreement”). The effective date of this Exhibit A Amendment (“Third Amendment”) is the 23rd day of January in the year 2019.

(In words, indicate day, month and year.)

for the following PROJECT:

(Name and location or address)

Athenex Dunkirk Plant Project, for Athenex, Inc. Manufacturing Facility located in

Dunkirk, NY

THE OWNER:

(Name, legal status and address)

Athenex, Inc. ("Athenex")

 Conventus Building

1001 Main Street, Suite 600

Buffalo, New York   14203

THE DESIGN-BUILDER:

(Name, legal status and address)

Exyte U.S., Inc. ("Exyte” f/k/a M+W U.S. Inc.)

1001 Klein Road, Suite 400

Plano, Texas  75074

Design-Builder’s Architect (“Architect” or “Subconsultant”) is:

Genesis Architects

523 Plymouth Road

Plymouth Meeting, PA 19462

RECITALS

WHEREAS, Owner and Design-Builder entered into that certain Agreement on or about December 29, 2017;

WHEREAS, Owner and Design-Builder entered into the First Amendment to the Agreement, dated effective March 27, 2018 (“First Amendment”);

WHEREAS, Owner and Design-Builder entered into the Second Amendment to the Agreement (“Second Amendment”), dated effective October 1, 2018;

WHEREAS, Owner and Design-Builder desire to amend the Agreement by entering into this Exhibit A (as referenced in the Agreement) Third Amendment to the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Owner and Design-Builder hereby amend the Agreement as follows.

TABLE OF ARTICLES

A.1  CONTRACT SUM

A.2  CONTRACT TIME

A.3  INFORMATION UPON WHICH THIRD AMENDMENT IS BASED

A.4  DESIGN-BUILDER’S PERSONNEL, CONTRACTORS AND SUPPLIERS

A.5  COST OF THE WORK

ARTICLE A.1   CONTRACT SUM

§ A.1.1 The Owner shall pay the Design-Builder the Contract Sum in current funds for the Design-Builder’s performance of the Contract after the execution of this Third Amendment.

(Check the appropriate box.)

[    ]    Stipulated Sum, in accordance with Section A.1.2 below

[    ]    Cost of the Work plus the Design-Builder’s Fee, in accordance with Section A.1.3 below

[  XX  ]    Cost of the Work plus the Design-Builder’s Fee with a Guaranteed Maximum Price, in accordance with Section A.1.4 below

(Based on the selection above, complete Section A.1.2, A.1.3 or A.1.4 below.)

§ A.1.2    Not used.

§ A.1.3    Not used.

§ A.1.4    Cost of the Work Plus Design-Builder’s Fee With a Guaranteed Maximum Price

§ A.1.4.1 The Cost of the Work is as defined in Article A.5, Cost of the Work.

§ A.1.4.2 The Design-Builder’s Fee:  2.5% of Cost of Work

(State a lump sum, percentage of Cost of the Work or other provision for determining the Design-Builder’s Fee and the method for adjustment to the Fee for changes in the Work.)

  The Design-Builder’s Fee shall be 2.5% of the Cost of Work.

§ A.1.4.3 Guaranteed Maximum Price

§ A.1.4.3.1The sum of the Cost of the Work, the Design-Builder’s Fee, and Pike’s Fee (defined below) is guaranteed by the Design-Builder not to exceed       Two hundred twelve million, five hundred ninety four thousand, eight hundred six dollars ($  212,594,806  ), subject to additions and deductions for changes in the Work as provided in the Design-Build Documents. Costs that would cause the Guaranteed Maximum Price (“GMP”) to be exceeded shall be paid by the Design-Builder without reimbursement by the Owner.

(Insert specific provisions if the Design-Builder is to participate in any savings.)

 Design-Builder is entitled to shared savings based on the final Contract cost including Fee (“Final Cost”), being delivered under $212,594,806.  If the Final Cost of the Project is less than $ 212,594,806, then Design-Builder shall be entitled to the first $150,000 (one-hundred and fifty thousand dollars) of the total savings. Thereafter, Design-Builder shall be compensated in a shared savings value, which shall equal Forty Percent (40%) of the difference between the Final Cost and $ 212,444,806 (GMP - $150,000 = $212,444,806).

§ A.1.4.3.2 Itemized Statement of the Guaranteed Maximum Price

Provided below is an itemized statement of the Guaranteed Maximum Price organized by trade categories, allowances, contingencies, alternates, the Design-Builder’s Fee, and other items that comprise the Guaranteed Maximum Price.

(Provide information below or reference an attachment.)

See Exyte Cost Breakdown of Guaranteed Maximum Price, including Design-Builder's fee, attached hereto as EXHIBIT 1.

The Guaranteed Maximum Price is based on the total dollar value of the Project and shall not be considered a line-item GMP.  For the avoidance of doubt, Design-Builder is striving to ensure that that Project’s overall Final Cost is delivered at or under the GMP amount; however, Design-Builder is not guaranteeing to meet any particular line-item amount. As such, Design-Builder shall have the authority to reallocate funds within the GMP value as necessary, without increasing the GMP budget.

§ A.1.4.3.3 The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Design-Build Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates. If the Owner is permitted to accept other alternates subsequent to the execution of this Third Amendment, attach a schedule of such other alternates showing the change in the Cost of the Work and Guaranteed Maximum Price for each and the deadline by which the alternate must be accepted.)

1)	GMP includes equipment purchases for Boilers, Chillers and Cooling Towers as outlined in signed Recommendation to Award, (RTA), executed prior to execution of this Agreement.
2)

Additional requests by Athenex to reduce scope and defer various areas/equipment are incorporated into this price; however, contract documents (drawings and specifications) have not been updated to reflect the reduced scope.  Drawings 1-A-214_RJ_Notes_25OCT18 and 1-A-224_RI_Notes_22OCT18 as outlined on the Drawings list (Exhibit 3) clearly identify the scope reduction areas.  GMP pricing sheets as shown in Exhibit 1 (dated March 1, 2019) hereto outline the process equipment and other items removed from the GMP and associated scopes of work (including but not limited to other disciplines such as mechanical, electrical, architectural, and controls).  For the avoidance of doubt, the following packages  have been removed from the GMP and associated scopes of work:

Bid Package Number	Bid Package Description
PQ008	Formulation Tanks and Platforms
PQ009	TCU
PQ011	Transfer and Utility Panels
PQ013	Syringe Assembly and labeling
PQ017	Downflow Booths
PQ018	Mixproof Valve Manifold

3)

GMP price includes costs for winter conditions, temporary in-fills, temporary power and temporary heat as previously agreed and currently being executed to maintain the project schedule.  Owner agrees that these costs are included within the GMP and shall be reimbursed.

§ A.1.4.3.4 Unit Prices, if any:

(Identify item, state the unit price, and state any applicable quantity limitations.)

Item	Units and Limitations	Price per Unit ($0.00)
NOT APPLICABLE

§ A.1.4.3.5 Assumptions, if any, on which the Guaranteed Maximum Price is based:

GMP is based on Phase 1 area only, including equipment lists and User Requirements Specification Number 5, dated February 20, 2018.

User Requirements Specification Number 6, dated October 19, 2018 and issued November 2, 2018, lists deferred areas and scope reductions captured via the subcontractor bidding efforts. For the avoidance of doubt, the terms and the scope in User Requirements Specification Number 6 is not included in this Third Amendment, the Agreement, and/or all related exhibits and amendments thereto, and the items outlined in the User Requirements Specifications that are not included in the drawings are not considered required scope for this Project. The Parties further understand and agree that the Contract Drawings and Specifications listed in Exhibits 2 & 3 represent the agreed-upon scope of work, and therefore, supersede and override the terms of User Requirements Specifications.

The Parties hereto understand and agree that if deferred scope is added back into the Project, then a Change Order, increasing the GMP cost and Contract Time , shall be issued to address all additional scope changes,  in accordance with § 6.2 and 8.2 of the Agreement.

§ A.1.5 Payments

§ A.1.5.1 Progress Payments

§ A.1.5.1.1Based upon Applications for Payment submitted to the Owner by the Design-Builder, the Owner shall make progress payments on account of the Contract Sum to the Design-Builder as provided below and elsewhere in the Design-Build Documents.

§ A.1.5.1.2The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

§ A.1.5.1.3Provided that an Application for Payment is received not later than the  30TH  day of the month, the Owner shall make payment of the certified and undisputed amount to the Design-Builder not later than the  30TH  day of the  subsequent  month. Timely payment is a material term to this Agreement.   Exyte also recognizes that Project funding is being provided to Athenex by the State of New York.   Amounts remaining unpaid sixty (60) days after certified and undisputed invoiced amounts are received by Athenex from Exyte shall bear interest at the rate of 1.5% per month on the unpaid balance.   Exyte acknowledges that approval of the New York State Empire State Development Corporation is required under this Contract prior to payment.   Said approval shall not be unreasonably withheld.   Exyte further acknowledges its responsibility to provide appropriate documentation required by the New York State Empire Development Corporation, including, but not limited to, all required payment application forms and MWBE information/certifications.

(Federal, state or local laws may require payment within a certain period of time.)

§ A.1.5.1.4With each Application for Payment where the Contract Sum is based upon the Cost of the Work, or the Cost of the Work with a Guaranteed Maximum Price, the Design-Builder shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner to demonstrate that cash disbursements already made by the Design-Builder on account of the Cost of the Work equal or exceed (1) progress payments already received by the Design-Builder, less (2) that portion of those payments attributable to the Design-Builder’s Fee; plus (3) payrolls for the period covered by the present Application for Payment.

§ A.1.5.1.5With each Application for Payment where the Contract Sum is based upon a Stipulated Sum or Cost of the Work with a Guaranteed Maximum Price, the Design-Builder shall submit the most recent schedule of values in accordance with the Design-Build Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. Compensation for design services, if any, shall be shown separately. Where the Contract Sum is based on the Cost of the Work with a Guaranteed Maximum Price, the Design-Builder’s Fee shall be shown separately. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule of values, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment.

§ A.1.5.1.6In taking action on the Design-Builder’s Applications for Payment, the Owner shall be entitled to rely on the accuracy and completeness of the information furnished by the Design-Builder and shall not be deemed to have made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Sections A.1.5.1.4 or A.1.5.1.5, or other supporting data; to have made exhaustive or continuous on-site inspections; or to have made examinations to ascertain how or for what purposes the Design-Builder has used amounts previously paid. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner’s auditors acting in the sole interest of the Owner.

§ A.1.5.1.7 Except with the Owner’s prior approval, the Design-Builder shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

§ A.1.5.2 Not used.

§ A.1.5.3 Not used.

§ A.1.5.4 Progress Payments—Cost of the Work Plus a Fee with a Guaranteed Maximum Price

§ A.1.5.4.1 Applications for Payment where the Contract Sum is based upon the Cost of the Work Plus a Fee with a Guaranteed Maximum Price shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Design-Builder on account of that portion of the Work for which the Design-Builder has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

§ A.1.5.4.2Subject to other provisions of the Design-Build Documents, the amount of each progress payment shall be computed as follows:

.1    Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section 6.3.9 of the Agreement.

.2    Add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;

.3    Add the Design-Builder’s Fee, less retainage of ten percent ( 10%). The Design-Builder’s Fee shall be computed upon the Cost of the Work at the rate stated in Section A.1.4.2 or, if the Design-Builder’s Fee is stated as a fixed sum in that Section, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work bears to a reasonable estimate of the probable Cost of the Work upon its completion;

.4    Unless noted otherwise in the individual subcontract(s) or purchase order(s), the subtract retainage of  ten  percent ( 10%) from that portion of the Work that the Design-Builder self-performs;

.5    Subtract the aggregate of previous payments made by the Owner;

.6    Subtract the shortfall, if any, indicated by the Design-Builder in the documentation required by Section A.1.5.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner’s auditors in such documentation; and

.7    Subtract amounts, if any, for which the Owner has withheld or nullified a payment as provided in Section 9.5 of the Agreement.

§ A.1.5.4.3 The Owner and Design-Builder shall agree upon (1) a mutually acceptable procedure for review and approval of payments to the Architect, Consultants, and Contractors and (2) the percentage of retainage held on agreements with the Architect, Consultants, and Contractors; and the Design-Builder shall execute agreements in accordance with those terms.

§ A.1.5.4.4  The Owner agrees that Design-Builder’s subcontractor, The Pike Company (“Pike”) is entitled to a fee (“Pike’s Fee”)  based on Pike’s management of the Civil/Structural and Architectural scopes of Work (“Pike’s Scope”). Pike’s fee is a Not to Exceed amount of $1,350,000 M USD (one million three-hundred and fifty thousand dollars), and is itemized in the GMP breakdown sheet in Exhibit 1, dated March 1, 2019. The Parties agree that Pike’s Fee as stated herein is separate and in addition to the consultant management fee in an amount not to exceed $3,061,360 as referenced in § 4.1 of Design Builder’s subcontract with Pike dated December 12, 2018. The Parties hereto further understand and agree that Pike’s Fee is separate and independent from Design-Builder’s Fee. Design-Builder shall compensate Pike for Pike’s Fee, provided however, that Owner shall pay Design-Builder for the full amount of Pike’s Fee, and such amount paid by  the Owner shall equal the amount that Design-Builder pays for Pike’s Scope of services.

§ A.1.5.5 Final Payment

§ A.1.5.5.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Design-Builder not later than 30 days after the Design-Builder has fully performed the Contract and the requirements of Section 9.10 of the Agreement have been satisfied, except for the Design-Builder’s responsibility to correct non-conforming Work discovered after final payment or to satisfy other requirements, if any, which extend beyond final payment.

§ A.1.5.5.2 If the Contract Sum is based on the Cost of the Work, the Owner’s auditors will review and report in writing on the Design-Builder’s final accounting within 30 days after the Design-Builder delivers the final accounting to the Owner. Based upon the Cost of the Work the Owner’s auditors report to be substantiated by the Design-Builder’s final accounting, and provided the other conditions of Section 9.10 of the Agreement have been met, the Owner will, within seven days after receipt of the written report of the Owner’s auditors, either issue a final Certificate for Payment, or notify the Design-Builder in writing of the reasons for withholding a certificate as provided in Section 9.5.1 of the Agreement.

ARTICLE A.2   CONTRACT TIME

§ A.2.1 Contract Time, as defined in the Agreement at Section 1.4.13, is the period of time, including authorized adjustments, for Substantial Completion of the Work.

§ A.2.2 The Design-Builder shall achieve Substantial Completion of the Work not later than: January 31, 2020.

(Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. If appropriate, insert requirements for earlier Substantial Completion of certain portions of the Work.)

Portion of Work	Substantial Completion Date
Substantial Completion	January 31, 2020

, subject to adjustments of the Contract Time as provided in the Design-Build Documents. The Parties acknowledge and agree that all references to the Substantial Completion Date in the Contract, the First Amendment, the Second Amendment, and/or all Contract exhibits, attachments, or related documents shall be removed, replaced, and updated with the Substantial Completion Date stated herein.

(Insert provisions, if any, for liquidated damages relating to failure to achieve Substantial Completion on time or for bonus payments for early completion of the Work.)

Parties have agreed to Liquidated Damages as defined in Section 14.1.7 in the A141-2017 Agreement Between Owner and Design Builder with the Effective Date of December 29, 2017 and as superseded by the First Amendment, with a First Amendment with an Effective Date of March 27, 2018.

The Liquidated Damages, as agreed by the First Amendment, start February 1, 2020.

ARTICLE A.3   INFORMATION UPON WHICH THIRD AMENDMENT IS BASED

§ A.3.1 The Contract Sum and Contract Time set forth in this Third Amendment are based on the following:

See Attachment 1 for summary of the Contract Sum; See Attachment 2 for summary of the Contract Time.

§ A.3.1.1 The Supplementary and other Conditions of the Contract:

Document	Title	Date	Pages
First Amendment – 27 MAR 18 Second Amendment - Executed 5 OCT 18

§ A.3.1.2 The Specifications:

(Either list the specifications here or refer to an exhibit attached to this Third Amendment.)

 See Exhibit 2

Section	Title	Date	Pages

§ A.3.1.3 The Drawings:

(Either list the drawings here or refer to an exhibit attached to this Third Amendment.)

See Exhibit 3

Number	Title	Date

§ A.3.1.4The Sustainability Plan, if any:  - NOT USED.

(If the Owner identified a Sustainable Objective in the Owner’s Criteria, identify the document or documents that comprise the Sustainability Plan by title, date and number of pages, and include other identifying information. The Sustainability Plan identifies and describes the Sustainable Objective; the targeted Sustainable Measures; implementation strategies selected to achieve the Sustainable Measures; the Owner’s and Design-Builder’s roles and responsibilities associated with achieving the Sustainable Measures; the specific details about design reviews, testing or metrics to verify achievement of each Sustainable Measure; and the Sustainability Documentation required for the Project, as those terms are defined in Exhibit C to the Agreement.)

Title	Date	Pages
None

Other identifying information

None

§ A.3.1.5 Allowances and Contingencies:

(Identify any agreed upon allowances and contingencies, including a statement of their basis.)

.1     Allowances

Allowances, also identified as “Yet to Buy” costs, for various Scopes of Work are shown by work package or division.  See Exhibit 1 (dated March 1, 2019).

.2     Contingencies

Contingency is identified in Exhibit 1 (dated March 1, 2019)and is intended to be used by Design-Build Contractor as required to support project execution.

§ A.3.1.6 Design-Builder’s assumptions and clarifications:

Client will be responsible for Commissioning of all building systems for both validated and non-validated systems. Commission, Qualification and Validation (CQV) requirements for all validated systems have not been provided to the design-build contractor and efforts to support those requirements are not included in this GMP .  Client agrees that assembly, execution and acceptance of all documentation and turn-over packages required to support commissioning efforts are within their scope. Design-Build contractor will provide labor, via subcontractors, to support execution of the clients commissioning efforts for non-validated systems.

§ A.3.1.7 Deviations from the Owner’s Criteria as adjusted by a Modification:

 There are no known deviations from the Owner’s Criteria at this time, however several late changes have been excluded (see Exhibit 3, referred to as “Deferred Scope Drawings”) or identified to be covered under contingency (see Exhibit 1, dated March 1, 2019).  Drawings and Specifications have been generated and reviewed with the Owner and all Owner questions or concerns have been addressed and are accepted by all parties.  Drawing list and pricing back-up identify deferred scope and applicable price reductions.  Credit for areas and equipment removed from the scope are incorporated into this GMP.

§ A.3.1.8 To the extent the Design-Builder shall be required to submit any additional Submittals to the Owner for review, indicate any such submissions below:

 Not Applicable

ARTICLE A.4   DESIGN-BUILDER’S PERSONNEL, CONTRACTORS AND SUPPLIERS

§ A.4.1 The Design-Builder’s key personnel are identified below:

(Identify name, title and contact information.)

.1    Superintendent

Jerry Robert

.2    Project Manager

Bill Zurek

.3    Others

Lee Ogle – Project Director

§ A.4.2 The Design-Builder shall retain the following Consultants, Contractors and suppliers, identified below:

(List name, discipline, address and other information.)

 Design-Builder’s Architect (“Architect”) is:

Genesis Architects

523 Plymouth Road

Plymouth Meeting, PA 19462

Ryan Biggs/Clark Davis Engineering and Surveying P.C.

257 Ushers Road

Clifton Park, NY 12065

Clark Patterson Lee

205 St. Paul Street, Suite 500

Rochester, NY 14604

The Pike Company, Inc.

One Circle Street

Rochester, NY 14607

ARTICLE A.5   COST OF THE WORK

§ A.5.1 Cost To Be Reimbursed as Part of the Contract

§ A.5.1.1 Labor Costs

§ A.5.1.1.1 Wages of construction workers directly employed by the Design-Builder to perform the construction of the Work at the site or, with the Owner's prior approval, at off-site offices or workshops.

§ A.5.1.1.2 With the Owner’s prior approval, wages or salaries of the Design-Builder's supervisory and administrative personnel when stationed at the site.

(If it is intended that the wages or salaries of certain personnel stationed at the Design-Builder's principal or other offices shall be included in the Cost of the Work, identify below the personnel to be included, whether for all or only part of their time, and the rates at which their time will be charged to the Work.)

Person Included	Status (full-time/part-time)	Rate ($0.00)	Rate (unit of time)
See Table – Exhibit 4, dated March 1, 2019

§ A.5.1.1.3  Wages and salaries of the Design-Builder's supervisory or administrative personnel engaged at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.  Annual rate increases for staffing will be provided in the 2nd Quarter of each year and incorporated into the billable rates previously provided.  Any rate increases shall not increase the project GMP Cost.

§ A.5.1.1.4 Costs paid or incurred by the Design-Builder for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Section A.5.1.1.

§ A.5.1.1.5 Not used.

§ A.5.1.2 Contract Costs. Payments made by the Design-Builder to the Architect, Consultants, Contractors and suppliers in accordance with the requirements of their subcontracts.

§ A.5.1.3 Costs of Materials and Equipment Incorporated in the Completed Construction

§ A.5.1.3.1 Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

§ A.5.1.3.2 Costs of materials described in the preceding Section A.5.1.3.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner's property at the completion of the Work or, at the Owner's option, shall be sold by the Design-Builder. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

§ A.5.1.4 Costs of Other Materials and Equipment, Temporary Facilities and Related Items

§ A.5.1.4.1 Costs of transportation, storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Design-Builder at the site and fully consumed in the performance of the Work. Costs of materials, supplies, temporary facilities, machinery, equipment and tools that are not fully consumed shall be based on the cost or value of the item at the time it is first used on the Project site less the value of the item when it is no longer used at the Project site. Costs for items not fully consumed by the Design-Builder shall mean fair market value.

§ A.5.1.4.2 Rental charges for temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Design-Builder at the site and costs of transportation, installation, minor repairs, dismantling and removal. The total rental cost of any Design-Builder-owned item may not exceed the purchase price of any comparable item. Rates of Design-Builder-owned equipment and quantities of equipment shall be subject to the Owner's prior approval.

§ A.5.1.4.3 Costs of removal of debris from the site of the Work and its proper and legal disposal.

§ A.5.1.4.4 Costs of document reproductions, electronic communications, postage and parcel delivery charges, dedicated data and communications services, teleconferences, Project websites, extranets and reasonable petty cash expenses of the site office.

§ A.5.1.4.5 Costs of materials and equipment suitably stored off the site at a mutually acceptable location, with the Owner's prior approval.

§ A.5.1.5 Miscellaneous Costs

§ A.5.1.5.1 Premiums for that portion of insurance and bonds required by the Design-Build Documents that can be directly attributed to the Contract. With the Owner's prior approval self-insurance for either full or partial amounts of the coverages required by the Design-Build Documents.

§ A.5.1.5.2 Sales, use or similar taxes imposed by a governmental authority that are related to the Work and for which the Design-Builder is liable.

§ A.5.1.5.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Design-Builder is required by the Design-Build Documents to pay.

§ A.5.1.5.4 Fees of laboratories for tests required by the Design-Build Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Section 15.5.3 of the Agreement or by other provisions of the Design-Build Documents, and which do not fall within the scope of Section A.5.1.6.3.

§ A.5.1.5.5 Royalties and license fees paid for the use of a particular design, process or product required by the Design-Build Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Design-Build Documents; and payments made in accordance with legal judgments against the Design-Builder resulting from such suits or claims and payments of settlements made with the Owner's consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Design-Builder's Fee or subject to the Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the second to last sentence of Section 3.1.13.2 of the Agreement or other provisions of the Design-Build Documents, then they shall not be included in the Cost of the Work.

§ A.5.1.5.6 With the Owner's prior approval, costs for electronic equipment and software directly related to the Work

§ A.5.1.5.7.Deposits lost for causes other than the Design-Builder's negligence or failure to fulfill a specific responsibility in the Design-Build Documents.

§ A.5.1.5.8 With the Owner's prior approval, which shall not be unreasonably withheld, legal, mediation and arbitration costs, including attorneys' fees, other than those arising from disputes between the Owner and Design-Builder, reasonably incurred by the Design-Builder after the execution of the Agreement and in the performance of the Work.

§ A.5.1.5.9 With the Owner’s prior approval, expenses incurred in accordance with the Design-Builder's standard written personnel policy for relocation, and temporary living allowances of, the Design-Builder's personnel required for the Work.

§ A.5.1.5.10 That portion of the reasonable expenses of the Design-Builder's supervisory or administrative personnel incurred while traveling in discharge of duties connected with the Work.

§ A.5.1.6 Other Costs and Emergencies

§ A.5.1.6.1 Other costs incurred in the performance of the Work if, and to the extent, approved in advance in writing by the Owner.

§ A.5.1.6.2 Costs incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property.

§ A.5.1.6.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Design-Builder, Contractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Design-Builder and only to the extent that the cost of repair or correction is not recovered by the Design-Builder from insurance, sureties, Contractors, suppliers, or others.

§ A.5.1.7 Related Party Transactions

§ A.5.1.7.1 For purposes of Section A.5.1.7, the term “related party” shall mean a parent, subsidiary, affiliate or other entity having common ownership or management with the Design-Builder; any entity in which any stockholder in, or management employee of, the Design-Builder owns any interest in excess of ten percent in the aggregate; or any person or entity which has the right to control the business or affairs of the Design-Builder. The term “related party” includes any member of the immediate family of any person identified above.

§ A.5.1.7.2 If any of the costs to be reimbursed arise from a transaction between the Design-Builder and a related party, the Design-Builder shall notify the Owner of the specific nature of the contemplated transaction, including the identity of the related party and the anticipated cost to be incurred, before any such transaction is consummated or cost incurred. If the Owner, after such notification, authorizes the proposed transaction, then the cost incurred shall be included as a cost to be reimbursed, and the Design-Builder shall procure the Work, equipment, goods or service from the related party, as a Contractor, according to the terms of Section A.5.4. If the Owner fails to authorize the transaction, the Design-Builder shall procure the Work, equipment, goods or service from some person or entity other than a related party according to the terms of Section A.5.4.

§ A.5.2 Costs Not to Be Reimbursed as Part of this Contract

The Cost of the Work shall not include the items listed below:

.1    Salaries and other compensation of the Design-Builder's personnel stationed at the Design-Builder's principal office or offices other than the site office, except as specifically provided in Section A.5.1.1;

.2    Expenses of the Design-Builder's principal office and offices other than the site office;

.3    Overhead and general expenses, except as may be expressly included in Section A.5.1;

.4    The Design-Builder's capital expenses, including interest on the Design-Builder's capital employed for the Work;

.5    Except as provided in Section A.5.1.6.3 of this Agreement, costs due to the negligence or failure of the Design-Builder, Contractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable to fulfill a specific responsibility of the Contract;

.6    Any cost not specifically and expressly described in Section A.5.1; and

.7    Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

§ A.5.3 Discounts, Rebates, and Refunds

§ A.5.3.1Cash discounts obtained on payments made by the Design-Builder shall accrue to the Owner if (1) before making the payment, the Design-Builder included them in an Application for Payment and received payment from the Owner, or (2) the Owner has deposited funds with the Design-Builder with which to make payments; otherwise, cash discounts shall accrue to the Design-Builder. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Design-Builder shall make provisions so that they can be obtained.

§ A.5.3.2 Amounts that accrue to the Owner in accordance with Section A.5.3.1 shall be credited to the Owner as a deduction from the Cost of the Work.

§ A.5.4  Other Agreements

§ A.5.4.1 When the Design-Builder has provided a Guaranteed Maximum Price, and a specific bidder (1) is recommended to the Owner by the Design-Builder; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Design-Build Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Design-Builder may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Design-Builder and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

§ A.5.4.2 Agreements between the Design-Builder and Contractors shall conform to the applicable payment provisions of the Design-Build Documents, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner. If an agreement between the Design Builder and a Contractor is awarded on a cost plus a fee basis, the Design-Builder shall provide in the agreement for the Owner to receive the same audit rights with regard to the Cost of the Work performed by the Contractor as the Owner receives with regard to the Design-Builder in Section A.5.5, below.

§ A.5.4.3 The agreements between the Design-Builder and Architect and other Consultants identified in the Agreement shall be in writing. These agreements shall be promptly provided to the Owner upon the Owner’s written request.

§ A.5.5 Accounting Records

The Design-Builder shall keep full and detailed records and accounts related to the cost of the Work and exercise such controls as may be necessary for proper financial management under the Contract and to substantiate all costs incurred. The accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner’s auditors shall, during regular business hours and upon reasonable notice, be afforded access to, and shall be permitted to audit and copy, the Design-Builder’s records and accounts, including complete documentation supporting accounting entries, books, correspondence, instructions, drawings, receipts, subcontracts, Contractor’s proposals, purchase orders, vouchers, memoranda and other data relating to the Contract. The Design-Builder shall preserve these records for a period of three years after final payment, or for such longer period as may be required by law.

§ A.5.6 Relationship of the Parties

The Design-Builder accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to exercise the Design-Builder’s skill and judgment in furthering the interests of the Owner; to furnish efficient construction administration, management services and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner’s interests.

§ A.5.7 Additional Terms

§ A.5.7.1 The Parties acknowledge, understand, and agree that Design-Builder underwent a name-change on or about August 31, 2018, wherein Design-Builder changed its name from “M+W U.S., Inc.” (“M+W”) to “Exyte U.S., Inc.” (“Exyte”). As such, all references to “M+W” in the Agreement, the First Amendment, the Second Amendment, and all other related Contract documents, exhibits, and/or attachments shall be removed and replaced with “Exyte.”

§ A.5.7.2 Notwithstanding anything in the Agreement, the First Amendment, the Second Amendment, and all other related Contract documents, exhibits, and/or attachments to the contrary, Owner acknowledges and agrees that any and all warranties related to the pre-purchase of long lead equipment (hereinafter, “Long Lead Equipment Warranties”, which shall mean equipment purchased by Design-Builder and assigned to a subcontractor for installation.  Examples include, but are not limited to: Chillers, Boilers, Cooling Towers, Electrical Switchgear, and process equipment as identified in the procurement matrix) may be subject to expiration prior to the warranty periods set forth in the Agreement. As such, the Parties acknowledge and agree that Design-Builder shall have no obligation, duty, or liability to correct defective Work following the expiration of the respective Long Lead Equipment Warranties, and Owner hereby releases Design-Builder from all damages, costs, or liabilities following the expiration of such Long Lead Equipment Warranties.

§ A.5.7.3   In addition to the limitation of liability outlined in § 3.1.14.3 of the Agreement, Owner acknowledges and agrees that Design-Builder’s liability shall be capped for all damages that arise out of or relate to Eaton Corporation’s (“Eaton”) and/or Mechanical Equipment Corporation, Inc.’s (“MECO”) acts or omissions, work, or respective subcontract. Notwithstanding anything in the Agreement, the First Amendment, the Second Amendment, and all other related Contract documents, exhibits, and/or attachments to the contrary:

A.5.7.3.1  In the event that Eaton causes or contributes to any liabilities, costs, and/or direct or indirect damages  to Owner (consequential or otherwise), Design-Builder, and/or the Project (including, but not limited to, the performance or non-performance of Eaton’s  equipment or work) (collectively, “Eaton-related Damages”), Owner agrees that Design-Builder’s liability in connection with the Eaton-related Damages shall not exceed the amount that Design-Builder actually recovers from Eaton for the Eaton-related Damages. For the avoidance of doubt, Owner agrees that Design-Builder will not be responsible for any Eaton-related Damages or costs that exceed the amount that Design-Builder actually recovers from Eaton.

A.5.7.3.2  In the event that MECO causes or contributes to any liabilities, costs, and/or direct or indirect damages  to Owner (consequential or otherwise), Design-Builder, and/or the Project (including, but not limited to, the performance or non-performance of MECO’s  equipment or work) (collectively, “MECO-related Damages”), Owner agrees that Design-Builder’s liability in connection with the MECO-related Damages shall not exceed the amount that Design-Builder actually recovers from MECO for the MECO-related Damages. For the avoidance of doubt, Owner agrees that Design-Builder will not be responsible for any MECO-related Damages or costs that exceed the amount that Design-Builder actually recovers from MECO.

§ A.5.7.4 The Owner acknowledges and agrees that should Design-Builder submit its Applications for Payment in accordance with the terms of the Agreement and the forms included in Exhibit E to the Agreement, then Owner shall, diligently and without delay, proceed with issuing a Certification for Payment in accordance with the seven day timeframe referenced in § 9.4 (“Certificates for Payment”) of the Agreement. The Parties hereto understand and agree that all invoiced amounts ending in cents may be rounded to the nearest whole dollar amount, and as such, the Owner further acknowledges and agrees that the issuances of a Certification for Payment shall not be delayed, withheld, or rejected due to matters involving rounding discrepancies and/or mismatches.

This Third Amendment to the Agreement entered into as of the day and year first written above.

ATHENEX, INC.	Exyte U.S., INC.
/s/ Richard Nassar March 7, 2019	/s/ Todd Muckelroy March 7, 2019
OWNER (Signature)	DESIGN-BUILDER(Signature)
RICH NASSAR, Vice-President Operations	TODD MUCKELROY, CFO
(Printed name and title)	(Printed name and title)
/s/ Rick Whitney March 8, 2019
DESIGN-BUILDER(Signature)
RICK WHITNEY, President
(Printed name and title)

Athenex GMP Summary	Exyte U.S. Inc.

			March 2018 BOD Estimate	Current Commitments	PCO Forecast	Procurement Forecast	Total
1	Division 01	General Requirements	$5,015,730	$465,290		$4,384,717	$4,850,007
2	Division 02	Existing Conditions	$28,766	$28,766		$-	$28,766
3	Division 03	Concrete	$7,727,690	$7,738,324	$3,205,932	$-	$10,944,257
4	Division 04	Masonry	$2,713,860	$-	$-	$2,336,042	$2,336,042
5	Division 05	Metals	$12,038,894	$11,648,614	$4,254,505	$-	$15,903,119
6	Division 06	Wood, Plastic & Composites	$635,459	$-	$-	$-	$-
7	Division 07	Thermal & Moisture Protection	$7,879,221	$5,340,124	$1,684,451	$-	$7,024,575
8	Division 08	Openings	$3,747,181	$704,000	$283,298	$285,000	$1,272,298
9	Division 09	Finishes	$8,440,596	$-	$-	$11,234,602	$11,234,602
10	Division 10	Specialties	$451,326	$-	$-	$602,053	$602,053
11	Division 11	Equipment	$2,528,360	$12,760	$-	$1,375,099	$1,387,859
12	Division 12	Furnishings	$619,073	$-	$-	$753,000	$753,000
13	Division 13	Special Construction	$4,600,078	$-	$-	$4,894,067	$4,894,067
14	Division 14	Coveying Equipment	$470,316	$-	$-	$406,400	$406,400
21	Division 21	Fire Suppression	$2,157,401	$-	$-	$2,064,600	$2,064,600
22	Division 22	Plumbing	$10,826,130	$2,981,686	$306,851	$2,838,839	$6,127,376
23	Division 23	Heating, Ventilation & AC	$41,064,161	$2,183,853	$-	$22,996,572	$25,180,425
25	Division 25	Integrated Automation	$5,869,253	$-	$-	$9,129,149	$9,129,149
26	Division 26	Electrical	$16,044,041	$12,858,263	$518,000	$12,532,000	$25,908,263
27	Division 27	Communications	$1,839,190	$-	$-	$1,551,000	$1,551,000
28	Division 28	Electronic Safety and Security	$1,431,839	$-	$-	$336,758	$336,758
31	Division 31	Earthwork	$7,060,929	$5,813,140	$454,025	$-	$6,267,166
32	Division 32	Exterior Improvements	$2,446,666	$1,787,020	$60,000	$-	$1,847,020
33	Division 33	Utilities	$9,497,824	$4,761,082	$15,000	$659,950	$5,436,032
34	Division 34	Transportation	$-	$-	$-	$-	$-
35	Division 35	Waterway & Marine Const.	$-	$-	$-	$-	$-
40	Division 40	Process Integration	$3,902,677	$-	$-	$-	$-
41	Division 41	Materials Processing & Handling Equipment	$18,251,360	$-	$-	$14,552,248	$14,552,248
							$-
		COW:	$177,288,021	$56,322,922	$10,782,063	$92,932,096	$160,037,081
		Yet-to-buy					$4,804,470
		Indirects	$29,541,453				$34,565,930
		Contingency	$31,777,847				$13,187,324

		Totals	$238,607,321				$212,594,806

Exhibit 1 - Page 1 of 14 March 1, 2019	CONFIDENTIAL	.

Athenex GMP Pending Procurement Summary	Exyte U.S. Inc.

Division	Bid Package Number	Bid Package Description	FINAL BID Selected for GMP	Estimated Amount "Yet to Buy" in Award Value	Recommended Award Value	Grand Total Contingency	GMP Value	Bidder Selected for Pricing
1	GRxx	General Requirements	$3,844,717		$3,844,717	$-	$3,844,717	N/A - multiple
1	S101	Security Services (GR's)			$-	$-	$-	Summerville
1	E102	Building Temporary Power	$540,000		$540,000	$-	$540,000	Ferguson
1	BP52	Waste Management (Void - GR's)	$-		$-	$-	$-	GR's
1	BP54	Portable Toilets (Void - GR's)	$-		$-	$-	$-	GR's
1	BP56	Deck / Stairs Trailers (Void - GR's)	$-		$-	$-	$-	GR's
1	BP57	Maintain lawns, temp roads, snow plowing (Div 1)			$-	$-	$-
3	BP44	Concrete Curbs and exterior slabs (In Div. 3)				$-		State Group
3	BP48	Exterior foundations - out buildings (VOID)				$-		Void
3	BP61	Polished Concrete Sealer (None shown See BP50)			$-	$-	$-	Void
3		Concrete floor cutting / core drilling & in-fill (YTB)			$-	$-	$-	Void
4	BP10	Exterior Stone Veneer	$334,000		$334,000	$-	$334,000	FSR
4	BP55	Interior CMU	$2,002,042		$2,002,042	$-	$2,002,042	FSR
5	BP18	Misc. Metals, Lobby Stairs, Railings (In Div. 5)			$-	$-	$-	Stone Bridge
5	BP24	Stainless Steel Wall Sheathing and equipment platforms (Void - In Div 5?)			$-	$-	$-
5	BP51	Exterior Structural Studs (In Committed Log)	$-		$-	$-	$-	Mader
5		Misc. Metals to support MEP penetrations/roof curbs			$-	$-	$-
6	TBD	BUDGET PLACEHOLDER - DIV. 6	$635,459		$635,459	$-	$-
7	BP11	Spray on Fireproofing	$-		$-	$-	$-	Mader
7	BP12	Insulated Wall Panels/Louvers				$-		Building Inovations Group (BIG)
7	BP16	Curtain Wall & storefront				$-		Krueg
7	BP17	Roofing - Need to ensure cutting of deck for MEP trades.			$-	$-	$-	A.W. Farrell
8	BP15	Interior Overhead Coiling Doors (Void - in BP19)	$-		$-	$-	$-
8	BP28	Glass and Glazing; interior storefronts	$285,000		$285,000	$-	$285,000	R.E. Krug
8		BUDGET PLACEHOLDER	$2,222,209		$2,222,209	$-	$-	Removed for De-scope
9	BP14	Doors/Frames/Hardware - Core and Shell (Void in BP 27)			$-	$-	$-
9	BP25	Millwork & Cabinets	$989,602		$989,602	$-	$989,602	Infinity Northeast (Only Bidder)
9	BP26	Sealants (In BP27)			$-	$-	$-
9	BP27	Interior gyp board walls, ceilings, ACT ceilling, door/frames/hardware; top of wall firestopping; wall and corner guards; fire extinguishers; floor mats	$7,300,000		$7,300,000	$-	$7,300,000	Huber Construction (Low Bidder)
9	BP29	Ceramic Tile	$559,700		$559,700	$-	$559,700	Tiede-Zoeller
9	BP32	Resilent Flooring & Carpeting	$653,150		$653,150	$-	$653,150	Heritage Contract Flooring
9	BP31	Carpeting (In BP32)			$-	$-	$-
9	BP33	Painting	$604,500		$604,500	$-	$604,500	ICC (RW)
9	BP37	Toilet/Bath Accessories (In BP27)			$-	$-	$-
9	BP38	Operable Partitions (In BP27)			$-	$-	$-
9	BP50	Epoxy Resin Flooring	$1,127,650		$1,127,650	$-	$1,127,650	MJA
10	BP34	Toilet Partitions	$91,625		$91,625	$-	$91,625	Infinity Northeast (Only Bidder)
10	BP35	Interior Signage (Code & Interior/exterior)	$240,000		$240,000	$-	$240,000	ASI
10	BP36	Lockers	$270,428		$270,428	$-	$270,428	Kraftwerks

Exhibit 1 - Page 2 of 14 March 1, 2019	CONFIDENTIAL	.

Athenex GMP Pending Procurement Summary	Exyte U.S. Inc.

Division	Bid Package Number	Bid Package Description	FINAL BID Selected for GMP	Estimated Amount "Yet to Buy" in Award Value	Recommended Award Value	Grand Total Contingency	GMP Value	Bidder Selected for Pricing
11	BP19	Loading Dock Equipment (Includes BP15 budget)	$875,099		$875,099	$-	$875,099	Rite Hite
11	BP20	Vaults	$-		$-	$-	$-	Custom Vault
11	BP21	Coolers	$500,000		$500,000	$-	$500,000	Darwin Chambers
12	BP40	Laboratory Casework	$753,000		$753,000	$-	$753,000	Kraftwerks
13	C101	Clean Room Systems	$4,871,317		$4,871,317	$-	$4,871,317	PCI
13	BP47	Pre-Cast Building	$22,750		$22,750	$-	$22,750	Hy-Grade Precast
14	BP22	Elevators	$406,400		$406,400	$-	$406,400	Schindler
21	FP101	Fire Protection	$2,064,600		$2,064,600	$-	$2,064,600	SRI
22	M102	Plumbing	$2,838,839		$2,838,839	$-	$2,838,839
22	BP23	Underground Plumbing				$-		WT Spaeder
23	M101	Wet Mechanical	$10,769,004		$10,769,004	$-	$10,769,004
23	M101	Multi-package award credit	$(1,298,000)		$(1,298,000)	$-	$(1,298,000)	JW Danforth
23	M103	Dry Mechanical	$13,525,568		$13,525,568	$-	$13,525,568	JW Danforth
25	E101-040	I&C	$9,129,149		$9,129,149	$-	$9,129,149	U & S
26	E101	Electrical Distirbution (MV)	$12,532,000		$12,532,000	$-	$12,532,000	Ferguson
26		Switchyard	$-		$-	$-	$-	Ferguson
26		Long Lead Switch Gear	$-			$-		Eaton
26	LLE007	Stand-By Generators	$-			$-	$-	Kinsley (Kohler)
27	E101-027	IT	$1,551,000		$1,551,000	$-	$1,551,000	Ferguson
28	E101-028	Security Safety (Cameras/Badge Readers)	$336,758		$336,758	$-	$336,758	Buffalo Fire and Secuity
28	E101-023	Fire Alarm (Void 0 In E101)	$-		$-	$-	$-
32	BP43	Asphalt Paving (In PCO Log)				$-		St. George
32	BP45	Fencing (Client Request)	$-		$-	$-	$-	St. George
32	BP42	Soil Prep & Landscaping (Void - In BP05)			$-	$-	$-
33	BP59	Water Storage Tank and Pad	$659,950		$659,950	$-	$659,950	The State Group (only bidder)
40	N/A	Process Automation			$-	$-	$-
41	P101	Process Piping Systems	$5,215,289		$5,215,289	$-	$5,215,289	JW Danforth
41	PQ001	Parts Washer	$342,065		$342,065	$-	$342,065	Biopharma Systems, LLC
41	PQ002	Terminal Steriler & Autoclaves	$283,419		$283,419	$-	$283,419	Biopharma Systems, LLC
41	PQ003	Pure Steam	$218,305		$218,305	$-	$218,305	AquaChem
41	PQ005	WFI Pretreatment & Generation	$1,176,670		$1,176,670	$-	$1,176,670	Meco
41	PQ006	WFI Storage and Distribution	$735,882		$735,882	$-	$735,882	Meco
41	PQ007	OFCA Generation	$328,950		$328,950	$-	$328,950	Ingersol Rand
41	PQ008	Formulation Tanks and Platforms			$-	$-		Deferred
41	PQ009	TCU	$-		$-	$-		Deferred
41	PQ011	Transfer and Utility Panels			$-	$-		Deferred
41	PQ013	Syringe Assembly and labeling			$-	$-		Deferred
41	PQ014	CIP Skids	$335,927		$335,927	$-	$335,927	TBD - Redesign on-going
41	PQ015	WWT Tanks (Including lift stations/neutralization)	$1,056,446		$1,056,446	$-	$1,056,446	Burt Process Equipment
41	PQ016	pH Neutrailzation and Lift Station (Void in PQ15)			$-	$-	$-	In PQ15
41	PQ017	Downflow Booths			$-	$-	$-	Deferred
41	PQ018	Mixproof Valve Manifold			$-	$-	$-	Deferred
41	PQ010	WFI Cooler	$946,700		$946,700	$-	$946,700	Harrington / Exergy
41	PQ019	Pallet Washer			$-	$-	$-	Deferred
41	PQ020	Heat Exchanger (Void - in PQ15)			$-	$-	$-	In PQ15
41	PQ021	Centrifugal Pumps (Void - in PQ15)			$-	$-	$-	In PQ15
41	PQ022	AODD Pumps (Void - in PQ15)			$-	$-	$-	In PQ15
41	TBD	Remaining Misc. Equipment	$3,912,595		$3,912,595	$-	$3,912,595	Estimate per Equipment List Rev. 6
					$-
			Yet To Buy	$-		$-	$92,932,096	Both Yet to Buy and Contingency Relocated to Cover Sheet 21JAN19

Exhibit 1 - Page 3 of 14 March 1, 2019	CONFIDENTIAL	.

Athenex GMP - Process Equipment List	.

*The equipment listed below identifies the process equipment to be procured via the GMP. With the exception of equipment packages listed on the "Pending Procurement" sheets, under division 41, equiment which is not listed or funded below, is not included in the GMP

Div.	Description	BOD Estimate	Status (Deferred, Athenex, Exyte, Other Package)	GMP Value
41	Utility Panel for Portable Tank	$19,397	Deferred	$-
41	API Benchtop Powder Hood #1	$23,387	Deferred	$-
41	API Benchtop Scale #1	$7,997	Deferred	$-
41	Utility Panel for Portable Tank	$19,397	Deferred	$-
41	API Benchtop Powder Hood #2	$23,387	Deferred	$-
41	API Benchtop Scale #2	$7,997	Deferred	$-
41	IV/Syringe Used-to-clean EQ Pass through	$20,327	Deferred	$-
41	Walkie Lift	$4,192	Athenex	$-
41	Isolated Filling Line (2- 100mL) 30 unit/min	$219,122	Deferred	$-
41	Automated Tub Cover and liner removal	$38,259	Deferred	$-
41	Syringe Filler #2 30 unit/min	$38,259	Deferred	$-
41	Plunger Insertion	$38,259	Deferred	$-
41	Isolator TBD	$38,259	Deferred	$-
41	VHP Unit for Isolator TBD	$38,259	Deferred	$-
41	Wash Station	$4,795	Deferred	$-
41	Utility Carts	$2,096	Deferred	$-
41	Automated Denester	$310,685	Deferred	$-
41	Machine Inspection (cosmetic, particulate)	$1,550,774	Deferred	$-
41	Automated Renester	$310,149	Deferred	$-
41	Manual Syringe Inspection system in lieu of Automated	$(1,750,000)	Deferred	$-
41	Placeholder for EQ Line items	$5,843,675	Deferred	$-
41	Summarized Packaging utility use	$2,096	Deferred	$-
41	Utility Carts	$15,206	Deferred	$-
41	Manual Quality Checking Station	$6,957	Deferred	$-
41	Hand Packing Station	$6,957	Deferred	$-
41	Case Taper Machine MISC-007	$4,527	Deferred	$-
41	Label Dispenser MISC-008	$4,527	Deferred	$-
41	Isolated Filling System 10 unit/min	$78,798	Deferred	$-
41	Bag Filler (2 head custom filler)	$12,575	Deferred	$-
41	Isolator TBD	$21,125	Deferred	$-
41	VHP Unit for Isolator TBD	0	Deferred	$-
41	Manual Quality Checking Station	$3,806	Deferred	$-
41	Hand Packing Station	$3,806	Deferred	$-
41	Case Taper Machine MISC-009	$3,806	Deferred	$-
41	Label Dispenser MISC-010	$5,332	Deferred	$-
41	ISO 5 Laminar Flow Bench #1 8 ft.	$7,427	Athenex	$-
41	ISO 5 Laminar Flow Bench #2 8 ft.	$7,427	Athenex	$-
41	ISO 5 Laminar Flow Bench #3 8 ft.	$9,523	Athenex	$-
41	ISO 5 Laminar Flow Bench #4 8 ft.	$9,523	Athenex	$-
41	ISO 5 Laminar Flow Bench #5 8 ft.	$13,715	Athenex	$-
41	ISO 5 Laminar Flow Bench #6 8 ft.	$4,192	Athenex	$-
41	Terminal Sterilizer #1 (Air/Steam) 380 cf	$933,551	Deferred	$-
41	Homogenizer 50 L MX-001	$25,685	Athenex	$-
41	Top-loading balance (Isolator) WS-006	$12,575	Athenex	$-
41	Process Water POU	$4,192	PQ10 (WFI Coolers)	$-
41	Sachet Filler 120 unit/min	$45,468	Athenex	$-
41	Discharge Conveyor	$2,096	Athenex	$-
41	Ointment Ultrasonic cleaner 10 gal	$9,791	Athenex	$-
41	Process Water POU	$26,606	PQ10 (WFI Coolers)	$-
41	Wash Sink	$32,893	Exyte	$32,893.00
41	Ointment Used-to-clean EQ Pass through MISC-036	$8,138	Deferred	$-
41	Checkweigher CW-001	$17,017	Athenex	$-
41	Hand Packing Station	$3,806	Athenex	$-
41	Case Taper Machine MISC-013	$3,806	Athenex	$-
41	Label Dispenser MISC-014	$3,806	Athenex	$-
41	Excipient Bench Scale #1	$26,606	Deferred	$-
41	Excipient Portable Floor Scale #1 3300 lbs.	$22,063	Deferred	$-
41	Down flow Booth Solvent or Powder 10 ft.	$200,876	Deferred	$-
41	3 lab sinks, glassware washer	$17,302	Exyte provide Lab Sinks, Athenex provide Glass Washers	$17,302.00
41	Misc. Lab Sinks, Benchtop EQ	$4,192	Exyte provide Lab Sinks, Athenex provide Benchtop Eq.	$4,192.00
41	Misc. Lab Sinks, Benchtop EQ	$15,206	Exyte provide Lab Sinks, Athenex provide Benchtop Eq.	$15,206.00
41	Decontamination Sterilizer 35 cf AUTO-004	$376,574	PQ2 (Autoclave)	$-
41	Pallet Washer, Automatic	$103,187	Athenex	$-
41	Isco Sampler	$4,376	Athenex	$-
41	Incubators (3)	$141,750	Exyte	$141,750
41	ISO 5 Laminar Flow Bench #1 - Diana, flow, balances	$36,500	Exyte - Athenex Estimate	$36,500.00
41	ISO 5 Laminar Flow Bench #2 - Diana, flow, balances	$36,500	Exyte - Athenex Estimate	$36,500.00
41	ISO 5 Laminar Flow Bench #3 - Diana, flow, balances	$36,500	Exyte - Athenex Estimate	$36,500.00
41	ISO 5 Laminar Flow Bench #4 - Diana, flow, balances	$36,500	Exyte - Athenex Estimate	$36,500.00
41	ISO 5 Laminar Flow Bench #5 - Diana, flow, balances	$36,500	Exyte - Athenex Estimate	$36,500.00
41	ISO 5 Laminar Flow Bench #6 - Diana, flow, balances	$36,500	Exyte - Athenex Estimate	$36,500.00
41	Carts / Totes / Balance Cable 15 / 100 / 8	$17,650	Exyte - Athenex Estimate	$17,650.00

Exhibit 1 - Page 4 of 14

March 1, 2019

Athenex GMP - Process Equipment List	.

Div.	Description	BOD Estimate	Status (Deferred, Athenex, Exyte, Other Package)	GMP Value
41	Labler Printers - SW / INK	$50,500	Exyte - Athenex Estimate	$50,500.00
41	Formulation Isolator	$200,000	Exyte - Athenex Estimate	$200,000.00
41	Formulation TCU	$8,000	Exyte - Athenex Estimate	$8,000.00
41	Homogenizer - INCREASE SIZE TO 100L (from 10L)	$200,000	Exyte - Athenex Estimate	$200,000.00
41	Top-loading balance (Isolator)	$18,000	Exyte - Athenex Estimate	$18,000.00
41	Top-loading balance (Formulation)	$18,000	Exyte - Athenex Estimate	$18,000.00
41	Sachet Filler -	$750,000	Exyte - Athenex Estimate	$750,000.00
41	Discharge Conveyor	$10,000	Exyte - Athenex Estimate	$10,000.00
41	Ointment Ultrasonic cleaner - INCREASED TO 2 CLEANE	$12,000	Exyte - Athenex Estimate	$12,000.00
41	Checkweigher - ADDED COST OF CHECKWEIGHER	$87,000	Exyte - Athenex Estimate	$87,000.00
41	OINTMENT PACKAGING AND SERIALIZATION	$250,000	Exyte - Athenex Estimate	$250,000.00
41	Filter Integrity Testing Equipment - $46,000 each - 1 only	$46,000	Exyte - Athenex Estimate	$46,000.00
41	Placeholder for Conveyor Line items	$15,000	Exyte - Athenex Estimate	$15,000.00
41	Pallet Washer, Automatic	$103,000	Exyte - Athenex Estimate	$103,000.00
41	Central Stretchwrapper	$8,000	Exyte - Athenex Estimate	$8,000.00
41	ISCO Sampler	$4,376	Exyte - Athenex Estimate	$4,376.00
41	Portable Autoclave	$37,275	Exyte - Athenex Estimate	$37,275.00
41	Laminar Flow Hood #1	$5,355	Exyte - Athenex Estimate	$5,355.00
41	Laminar Flow Hood #2	$5,355	Exyte - Athenex Estimate	$5,355.00
41	Biosafety Cabinet #1	$8,400	Exyte - Athenex Estimate	$8,400.00
41	Biosafety Cabinet #2	$8,400	Exyte - Athenex Estimate	$8,400.00
41	Biosafety Cabinet #3	$8,400	Exyte - Athenex Estimate	$8,400.00
41	Biosafety Cabinet #4	$8,400	Exyte - Athenex Estimate	$8,400.00
41	Biosafety Cabinet #5	$8,400	Exyte - Athenex Estimate	$8,400.00
41	Biosafety Cabinet #6	$8,400	Exyte - Athenex Estimate	$8,400.00
41	Biosafety Cabinet #7	$8,400	Exyte - Athenex Estimate	$8,400.00
41	Biosafety Cabinet #8	$8,400	Exyte - Athenex Estimate	$8,400.00
41	Refrigerator: Reach-in #1	$10,500	Exyte - Athenex Estimate	$10,500.00
41	Refrigerator: Reach-in #2	$10,500	Exyte - Athenex Estimate	$10,500.00
41	Refrigerator: Reach-in #5	$10,500	Exyte - Athenex Estimate	$10,500.00
41	Freezer: Reach-in #1	$13,650	Exyte - Athenex Estimate	$13,650.00
41	Freezer: Reach-in #2	$13,651	Exyte - Athenex Estimate	$13,651.00
41	Forced Air Oven, 3.7 cu ft	$4,200	Exyte - Athenex Estimate	$4,200.00
41	Lab ultrasonic Bath, 2.8 L	$2,100	Exyte - Athenex Estimate	$2,100.00
41	Milliflex single head pump	$12,600	Exyte - Athenex Estimate	$12,600.00
41	Milliflex 3 head pump head	$18,900	Exyte - Athenex Estimate	$18,900.00
41	pH/conductivity meters	$13,230	Exyte - Athenex Estimate	$13,230.00
41	Plate Reader	$61,950	Exyte - Athenex Estimate	$61,950.00
41	XPE56 series micro analytical balance	$81,900	Exyte - Athenex Estimate	$81,900.00
41	XPE205 analytical balance	$37,800	Exyte - Athenex Estimate	$37,800.00
41	Viscometer, RVDV2T	$4,095	Exyte - Athenex Estimate	$4,095.00
41	Viscometer, LVDV2T CP	$4,410	Exyte - Athenex Estimate	$4,410.00
41	Viscometer sample cup	$945	Exyte - Athenex Estimate	$945.00
41	0.8 deg CP spindle	$420	Exyte - Athenex Estimate	$420.00
41	3 deg /2.4 cm CP spindle	$420	Exyte - Athenex Estimate	$420.00
41	TOC Meter, M9 Laboratory	$38,850	Exyte - Athenex Estimate	$38,850.00
41	TOC Meter, M series autosampler	$11,550	Exyte - Athenex Estimate	$11,550.00
41	TOC Meter Part 11 compliance package DataPro 2 SW	$3,465	Exyte - Athenex Estimate	$3,465.00
41	TOC IQOQ Package and on-site validation/calibration	$8,820	Exyte - Athenex Estimate	$8,820.00
41	micro lab laminar flow bench 36"	$25,200	Exyte - Athenex Estimate	$25,200.00
41	autotitrator	$34,650	Exyte - Athenex Estimate	$34,650.00
41	autotitrator 21 CFR Part 11 SW package and validaiton	$5,250	Exyte - Athenex Estimate	$5,250.00
41	glassware washer	$48,300	Exyte - Athenex Estimate	$48,300.00
41	glassware washer racks	$48,300	Exyte - Athenex Estimate	$48,300.00
41	small glassware washer	$11,550	Exyte - Athenex Estimate	$11,550.00
41	bosch visual inspection hood for lab	$8,400	Exyte - Athenex Estimate	$8,400.00
41	UPLC - Total of 7	$735,000	Exyte - Athenex Estimate	$735,000.00
41	software	$56,994	Exyte - Athenex Estimate	$56,994.00
41	Software SQT	$8,736	Exyte - Athenex Estimate	$8,736.00
41	annual software maintenance	$17,850	Exyte - Athenex Estimate	$17,850.00
41	LACE Server	$42,000	Exyte - Athenex Estimate	$42,000.00
41	annual calibration service - 7 UPLC's	$162,855	Exyte - Athenex Estimate	$162,855.00
	Original Estimated Value	$12,772,811	Final GMP Value	$3,912,595.00

Exhibit 1 - Page 5 of 14

March 1, 2019

Yet To Buy Analysis	.

Definitions:

Yet-to-buy: Identified tasks, which cannot be quantified or qualified in sufficient detail during the procurement process, but are necessary to provide a complete and functional system. The cost for bonds, as deemed necessary by the design-build contractor, are also included in these funds.

Contingency: Costs for a future event or circumstance which is possible, but can not be predicted with certainty.

GMP YTB Summary

Division	Package	YTB Value	Comments
1	Temp Power	$18,000	Did not increase Div. 1 total of $4.8M
4	Exterior Stone Veneer	$20,000	Coordination with exterior devices. Doors, badge readers, etc. Misc. blocking/coordination with cold form
4	Interior CMU	$100,000

Misc. angles/supports and fire stopping required to support late bulletin changes to CMU package. Includes penetrations for duct, cable tray, not clearly shown. Include remobilization for walls left open to support process equipment move-in.

8	Glass and Glazing: interiors	$30,000	Coordination with stair landings and exterior mullions at lobby. Know this will required additional coordination
9	Millwork & Cabinets	$35,000	Rigging, move-in and coordination with other trades for utilities/power/IT, including protection of finished product
9	Interiors Package	$365,000

Significant number of penetrations and late changes will add fire stopping, door hardware coordination and finish changes. Hold-areas for move-in of equipment. Coordination with

IT/Secuirty and other hardware issues expected.

9	Ceramic Tile	$30,000	Additional sub-base excluded by bidders. Includes coordination with other trades and OT as needed.
9	Resilent Flooring and Carpet	$25,000	Coordination with interiors, temporary protection of finished floor and repairs due to damages.
9	Painting	$-
9	Epoxy Resign Flooring	$50,000	Coordination with interiors, temporary protection of finished floor and repairs due to damages.
10	Toilet Partitions	$8,000	Misc. metals to support hung partitions.
10	Lockers	$15,000	Protection of final products. Coordination with other trades/services.
10	Interior Signage	$-
11	Loading Dock Equipment	$85,000	6% Price increase expected 2/1 due to lack of award. Expect to relocate steel and air-curtains due to coordination of insulated doors
11	Coolers	$25,000	Rigging, move-in coordination. POC coordintion locations need to be finalized
12	Laboratory Casework	$50,000	Coordination with other trades for utilities, rigging and protection of finished product.
13	Clean Room Systems	$250,000	Known door changes, additional rough-in for clocks, EMS/PCS devices, extended GC to hold open areas for process equipment move-in.
13	Precast Buildings	$5,000	Additional fans, lights, desk-top items & finish requests
14	Elevators	$10,000	Pit coordination issue known. Depth/sump locations expected to be changed
21	Fire Protection	$50,000	Additional heads due to wall changes, height changes. Ductwork blockages will required added heads.
22	Plumbing	$150,000	Overtime and rework of floor drains/restrooms or other coordination requirements.
23	Wet mechanical	$500,000

Winter conditions, coordination of deferred scope with end of line by-passes. Support of IT rooms with potential changes to cooling design. (CRAC's vs rack cooling) Flushing issues with AHJ or environment groups. (Frac tanks). Includes OT or shift differential as needed to support schedule.

23	Dry mechanical	$850,000

Balancing issues, damper testing for AHJ, exhaust fan issues due to deferred scope, winter continues, support with dehumidication to support finishes, OT, winter conditions, potential off- shift differential. Added back AHU-120, however removed $100K for fencing and $150K for exterior "A" signage on building.

25	I&C	$450,000	Relocation of RIO's, I/O's. Coordination with VFD's and owner SOO changes not currently available.
26	Electrical Distribution	$600,000

Panel Schedule changes due to deferred scope, gaps in equipment feeders. Sequence of Op's/communications plan for generators and ATS. Wiring to Gen Sets/Communications to primary substations. Includes $120K winter conditions. Includes potential union wage rate increase. Includes power for dehumidification units. Includes additional Buss-Ties of approx.

$100k.

27	IT	$50,000	Changes to clock system, device locations which continue to be on-going. Minor wiring diagram changes, supports within rooms.
28	Security	$50,000	Additional devices, cameras and badge reader support. Cable lengths for 24V power seems to be too long and expect additional transformers.
33	Water Storage Tank and Pad	$20,000	Site leveling/grading and coordination with fire water pump building
41	Process Piping	$300,000

Rigging coordination, support of CQV efforts which are not identified but are expected. Spec gases for testing/commissioning support. Costs to relocate devices based on process equipment requirements/POC's.

Exhibit 1 - Page 6 of 14 March 1, 2019	CONFIDENTIAL	.

Yet To Buy Analysis	.

41	Parts Washer	$57,000

$32K in alternates provided by vendor and anticipated to be needed. Coordination with other trades for POC's and internior configuration of equipment. Includes expediting submittals/equipment due to schedule.

41	Autoclave	$54,000	Includes lternates provided by vendor and anticipated to be needed. Coordination with other trades for rigging and connections to POC's. Includes expediting submittals/equipment due to schedule.
41	Pure Steam	$60,000	Includes additional POC's, filters/start-up concerns. Includes pre-heater, graphics manager, other alternates expecting client approval.
41	WFI Pretreatment & Generation	$150,000	Includes SOO changes expected, additional testing/validation by vendor expected to be required. Includes vendor alternates expected to be required by owner.
41	WFI Storage & Distribution	$50,000	Includes alternates provided by vendor and expected to be requested by owner.
41	OFCA	$35,000	Includes reduction for smaller dryer (option) and other options.
41	CIP Skids	$-
41	WWT Tanks	$60,000	Rigging/move-in coordination due to late arrival of equipment. Includes DEC testing support, chemicals and minor AHJ requests
41	WFI Coolers	$35,000	Rigging and start-up support - multiple mobilizations.
41	Remaining process equipment	$-
	SUBTOTAL	$4,642,000
	Fee/Insurance	$162,470	Added due to request to move this value below COW Value
	TOTAL	$4,804,470	Total value carried "below the line" for YTB.

Exhibit 1 - Page 7 of 14 March 1, 2019	CONFIDENTIAL	.

Athenex GMP Indirects Summary	.

Indirect Cost Categories	Total (Deferred Scope)
Design	$12,557,128
EPCM Services	$12,329,008
EPCM GC's	$2,697,883
EPCM Fee (M+W)	$4,000,927
EPCM Fee (Pike)	$1,350,000
EPCM Insurance	$1,600,371
Pike GL Insurance	$30,613

Total:	$34,565,930

Design Summary

Description	Total (Deferred Scope)
Concept Design / Site Conditions	$397,225
Basis of Design including Bridging /PCM Services	$1,920,489
BOD Accelerated Efforts / Pre-Con Services/ PCM Services	$2,247,266
Detail Design Allowance	$5,846,935
Construction Administration	$2,145,213

Total	$12,557,128

Exhibit 1 - Page 8 of 14 March 1, 2019	CONFIDENTIAL	.

Athenex GMP Indirects Summary	.

	Athenex Facility - Dunkirk, NY
	General Conditions - GMP Value
	January, 2019

GEN	ERAL CONDITIONS		Cost	Comments
1	Safety Equipment/PPE		$18,600
2	Safety incentives		$23,250
3	Safety training / documentation		$74,000
4	First aid supplies		$15,000
5	Safety signage, type, AHJ Requirements during Construction		$38,500
6	Blue Prints - Drawings/Reprographics		$57,500
7	Bid Advertisement		$45,000
8	Office supplies - printer ink, paper, pens, reproduction, etc.		$51,000
9	Pantry Supplies (Napkins, paper towels, plastic silver ware, etc.)		$18,500
10	Toilet Supplies (toilet paper, hands was liquid, broom, mop, cleaning liquids)		$16,600
11	Cell Phones / Walkie Talkies		$82,720
12	Office Vehicles (Rental, Fuel, Maintenance Costs)		$22,000
13	Team Meetings/Catering/Site Recognition Events		$19,000
14	Computers, software, printers, Copier, Plotters, service maint. contracts, etc.		$205,530
15	Furnishings, white boards, chairs		$78,000
16	Postal/ messenger services		$26,000
17	Staff relocation		$80,000
18	Monthly staff per diem		$608,200
19	Offsite Staff Travel		$105,500
20	Construction waste dumpsters		$0	General Requirement
21	Construction turnstiles		$0	Not Required
22	Project signage		$31,000
23	Water truck		$0	General Requirement
24	Site inspections / Factory inspections M+W Staff only		$0	Not Required
25	Site trailer (Construction, site meetings) 6-wide 72'x60', Safety 2-wide 24'x60', 2-wide Break 24' x 60'		$369,200
	Muldowney Warehouse- 7,000sf		$0	Athenex Paid Direct
	Muldowney Parking Acreage 3.1		$0	Athenex Paid Direct
26	Utilities for Muldowney Rented Spaces		$0	Athenex Paid Direct
27	Site Conex		$51,300
28	Utilities for site trailers (tie-ins for water, power, septic)		$321,000
29	Temp Construction Utilities (e.g. Construction Power, Temp Heat)		$0	Athenex Paid Direct
30	Permits		$0	Athenex Paid Direct
31	Snow removal		$0	General Requirement
32	Road sweeping		$0	General Requirement
33	Site gators ($46,490 Cost to date + $1,500 maintance/repairs if needed)		$47,990
34	Site Security		$0	General Requirement
35	Site Fencing		$0	Site Contractor (COW)
35	BIM Coordination Efforts		$491,800
			$2,897,190
	Adjustments
1	Muldowney Warehouse- 7,000sf	-$	42,000
2	Muldowney Parking Acreage 3.1	-$	30,000
3	Utilities for Muldowney Rented Spaces	-$	108,000
4	National Grid Adjustment - Paid by Athenex	-$	4,236
5	National Grid Adjustment - Paid by Athenex	-$	15,071

	GMP Value - General Conditions		$2,697,883

Exhibit 1 - Page 9 of 14 March 1, 2019	CONFIDENTIAL	.

Athenex GMP General Conditions	.

	Athenex Facility - Dunkirk, NY
	General Conditions - GMP Value
	January, 2019

GEN	ERAL CONDITIONS		Cost	Comments
1	Safety Equipment/PPE		$18,600
2	Safety incentives		$23,250
3	Safety training / documentation		$74,000
4	First aid supplies		$15,000
5	Safety signage, type, AHJ Requirements during Construction		$38,500
6	Blue Prints - Drawings/Reprographics		$57,500
7	Bid Advertisement		$45,000
8	Office supplies - printer ink, paper, pens, reproduction, etc.		$51,000
9	Pantry Supplies (Napkins, paper towels, plastic silver ware, etc.)		$18,500
10	Toilet Supplies (toilet paper, hands was liquid, broom, mop, cleaning liquids)		$16,600
11	Cell Phones / Walkie Talkies		$82,720
12	Office Vehicles (Rental, Fuel, Maintenance Costs)		$22,000
13	Team Meetings/Catering/Site Recognition Events		$19,000
14	Computers, software, printers, Copier, Plotters, service maint. contracts, etc.		$205,530
15	Furnishings, white boards, chairs		$78,000
16	Postal/ messenger services		$26,000
17	Staff relocation		$80,000
18	Monthly staff per diem		$608,200
19	Offsite Staff Travel		$105,500
20	Construction waste dumpsters		$0	General Requirement
21	Construction turnstiles		$0	Not Required
22	Project signage		$31,000
23	Water truck		$0	General Requirement
24	Site inspections / Factory inspections M+W Staff only		$0	Not Required
25	Site trailer (Construction, site meetings) 6-wide 72'x60', Safety 2-wide 24'x60', 2-wide Break 24' x 60'		$369,200
	Muldowney Warehouse- 7,000sf		$0	Athenex Paid Direct
	Muldowney Parking Acreage 3.1		$0	Athenex Paid Direct
26	Utilities for Muldowney Rented Spaces		$0	Athenex Paid Direct
27	Site Conex		$51,300
28	Utilities for site trailers (tie-ins for water, power, septic)		$321,000
29	Temp Construction Utilities (e.g. Construction Power, Temp Heat)		$0	Athenex Paid Direct
30	Permits		$0	Athenex Paid Direct
31	Snow removal		$0	General Requirement
32	Road sweeping		$0	General Requirement
33	Site gators ($46,490 Cost to date + $1,500 maintance/repairs if needed)		$47,990
34	Site Security		$0	General Requirement
35	Site Fencing		$0	Site Contractor (COW)
35	BIM Coordination Efforts		$491,800
			$2,897,190
	Adjustments
1	Muldowney Warehouse- 7,000sf	-$	42,000
2	Muldowney Parking Acreage 3.1	-$	30,000
3	Utilities for Muldowney Rented Spaces	-$	108,000
4	National Grid Adjustment - Paid by Athenex	-$	4,236
5	National Grid Adjustment - Paid by Athenex	-$	15,071

	GMP Value - General Conditions		$2,697,883

Exhibit 1 - Page 10 of 14 March 1, 2019	CONFIDENTIAL	.

Athenex GMP General Requirement Summary	Division 1.

Division 1

Item	Scope Overview	Total ($)	Comments
1	Temporary Heat	$320,000	Installation/Removal (Not utilities)
2	Temporary Guard Shacks with Security Gate	$9,900
3	Security personnel	$264,000
4	Document Support for Commissioning	$302,750
5	Temporary Construction Power	$600,000
6	Site General Condition	$-	Civil Contractor (COW)
7	Textura Program	$-	Not Used
8	Roof Access (Stair Towers) 12 Months	$75,036
9	Lull w/ Operator	$93,900
10	Maintain Perimeter Cable System/Toe Boards for Openings	$130,061
11	First Aid Equip	$-	General Conditions
12	Safety - Fire Protection	$100,000
13	Temp Floor Protection (Material and Labor)	$222,893
14	Temp Protection at Exteriors & Openings (Material and Labor)	$399,210
15	Temp. Access Pathway for Athenex personell after TCO	$-	Not Required per Athenex
16	Temp Elevator Protection	$16,717
17	Temp Toilet(Rent - 20 ea @ 20 mos.)	$78,014
18	Parking / Site / Roads (Clearing, Snow/Salting, and Maintenance)	$356,637
19	Lawn Maintenance	$11,145
20	Job Photographs	$-	Not Required per Athenex
21	Blue Prints	$-	General Conditions
22	Bid Advertising	$-	General Conditions
23	Supplies - Postage & Handling	$-	General Conditions
24	Job Sign	$17,832
25	Job Signs/Temp	$557
26	Surveying - 2-man crew, initial bldg layout, BM's	$27,862
27	Current Cleanup including Slab Maintenance (4 Laborers)	$551,290
28	Rent Dumpster (C&D, Metals, Cardboard) (10/week @ 20 mos)	$872,202
29	Final Cleanup - Core and Shell	$400,000
	GENERAL REQUIREMENTS TOTAL	$4,850,007

Exhibit 1 - Page 11 of 14 March 1, 2019	CONFIDENTIAL	.

September 2017 to February 2018 April 2018 to September 2018 February 2018 to September 2019 October 2019 to June 2020		1900
	Title/Position	Resource	Duration/ Quantity	Hr Rate $$	Total
	Executive Team
			-	$205	$-
	Construction Operations Team
	Project Director	Exyte	3,880	$206.85	$802,578
	Lee Ogle	Exyte
	Project Manager	Exyte	4,340	$206.85	$897,729
	Bill Zurek	Exyte
	MEP CM 1 - Process	Exyte	3,600	$148.75	$535,500
	Gerald Brewster
	MEP CM 2 - Mechanical	Exyte	3,640	$148.75	$541,450
	Derek Maiellaro - Lotus
	MEP CM 3 - Electrical/ELVS	Exyte	3,720	$148.75	$553,350
	Mike Driscoll
	MEP CM 4 - ELVS. (LSS/I&C/FMCS)	Exyte	3,320	$148.75	$493,850
	Tody Montoya
	General Super	Exyte	3,440	$171.25	$589,100
	Jerry Roberts
	MV/ELECT SI 1	Exyte	3,480	$136.85	$476,238
	Tommy Sanders	Exyte
	Electrical SI 2	Exyte	-	$136.85	$-
	I&C Support - Removed 19OCT	Exyte
	CA SI - 3 Code Support Super	Exyte	2,520	$136.85	$344,862
	TBD	Exyte
	Project Eng 1	Exyte	4,120	$106.80	$440,016
	Jarrod Mills	Exyte
	Project Eng 3	Exyte	3,400	$106.80	$363,120
	John Bauman / Ben Crewdson	Exyte
EHS	Office
	Office Admin/Doc Lead	Exyte	4,496	$78.75	$354,060
	Kellie Saller / Miles Wilson
	Office Admin Support	Exyte	3,600	$78.75	$283,500
	Courtney Rice
EHS
	EHS Manager	Exyte	152	$171.25	$26,030
	Jeff Dennis
	EHS Field	Exyte	3,680	$97.90	$360,272
	Joseph McGowan

Exhibit 1 - Page 12 of 14 March 1, 2019	CONFIDENTIAL	.

	EHS Adm	Exyte	3,280	$55.00	$180,400
	Destiny Clemens
Project	Commercial Team
		Exyte	-		$-
	Procurement
	Procurement Specialist	Exyte	1,840	$137.00	$252,080
	Steve Licursi			$0.00
	Procurement Specialist	Exyte	1,640	$137.00	$224,680
	Nicole Lamarre			$0.00
	Estimating
	CSA Estimator	Exyte	440	$143.85	$63,294
	Various
	MEP/Process Estimator	Exyte	440	$143.85	$63,294
	Various
	Electrical Estimator	Exyte	440	$124.95	$54,978
	Various
	Scheduling
	Scheduler	Exyte	2,200	$143.85	$316,470
	Vu Tran
	Cost / Finance
	Assit PC	Exyte	640	$93.45	$59,808
	Denise Fry
	Assit PC	Exyte	2,040	$93.45	$190,638
	Susan Marcinak
	Assit PC	Exyte	1,680	$93.45	$156,996
	Carol Drayton
	Commerial Manager	Exyte	600	$171.25	$102,750
	Bill Zurek - PM as of 6/15
	Cost Control 1	Exyte	3,960	$107.10	$424,116
	Carrie Ogle
	Cost Control 2		680	$112.30	$76,364
	Patrick Mulready
	QAQC
	Commissioning Specialist	Exyte	-	$150.00	$-
	Removed - Athenex Scope
	DC Asst	Exyte	-	$52.50	$-
	Removed - Not Expect
	DC Department Lead	Exyte	428	$93.75	$40,125
	Terrie Smith
	Total Labor		71696		$9,267,648
	FULL TIME EQUIVALENTS (FTE)		11.8

Hrs per month

Exyte Cost	$-	$-	$ 9,267,648
PIke Cost			$ 3,061,360
Total Labor $ 12,329,008

Exhibit 1 - Page 13 of 14 March 1, 2019	CONFIDENTIAL	.

Exhibit C - Pike CM Labor Forecast

		Hours & Costs Billed thru January 31, 2019		F-19		M-19	A-19	M-19	J-19	J-19	A-19	S-19	O-19	N-19	D-19	J-20	Forecasted Total Billing Hours thru March 19
Title/Position	Resource	Hrly Billing Rate	Total Hours thru 1/31/19	Total Billed thru 2/28/19 (costs thru 1/31/19)	Month 16	Month 17	Month 18	Month 19	Month 20	Month 21	Month 22	Month 23	Month 21	Month 22	Month 23	Month 24	Hrly Billing Rate Effective 4/1/19	Hours (2018 Rates)	Hours (2019 Rates)	Total Incurred & Forecasted Billing
Executive Team
Project Executive	PIKE	$205	175.00	$35,875	16	16	16	16	16	16	16	16	16	16	16	16	213.06	32.00	160	$76,525
Construction Operations Team																	-		-
Project Director (Justin F)	PIKE	$205	2,444.00	$501,020	173	173	173	173	173	173	173	173	173	173	173	173	213.06	346.00	1,730	$940,544
General Superintendent (Joe A)	PIKE	$135	1,920.00	$259,200	173	173	173	173	173	173	173	173	173	173	173	173	155.25	346.00	1,730	$574,493
Site Superintendent (Dave R)	PIKE	$100	2,050.00	$205,000	173	173	173	173	173	173	173	173	173	173	173	173	125.00	346.00	1,730	$455,850
Building Superintendent (Dave Z)	PIKE	$100	192.00	$19,200	173	173	173	173	173	173	173	173	173	173	173	173	125.00	346.00	1,730	$270,050
Project Engineer (Ikea & Tim)	PIKE	$65	1,702.00	$110,630	346	346	346	346	346	346	346	346	346	346	346	346	85.00	692.00	3,460	$449,710
EHS																	-		-
Field Safety	PIKE	$85	24.00	$2,040													-		-	$2,040
Commercial Team																	-		-
Procurement																	-		-
Procurement Specialist	PIKE	$100	1,839.00	$183,900	20	10											115.00	30.00	-	$186,900
Estimating																	-		-
CSA Estimator	PIKE	$100	1,459.00	$145,900													-		-	$145,900
Cost / Finance																	-		-
Cost Accountant (Toni & Mary)	PIKE	$65	375.00	$24,375	40	40	40	40	40	40	40	40	40	40	40	40	85.00	80.00	400	$63,575
Cost Engineer (Andrea)	PIKE	$95	974.00	$92,530	173	173	173	173	173	173	173	173	173	173	173	173	110.31	346.00	1,730	$316,236
Doc Control 2 (Danelle)	PIKE	$55	2,132.00	$117,260	173	173	173	173	173	173	173	173	173	173	173	173	96.25	346.00	1,730	$302,803
Misc. Shared Support Services																	-
Scheduler (John?)	PIKE	$109	1,165.50	$127,040	85	85	85	85	85	85	85	85	85	85	85	85	128.62	170.00	850	$254,897
Total Labor			16,451.50	$1,823,970	1545	1535	1525	1525	1525	1525	1525	1525	1525	1525	1525	1525			15,250	$4,039,521

FULL TIME EQUIVALENTS (FTE)					9	9	8.80 9	8.80 9	8.80 9	8.80 9	8.80 9	8.80 9	8.80 9	8.80 9	8.80 9	8.80

Exhibit 1 - Page 14 of 14 March 1, 2019	CONFIDENTIAL	.

Athenex GMP Specificatio	Exhibit 2 (p. 1 of 5)

Spec No.	Name	Rev	Set Name	Issuance Date
01 10 10	General Requirements	0	Div. 1 Specs	11/1/2018
01 21 00	Allowances	1	Bulletin0020-IFCPermitIssue	12/14/2018
01 30 00	Administrative Requirements	0	Div. 1 Specs	11/1/2018
01 33 00	Submittal Procedures	1	Bulletin0020-IFCPermitIssue	12/14/2018
01 40 00	Quality Requirements	1	Bulletin0020-IFCPermitIssue	12/14/2018
01 42 00	References	0	Div. 1 Specs	11/1/2018
01 45 33	Code-Required Special Inspections and Procedures	0	Div. 1 Specs	11/1/2018
01 50 00	Temporary Facilities and Controls	0	Div. 1 Specs	11/1/2018
01 58 13	Temporary Project Signage	0	Div. 1 Specs	11/1/2018
01 60 00	Product Requirements	0	Div. 1 Specs	11/1/2018
01 73 00	Execution	0	Div. 1 Specs	11/1/2018
01 74 19	Construction Waste Management and Disposal	0	Div. 1 Specs	11/1/2018
01 74 19ESD	ESD Waste Management	NA	Div. 1 Specs	11/1/2018
01 77 00	Closeout Procedures	0	Div. 1 Specs	11/1/2018
01 78 23	Operation and Maintenance Data	0	Div. 1 Specs	11/1/2018
01 78 39	Project Record Documents	0	Div. 1 Specs	11/1/2018
01 79 00	Demonstration and Training	0	Div. 1 Specs	11/1/2018
01 80 00	BIM Standards	0	Div. 1 Specs	11/1/2018
01 91 13	General Commissioning Requirements	0	Div. 1 Specs	11/1/2018
02 41 19	Selective Demolition	0	IFC Specs	4/23/2018
03 30 00	Cast-In-Place Concrete-Civil	0	IFC Specs	4/23/2018
03 30 00	Cast-In-Place Concrete-Structural	0	IFC Specs	4/23/2018
03 30 20	Concrete Slab on Grade	0	IFC Specs	4/23/2018
03 30 25	Concrete Slan on Deck	1	BOD Issue	2/8/2018
04 20 00	Unit Masonry	A	BOD Issue	2/8/2018
04 43 13 16	Adhered Stone Masonry Veneer	1	Bulletin0020-IFCPermitIssue	12/14/2018
05 12 00	Structural Steel Framing	A	BOD Issue	2/8/2018
05 30 00	Metal Decking	A	BOD Issue	2/8/2018
05 40 00	Cold-Formed Metal Framing	1	Bulletin0020-IFCPermitIssue	12/14/2018
05 50 00	Metal Fabrications	1	Bulletin0020-IFCPermitIssue	12/14/2018
05 51 13	Metal Pan Stairs	1	Bulletin0020-IFCPermitIssue	12/14/2018
05 51 19	Metal Grating Stairs	1	Bulletin0020-IFCPermitIssue	12/14/2018
05 52 13	Pipe and Tube Railings	1	Bulletin0020-IFCPermitIssue	12/14/2018
05 72 13	Clean Room Equipment Platform & Stairs	0	PQ007-9&11	9/7/2018
05 73 13	Glazed Decorative Metal Railings	1	Bulletin0020-IFCPermitIssue	12/14/2018
06 10 53	Miscellaneous Rough Carpentry	1	Bulletin0020-IFCPermitIssue	12/14/2018
06 16 00	Sheathing	1	Bulletin0020-IFCPermitIssue	12/14/2018
06 41 16	Plastic-Laminate-Faced Architectural Cabinets	1	Bulletin0020-IFCPermitIssue	12/14/2018
07 13 26	Self-Adhering Sheet Waterproofing	1	Bulletin0020-IFCPermitIssue	12/14/2018
07 14 16	Cold Fluid Applied Water Proofing	1	Bulletin0020-IFCPermitIssue	12/14/2018
07 21 00	Thermal Insulation	1	Bulletin0020-IFCPermitIssue	12/14/2018
07 21 19	Foamed-in-Place Insulation	1	Bulletin0020-IFCPermitIssue	12/14/2018
07 27 26	Fluid-Applied Membrane Air Barriers	1	Bulletin0020-IFCPermitIssue	12/14/2018
07 42 13 19	Insulated Metal Wall Panels	1	Bulletin0020-IFCPermitIssue	12/14/2018
07 54 19	Polyvinyl-Chloride (PVC) Roofing	1	Bulletin0020-IFCPermitIssue	12/14/2018
07 62 00	Sheet Metal Flashing and Trim	1	Bulletin0020-IFCPermitIssue	12/14/2018
07 81 00	Applied Fireproofing	1	Bulletin0020-IFCPermitIssue	12/14/2018
07 84 13	Penetration Firestopping	1	Bulletin0020-IFCPermitIssue	12/14/2018
07 84 43	Joint Firestopping	1	Bulletin0020-IFCPermitIssue	12/14/2018
07 91 00	Preformed Joint Seals	1	Bulletin0020-IFCPermitIssue	12/14/2018
07 92 00	Joint Sealants	1	Bulletin0020-IFCPermitIssue	12/14/2018
08 11 13	Hollow Metal Doors and Frames	1	Bulletin0020-IFCPermitIssue	12/14/2018
08 11 19	Stainless-Steel Doors and Frames	1	Bulletin0020-IFCPermitIssue	12/14/2018
08 31 13	Access Doors and Frames	1	Bulletin0020-IFCPermitIssue	12/14/2018
08 33 23	Overhead Coiling Doors	1	Bulletin0020-IFCPermitIssue	12/14/2018
08 33 23 13	High Performance Overhead Coiling Fabric Doors	1	Bulletin0020-IFCPermitIssue	12/14/2018
08 41 13	Aluminum-Framed Entrances and Storefronts	1	Bulletin0020-IFCPermitIssue	12/14/2018
08 44 13	Glazed Aluminum Curtain Walls	1	Bulletin0020-IFCPermitIssue	12/14/2018
08 71 00	Door Hardware	1	Bulletin0020-IFCPermitIssue	12/14/2018
08 80 00	Glazing	2	Bulletin0020-IFCPermitIssue	12/14/2018
08 91 19	Fixed Louvers	1	Bulletin0020-IFCPermitIssue	12/14/2018
09 21 16 23	Gypsum Board Shaft Wall Assemblies	1	Bulletin0020-IFCPermitIssue	12/14/2018
09 22 16	Non-Structural Metal Framing	1	Bulletin0020-IFCPermitIssue	12/14/2018
09 29 00	Gypsum Board	1	Bulletin0020-IFCPermitIssue	12/14/2018
09 30 13	Ceramic Tiling	1	Bulletin0020-IFCPermitIssue	12/14/2018
09 30 23	Glass Mosaic Tiling	1	Bulletin0020-IFCPermitIssue	12/14/2018
09 51 13	Acoustical Panel Ceilings	1	Bulletin0020-IFCPermitIssue	12/14/2018
09 54 23	Linear Multi-Box Metal Ceilings	1	Bulletin0020-IFCPermitIssue	12/14/2018
09 65 13	Resilient Base and Accessories	1	Bulletin0020-IFCPermitIssue	12/14/2018
09 65 19	Resilient Tile Flooring	1	Bulletin0020-IFCPermitIssue	12/14/2018
09 65 36	Static-Control Resilient Flooring	1	Bulletin0020-IFCPermitIssue	12/14/2018
09 65 66	Resilient Athletic Flooring	1	Bulletin0020-IFCPermitIssue	12/14/2018
09 67 23	Resinous Flooring	1	Bulletin0020-IFCPermitIssue	12/14/2018
09 68 13	Tile Carpeting	1	Bulletin0020-IFCPermitIssue	12/14/2018
09 70 00	Wall Finishes	1	Bulletin0020-IFCPermitIssue	12/14/2018

1/30/2019	CONFIDENTIAL	.

Athenex GMP Specificatio	Exhibit 2 (p. 2 of 5)

Spec No.	Name	Rev	Set Name	Issuance Date
09 91 23	Interior Painting	1	Bulletin0020-IFCPermitIssue	12/14/2018
10 21 13 14	Stainless-Steel Toilet Compartments	1	Bulletin0020-IFCPermitIssue	12/14/2018
10 21 13 17	Phenolic-Core Toilet Compartments	A	Issue for Bid	10/12/2018
10 22 39	Folding Panel Partitions	1	IFC Package	12/7/2018
10 26 00	Wall and Door Protection	0	Bulletin0020-IFCPermitIssue	12/14/2018
10 44 13	Fire Protection Cabinets	1	Bulletin0020-IFCPermitIssue	12/14/2018
10 44 16	Fire Extinguishers	1	Bulletin0020-IFCPermitIssue	12/14/2018
10 51 13	Metal Lockers	1	Bulletin0020-IFCPermitIssue	12/14/2018
10 56 13	Metal Storage Shelving	1	Bulletin0020-IFCPermitIssue	12/14/2018
11 05 13	Common Motor Requirements for Equipment	0	Issue for Bid	8/15/2018
11 13 13	Loading Dock Bumpers	1	Bulletin0020-IFCPermitIssue	12/14/2018
11 13 16	Loading Dock Seals and Shelters	1	Bulletin0020-IFCPermitIssue	12/14/2018
11 13 19	Master Control Panels	1	Bulletin0020-IFCPermitIssue	12/14/2018
11 13 19 01	Stationary Loading Dock Equipment	1	Bulletin0020-IFCPermitIssue	12/14/2018
11 53 13	Laboratory Fume Hoods	1	Bulletin0020-IFCPermitIssue	12/14/2018
12 24 13	Roller Window Shades	1	Bulletin0020-IFCPermitIssue	12/14/2018
12 35 53 13	Metal Laboratory Casework	1	Bulletin0020-IFCPermitIssue	12/14/2018
12 48 16	Entrance Floor Grilles	1	Bulletin0020-IFCPermitIssue	12/14/2018
13 00 00	Clean Room Pre-engineered Modular Wall and Ceiling System	1	Bulletin0020-IFCPermitIssue	12/14/2018
13 21 26	Cold Storage Rooms	0	Issue for Bid	10/12/2018
13 27 00	Vaults	A	Core and Shell	6/29/2018
14 21 23 16	Machine Room-Less Electric Traction Passenger Elevators	1	Bulletin0020-IFCPermitIssue	12/14/2018
14 24 13	Hydraulic Freight Elevators	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 05 13	Common Motor Requirements for Fire-Suppression Equipment	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 05 17	Sleeves and Sleeve Seals fir Fire-Supression Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 05 18	Escutcheons for Fire-Suppression Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 05 23	General-Duty Valves for Fire Protection Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 05 29	Hangers & Supports for Fire Suppression Piping & Equipment	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 05 53	Identification for Fire-Suppression Piping and Equipment	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 11 00	Facility Fire-Suppression Water-Service Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 11 19	Fire Department Cpnnections	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 12 00	Fire-Suppression Standpipes	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 13 13	Wet-Pipe Sprinkler Systems	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 13 16	Dry-Pipe Spinkler Systems	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 22 00	Clean-Agent Fire-Suppression Systems	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 31 16	Diesel-Drive, Fire Pump	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 34 13	Pressure-mainetance Pumps	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 39 00	Controllers for Fire-Pump Drivers	1	Bulletin0020-IFCPermitIssue	12/14/2018
21 44 00	Fire Protection Water Storage Tanks	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 05 13	Common Motor Requirements for Plumbing Equipment	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 05 16	Expansion Fittings and Loops for Plumbing Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 05 17	Sleeves And Sleeve Seals for Plumbing Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 05 18	Escutcheons for Plumbing Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 05 19	Meters and Gages for Plumbing Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 05 23 12	Ball Valves for Plumbing Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 05 23 13	Butterfly Valves for Plumbing Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 05 23 14	Check Valves for Plumbing Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 05 23 15	Gate Valves for Plumbing Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 05 29	Hangers and Supports for Plumbing Piping and Equipment	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 05 53	Identification for Plumbing Piping and Equipment	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 07 19	Plumbing Piping Insulation	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 11 13	Facility Water Distribution Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 11 13CPL	Facility Water Distribution Piping	0	IFC Specs	4/23/2018
22 11 16	Domestic Water Piping	0	Bulletin0020-IFCPermitIssue	12/14/2018
22 11 16 01	Domestic Water Piping	1	Pricing Issue	8/31/2018
22 11 17	Gray-Water Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 11 19	Domestic Water Piping Specialties	0	Bulletin0020-IFCPermitIssue	12/14/2018
22 11 19 01	Domestic Water Piping Specialties	1	Pricing Issue	8/31/2018
22 11 23 13	Domestic-Water Packaged Booster Pumps	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 11 23 21	Inline, Domestic-Water Pipes	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 13 13	Facility Sanitary Sewers	0	Pricing Issue	8/31/2018
22 13 16	Sanitary Waste and Vent Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 13 19	Sanitary Waste Piping Specialties	0	Pricing Issue	8/31/2018
22 13 19 01	Sanitary Waste Piping Specialties	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 14 13	Facility Storm Drainage Piping	0	Pricing Issue	8/31/2018
22 14 13 01	Facility Storm Drainage	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 14 23	Storm Drainage Piping Specialties	0	Pricing Issue	8/31/2018
22 14 23 01	Storm Drainage Piping Specialties	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 14 29	Sump Pumps	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 31 00	Domestic Water Softeners	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 32 00	Grey-Water Harvesting Equipment & Filtration System	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 33 00	Electric Domestic Water Heaters	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 35 00	Domestic-Water Heat Exchangers	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 42 13 13	Commercial Water Closets	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 42 13 16	Commercial Urinals	1	Bulletin0020-IFCPermitIssue	12/14/2018

1/30/2019	CONFIDENTIAL	.

Athenex GMP Specificatio	Exhibit 2 (p. 3 of 5)

Spec No.	Name	Rev	Set Name	Issuance Date
22 42 16 13	Commercial Lavatories	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 42 16 16	Commercial Sinks	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 42 23	Commerical Showers	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 45 00	Emergency Plumbing Fixtures	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 47 16	Pressure Water Coolers	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 61 13	Compressed-Air Piping for Laboratory and Healthcare Facilities	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 63 14	Compressed Gas Piping for Laboratory and Pharmaceutical Facilities	1	Bulletin0020-IFCPermitIssue	12/14/2018
22 66 00	Chemical-Waste Systems for Laboratory and Healthcare Facilities	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 05 13	Common Motor Requirements for Equipment	B	Issue for Bid	10/12/2018
23 05 16	Expansion Fittings and Loops for HVAC Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 05 17	Sleeves and Sleeve Seals for HVAC Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 05 18	Escutcheons For HVAC Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 05 19	Meters and Gages for HVAC Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 05 23	General-Duty Valves for HVAC Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 05 29	Hangers and Supports for HVAC Piping and Equipment	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 05 48	Vibration and Seismic Controls for Piping and Equipment	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 05 53	Identification for HVAC and Piping and Equipment	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 05 93	Testing, Adjusting, and Balancing for HVAC	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 07 00	Equipment, Vessels, Piping, and Duct Insulation	0	PQ007-9&11	9/7/2018
23 07 13	Duct Insulation	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 07 16	HVAC Equipment Insulation	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 07 19	HVAC Piping Insulation	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 09 23	Building Management System (BMS)	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 09 23 01	BMS Instrumentation for HVAC Controls	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 09 23 11	Control Valves	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 09 23 12	Control Dampers	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 09 93 11	Sequence of Operations for HVAC DDC	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 11 23	Facility Natural-Gas Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 21 13	Hydronic Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 21 23	Hydronic Pumps	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 22 13	Steam and Condensate Heating Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 25 00	HVAC Water Treatment	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 31 13	Metal Ducts	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 31 19 16	Manufactured HVAC Outdoor Air Intake Plenum Casings	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 33 00	Air Duct Accessories	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 34 16	Centrifugal HVAC Fans	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 34 23 01	HVAC Power Ventilators	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 34 33	Air Curtains	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 36 00	Air Terminal Units	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 37 13	Diffusers, Registers, and Grilles	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 37 23	HVAC Gravity Ventilators	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 41 33	High-Efficiency Particulate Filtration	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 51 00	Breechings, Chimneys, and Stacks	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 52 39	Firetube Boilers	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 53 16	Deaerator and Surge Tank	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 53 18	Boiler Blowdown Equipment	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 57 00	Heat Exchangers for HVAC	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 57 10	Unfired Steam Generators	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 64 16	Centrifugal Water Chillers	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 65 00	Cooling Towers	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 73 13 01	Indoor Central-Station Air-Handling Units	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 73 13 19	Indoor Custom Air Handling Units	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 74 00	Air Rotation Units	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 74 33	Dedicated Outdoor-Air Units	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 81 23 03	Computer Room Air Conditioners, Console units	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 82 16	Air Coils	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 82 19	Fan Coil Units	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 82 29	Radiators	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 82 36	Finned-Tube Radiation Heaters	1	Bulletin0020-IFCPermitIssue	12/14/2018
23 82 39	Unit Heaters	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 00 01	Electrical Work General	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 04 45	Elevator Control Switches	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 05 13	Medium-Voltage Cables	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 05 19	Low-Voltage Electrical Power Conductors and Cables	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 05 26	Grounding and Bonding for Electrical Systems	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 05 29	Hangers and Supports for Electrical Systems	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 05 33	Raceway and Boxes for Electrical Systems	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 05 36	Cable Trays for Electrical Systems	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 05 43	Underground Ducts and Raceways for Electrical Systems	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 05 44	Sleeves and Sleeve Seals for Electrical Raceways and Cabling	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 05 53	Identification for Electrical Systems	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 05 73	Arc-Flash Hazard Analysis	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 05 85	Electrical Requirements for Packaged Equipment	0	PQ007-9&11	9/7/2018
26 08 00	Commissioning of Electrical Systems	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 09 13	Electrical Power Monitoring and Control	1	Bulletin0020-IFCPermitIssue	12/14/2018

1/30/2019	CONFIDENTIAL	.

Athenex GMP Specificatio	Exhibit 2 (p. 4 of 5)

Spec No.	Name	Rev	Set Name	Issuance Date
26 09 23	Lighting Control Devices	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 11 01	115kV Substation with Seconday Switchgear	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 11 16 11	Secondary Unit Substations with Switchgear Secondary	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 22 13	Low-Voltage Distribution Transformers	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 24 13	Switchboards	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 24 16	Panelboards	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 25 00	Enclosed Bus Assemblies	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 27 13	Electricity Metering	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 27 26	Wiring Devices	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 28 13	Fuses	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 28 16	Enclosed Switches and Circuit Breakers	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 29 13 03	Enclosed Controllers	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 29 23	Variable-Frequency Motor Controllers	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 32 13 13	Engine Generators	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 33 53	Static Uninterruptible Power Supply	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 36 00	Transfer Switches	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 41 13	Lightning Protection for Structures	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 51 19	LED Interior Lighting	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 52 13	Emergency and Exit Lighting	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 56 19	Exterior Lighting	1	Bulletin0020-IFCPermitIssue	12/14/2018
26 58 00	Heat Tracing for HVAc Piping	1	Bulletin0020-IFCPermitIssue	12/14/2018
28 05 37 11	Bi-Directional Amplifiers	1	Bulletin0020-IFCPermitIssue	12/14/2018
28 31 11	Digital, Addressable Fire-Alarm System	1	Bulletin0020-IFCPermitIssue	12/14/2018
31 10 00	Site Clearing	0	IFC Specs	4/23/2018
31 20 00	Earth Moving	0	IFC Specs	4/23/2018
31 23 01	Excavation Backfill and Compaction Building Areas	0	IFC Specs	4/23/2018
31 23 16	Excavation	0	IFC Specs	4/23/2018
31 23 19	Dewatering	0	IFC Specs	4/23/2018
31 23 23	Soil Compaction	0	IFC Specs	4/23/2018
31 25 00	Erosion and Sedimentation Control	0	IFC Specs	4/23/2018
31 50 00	Evacuation Support and Protection	0	IFC Specs	4/23/2018
32 12 16	Asphalt Paving	0	IFC Specs	4/23/2018
32 13 13	Concrete Paving	0	IFC Specs	4/23/2018
32 17 23	Pavement Markings	0	IFC Specs	4/23/2018
32 31 13	Chain Link Fences and Gates	0	IFC Specs	4/23/2018
32 32 23	Segmental Retaining Walls	0	IFC Specs	4/23/2018
32 92 00	Turf and Grasses	0	IFC Specs	4/23/2018
33 05 00	Common Work Results for Utilities	0	IFC Specs	4/23/2018
33 41 00	Storm Utility Drainage Piping	0	IFC Specs	4/23/2018
33 46 00	Subdrainage	0	IFC Specs	4/23/2018
33 93 00	Storm-Sanitary Manholes	0	IFC Specs	4/23/2018
40 05 13 74	PVC and CPVC Piping	0	Issue for Bid	10/12/2018
40 05 13 77	PP Piping	A	BOD Issue	2/8/2018
40 53 10	Piping Fabrication, Installation, and Testing	0	Issue for Bid	1/11/2018
40 53 10.01_dat	Process Piping Data Sheet	1	Issue for Bid	10/12/2018
40 53 10.02_dat	Process Valve Data Sheet	1	Issue for Bid	10/12/2018
40 53 10.11	Copper Tubing	0	Pricing Issue	8/31/2018
40 53 10.20	Stainless Steel Piping	0	PQ007-9&11	9/7/2018
40 53 10.21	Stainless Steel Tubing	1	PQ007-9&11	9/7/2018
40 53 10.30	Carbon Steel Pipe	0	Pricing Issue	8/31/2018
40 53 10.77	Polypropylene Pipe	B	Pricing Issue	8/31/2018
40 61 13	Process Control Syste, (PCS) Specification	B	A101 Bid Package Addendum	10/24/2018
40 90 00_01	Process Instrument List	B	A101 Bid Package Addendum	10/24/2018
40 90 00_02	Process Control System Input/Output List	B	A101 Bid Package Documents	10/4/2018
40 90 00_03	Environment Monitoring System Input.Output List	B	A101 Bid Package Addendum	10/24/2018
40 90 10	Instrumentation & Control Components Furnished with Equipment	A	PQ007-9&11	9/7/2018
40 90 11.01	Pressure Indicator Transmitter (Sanitary) Data Sheet	A	A101 Bid Package Documents	10/4/2018
40 90 11.02	Pressure Indicator Transmitter (Standard) Data Sheet	A	A101 Bid Package Documents	10/4/2018
40 90 11.03	Differential Pressure indicator Transmitter Data Sheet	A	A101 Bid Package Documents	10/4/2018
40 90 15.07_OFCA	Sequence of Operation, Oil-free Compressed Air	0	PQ007-9&11	9/7/2018
40 90 15.08_PW1	Sequence of Operation, Process Waste 1	A	PQ0013-0018	9/20/2018
40 90 15.09_PW2	Sequence of Operation, Process Waste 2	A	PQ0013-0018	9/20/2018
40 90 20.01	Temperature Transmitter with RTD (Standard Specification)	A	A101 Bid Package Documents	10/4/2018
40 90 20.02	Temperature Transmitter with RTD (Sanitary Specification)	A	A101 Bid Package Documents	10/4/2018
40 90 20.04	Environment Monitoring System (EMS) Specification	B	A101 Bid Package Addendum	10/24/2018
40 90 30.01	Level Indicator Transmitter (D/P Type) Data Sheet	A	A101 Bid Package Documents	10/4/2018
40 90 31.01	Guided Wave Radar Level Indicator Transmitter Data Sheet	A	A101 Bid Package Documents	10/4/2018
40 90 50_01	Weight Transmitter with Load Cells Specification	A	Issue for Bid	10/12/2018
40 90 50_02	Weight scale with Transmitter Specifications (Floor Scale)	A	Issue for Bid	10/12/2018
40 90 50_03	Weight Scale Transmitter Specifications (Bench Scale)	A	Issue for Bid	10/12/2018
42 10 10	Heat Exchangers	0	Pricing Issue	8/31/2018
42 10 10.01 _dat	Heat Exchanger Data Sheet	0	Pricing Issue	8/31/2018
43 12 10	Clean Dry Air System	A	PQ007-9&11	9/7/2018
43 12 10 01 _dat	Clean Dry Air System Data Sheets	A	PQ007-9&11	9/7/2018
43 12 10 01_SIT	Clean Dry Air System Submittal, Inspection and Testing (SIT) Form	A	PQ007-9&11	9/7/2018

1/30/2019	CONFIDENTIAL	.

Athenex GMP Specificatio	Exhibit 2 (p. 5 of 5)

Spec No.	Name	Rev	Set Name	Issuance Date
43 21 00	Process Pumps	0	Issue for Bid	10/12/2018
43 21 00.01_dat	Centrifugal Pump Data Sheets	0	Pricing Issue	8/31/2018
43 21 00.06_dat	AODD Pump Data Sheets	0	Pricing Issue	8/31/2018
43 21 00.07_dat	Waste Transfer Unit Data Sheets	0	PQ0013-0018	9/20/2018
43 21 00.07_sit	Waste Transfer Unit Submittal, Inspection, and Testing (SIT) Form	0	PQ0013-0018	9/20/2018
43 41 16	Plastic Tanks	0	PQ0013-0018	9/20/2018
43 41 16.01 _dat	Plastic Tanks Data Sheet	0	Process Spec Review II- 1 of 2	8/1/2018
45 53 01 01	General Requirements for Biopharm Equipment	0	PQ0013-0018	9/20/2018
45 53 01 10	Submittals, Inspections, and Testing Requirements	0	PQ0013-0018	9/20/2018
45 53 12 01	Biopharm Centrifugal Pump	0	PQ0013-0018	9/20/2018
45 53 12 03_dat	Peristaltic Pump Data Sheet	A	Pricing Issue	8/31/2018
45 53 12 03_SIT	Peristaltic Pump Submittals, Inspection, and Testing (SIT) Form	A	Pricing Issue	8/31/2018
45 53 12.03	Peristaltic Pump	A	Pricing Issue	8/31/2018
45 53 15 01	Biopharm Vessels	0	PQ0013-0018	9/20/2018
45 53 15 01._SIT	Biopharm Vessels Submittals, Inspection, and Testing (SIT) Form	A	PQ007-9&11	9/7/2018
45 53 15 01.dat	Biopharm Vessels Data Sheet	1	PQ007-9&11	9/7/2018
45 53 17 11	Biopharm Magnetic Drive Mixer	A	PQ007-9&11	9/7/2018
45 53 17 11_dat	Biopharm Magnetic Drive Mixer Datasheet	A	PQ007-9&11	9/7/2018
45 53 19 01_SIT	Transfer Panels Submittals, Inspection, and Testing (SIT) Form	A	PQ007-9&11	9/7/2018
45 53 19 05	Utility Panels	A	PQ007-9&11	9/7/2018
45 53 19 05._SIT	Utility Panels Submittals, Inspection, and Testing (SIT) Form	A	PQ007-9&11	9/7/2018
45 53 19 05.dat	Utility Panels Data Sheet	1	PQ007-9&11	9/7/2018
45 53 19.01	Transfer Panels	A	PQ007-9&11	9/7/2018
45 53 19.01.dat	Transfer Panels Data Sheet	A	PQ007-9&11	9/7/2018
45 53 19.21	Mix-Proof Valve Manifold	0	PQ0013-0018	9/20/2018
45 53 19.21_dat	Mix-Proof Valve Manifold Data Sheet	0	PQ0013-0018	9/20/2018
45 53 19.21_SIT	Mix-Proof Valve Manifold Submittals, Inspection, and Testing (SIT) Form	0	PQ0013-0018	9/20/2018
45 53 21 01	Biopharm Shell and Tube Heat Exchangers	0	PQ0013-0018	9/20/2018
45 53 21 01.dat	Biopharm Shell and Tube Heat Exchangers Data Sheet	A	Process Spec Review II- 1 of 2	8/1/2018
45 53 21 01_SIT	Biopharm Shell and Tube Heat Exchangers Submittals, Inspection, and Testing (SIT) For	A	Process Spec Review II- 1 of 2	8/1/2018
45 53 21 51	Temperature Control Unit Skid Assembly	A	PQ007-9&11	9/7/2018
45 53 21 51_SIT	Temperature Control Unit Skid Assembly Submittals, Inspection, and Testing (SIT) Form	A	PQ007-9&11	9/7/2018
45 53 21.16	Biopharm Point of Use Heat Exchanger	0	Pricing Issue	8/31/2018
45 53 21.16_dat	Biopharm Point of Use Heat Exchanger Data Sheet	0	Pricing Issue	8/31/2018
45 53 21.16_SIT	Biopharm Point of Use Heat Exchanger Submittals, Inspection, and Testing (SIT) Form	0	Pricing Issue	8/31/2018
45 53 21.51.01_dat	Temperature Control Unit Skid Assembly Data Sheet	0	PQ007-9&11	9/7/2018
45 53 25 02	Hygenic Cartridge Filters	1	PQ0013-0018	9/20/2018
45 53 25 02.dat	Hygenic Cartridge Filters Data Sheet	A	Pricing Issue	8/31/2018
45 53 25 02_SIT	Hygenic Cartridge Filters Data Sheet Submittals, Inspection, and Testing (SIT) Form	A	Pricing Issue	8/31/2018
45 53 54 11	GMP Parts Washer / Dryer	0	PQ001-PQ003	8/10/2018
45 53 54 11_dat	GMP Parts Washer / Dryer Data Sheet	2	AddendumtoProcessSpecUpdates	11/26/2018
45 53 54 11_SIT	GMP Parts Washer / Dryer Data Sheet Submittals, Inspection, and Testing (SIT) Form	0	PQ001-PQ003	8/10/2018
45 53 54.01	Clean in Place Skid	0	PQ0013-0018	9/20/2018
45 53 54.01_dat	Clean in Place Skid Data Sheet	0	PQ0013-0018	9/20/2018
45 53 54.01_SIT	Clean in Place Skid Submittals, Inspection, and Testing (SIT) Form	0	PQ0013-0018	9/20/2018
45 53 55 01	GMP Autoclave	0	PQ001-PQ003	8/10/2018
45 53 55 01_SIT	GMP Autoclave Data Sheet Submittals, Inspection, and Testing (SIT) Form	0	PQ001-PQ003	8/10/2018
45 53 55.01 dat	GMP Autoclave Data Sheet	0	PQ001-PQ003	8/10/2018
45 53 61 22	WFI Vapor Compression Still	0	PQ005-PQ006	8/20/2018
45 53 61 22.dat	WFI Vapor Compression Still Data Sheet	0	PQ005-PQ006	8/20/2018
45 53 61 22_SIT	WFI Vapor Compression Still Submittals, Inspection, and Testing (SIT) Form	0	PQ005-PQ006	8/20/2018
45 53 61.31	Pure Steam Generator	0	PQ001-PQ003	8/10/2018
45 53 61.31_dat	Pure Steam Generator Data Sheet	0	PQ001-PQ003	8/10/2018
45 53 61.31_SIT	Pure Steam Generator Submittals, Inspection, and Testing (SIT) Form	0	PQ001-PQ003	8/10/2018
45 53 61.41	Compendial Water Storage and Distribution	0	PQ005-PQ006	8/20/2018
45 53 61.41_dat	Compendial Water Storage and Distribution Data Sheet	1	PQ005-PQ006	8/20/2018
45 53 61.41_SIT	Compendial Water Storage and Distribution Submittals, Inspection, and Testing (SIT) Fo	0	PQ005-PQ006	8/20/2018
45 53 65 16	Water Pretreatment Skid	0	PQ005-PQ006	8/20/2018
45 53 65 16.dat	Water Pretreatment Skid Data Sheet	0	PQ005-PQ006	8/20/2018
45 53 65 16_SIT	Water Pretreatment Skid Submittals, Inspection, and Testing (SIT) Form	0	PQ005-PQ006	8/20/2018
45 53 97.60	pH Neutralization System	0	PQ0013-0018	9/20/2018
45 53 97.60_dat	pH Neutralization System_Data Sheet	0	PQ0013-0018	9/20/2018
45 53 97.60_SIT	pH Neutralization System Submittals, Inspection, and Testing (SIT) Form	0	PQ0013-0018	9/20/2018

1/30/2019	CONFIDENTIAL	.

Athenex GMP Drawing List	Exhibit 3 (p. 1 of 20)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
1-CS-001	GENERAL PROJECT COVER SHEET - VOLUME 1	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-CS-002	GENERAL PROJECT DRAWING LIST - VOLUME 1	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-CS-003	GENERAL PROJECT COVER SHEET - VOLUME 2	2	Bulletin0021-MechanicalUpdates	Dec 14, 2018 12:00 AM
1-CS-004	GENERAL PROJECT DRAWING LIST - VOLUME 2	2	Bulletin0021-MechanicalUpdates	Dec 14, 2018 12:00 AM
1-CS-005	GENERAL PROJECT COVER SHEET - VOLUME 3	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-CS-006	GENERAL PROJECT DRAWING LIST - VOLUME 3	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-CS-007	GENERAL PROJECT COVER SHEET - VOLUME 4	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-CS-008	GENERAL PROJECT DRAWING LIST - VOLUME 4	2	Bulletin0024-Electrical	Jan 11, 2019 12:00 AM
1-CS-010	GENERAL PROJECT SITE AND BUILDING LOCATION PLANS	2	Bulletin0024-Electrical	Jan 11, 2019 12:00 AM

1/13/2019

Athenex GMP Drawing List	Exhibit 3 (p. 2 of 20)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
1-G-010	GENERAL PHASING DIAGRAM - FIRST FLOOR	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-G-020	GENERAL PHASING DIAGRAM - SECOND FLOOR	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-G-100	GENERAL BUILDING CODE ANALYSIS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-G-110	GENERAL LIFE SAFETY AND BUILDING CODE COMPLIANCE PLANS - FIRST	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-G-115	GENERAL LIFE SAFETY AND BUILDING CODE COMPLIANCE PLANS -	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-G-120	GENERAL LIFE SAFETY AND BUILDING CODE COMPLIANCE PLANS - SECOND	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-G-130	GENERAL TRAVEL DISTANCE DIAGRAM - FIRST FLOOR NORTH	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-G-131	GENERAL TRAVEL DISTANCE DIAGRAM - FIRST FLOOR SOUTH	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-G-132	GENERAL TRAVEL DISTANCE DIAGRAM - SECOND FLOOR NORTH	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-G-133	GENERAL TRAVEL DISTANCE DIAGRAM - SECOND FLOOR SOUTH	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-G-310	GENERAL SECOND FLOOR FRAMING PLAN - FIREPROOFING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-G-320	GENERAL ROOF FRAMING PLAN - FIREPROOFING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM

1/13/2019

Athenex GMP Drawing List	Exhibit 3 (p. 3 of 20)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
C-000	GENERAL NOTES, LEGEND AND SHEET LAYOUT	0	Bulletin 0006 - R10	Sep 12, 2018 12:00 AM
C-100	EXISTING CONDITIONS DEMOLITION SITE PLAN	-	Bulletin 0006 - R10	Sep 12, 2018 12:00 AM
C-200	OVERALL SITE PLAN	14	Bulletin 0022 - Struct & Civil	Jan 3, 2019 12:00 AM
C-201	PROPOSED SITE PLAN	14	Bulletin 0022 - Struct & Civil	Jan 3, 2019 12:00 AM
C-202	PROPOSED SITE PLAN	14	Bulletin 0022 - Struct & Civil	Jan 3, 2019 12:00 AM
C-203	PROPOSED GRADING PLAN	12	Bulletin 0015 - Civil Update	Nov 1, 2018 12:00 AM
C-204	PROPOSED GRADING PLAN	12	Bulletin 0014 - Civil & Structural	Oct 29, 2018 12:00 AM
C-205	PROPOSED UTILITY PLAN	12	Bulletin 0014 - Civil & Structural	Oct 29, 2018 12:00 AM
C-206	PROPOSED UTILITY PLAN	12	Bulletin 0014 - Civil & Structural	Oct 29, 2018 12:00 AM
C-207	PROPOSED UTILITY PLAN	0	Bulletin 0006 - R10	Sep 12, 2018 12:00 AM
C-208	PROPOSED SANITARY SEWER SITE PLAN AND PROFILE VIEW	0	Bulletin 0006 - R10	Sep 12, 2018 12:00 AM
C-209	PROPOSED PERIMETER DRIVEWAY ALIGNMENT	0	Bulletin 0006 - R10	Sep 12, 2018 12:00 AM
C-210	PROPOSED PERIMETER DRIVEWAY PROFILES	0	Bulletin 0006 - R10	Sep 12, 2018 12:00 AM
C-211	PROPOSED STORM MANAGEMENT FACILITY PONDS	0	Bulletin 0006 - R10	Sep 12, 2018 12:00 AM
C-212	PROPOSED LIGHTING PLAN	-	Civil-Addendum Info_R7	Mar 8, 2018 12:00 AM
C-300	GENERAL NOTES, LEGEND AND SHEET LAYOUT	0	Civil-FrozenScope/Town	Jan 19, 2018 12:00 AM
C-301	MISCELLANEOUS DETAILS	0	Bulletin 0006 - R10	Sep 12, 2018 12:00 AM
C-302	MISCELLANEOUS DETAILS	12	Bulletin 0014 - Civil & Structural	Oct 29, 2018 12:00 AM
C-303	MISCELLANEOUS DETAILS	11	Bulletin 0011	Oct 12, 2018 12:00 AM
C-304	MISCELLANEOUS DETAILS	0	Bulletin 0006 - R10	Sep 12, 2018 12:00 AM
C-305	MAINTENANCE AND PROTECTION OF TRAFFIC	0	Bulletin 0006 - R10	Sep 12, 2018 12:00 AM
C-306	LANDSCAPE DETAILS	0	Bulletin 0006 - R10	Sep 12, 2018 12:00 AM
Survey	Topographic Survey	J	Civil-Site Plan Submission_R5	Feb 9, 2018 12:00 AM

1/13/2019

Athenex GMP Drawing List	Exhibit 3 (p. 4 of 21)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
1-S-101	STRUCTURAL GENERAL NOTES	1	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-102	STRUCTURAL GENERAL NOTES CONTINUED	0	Structural Steel Issue	May 23, 2018 12:00 AM
1-S-103	STRUCTURAL SCHEDULE OF SPECIAL INSPECTIONS FOR BUILDING	0	Structural Steel Issue	May 23, 2018 12:00 AM
1-S-104	STRUCTURAL SECOND FLOOR FRAMING PLAN - DESIGN LOADS	1	Structural Steel Issue	May 23, 2018 12:00 AM
1-S-105	STRUCTURAL ROOF PLAN - DESIGN LOADS	1	Structural Steel Issue	May 23, 2018 12:00 AM
1-S-106	STRUCTURAL FRAMING PLAN STEEL AND DECK PAINTING	0	Structural Steel Issue	May 23, 2018 12:00 AM
1-S-210A	STRUCTURAL FOUNDATION PLAN - SECTOR A	9	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-210B	STRUCTURAL FOUNDATION PLAN - SECTOR B	4	Bulletin 0007 - Structural Revisions	Jul 27, 2018 12:00 AM
1-S-210C	STRUCTURAL FOUNDATION PLAN - SECTOR C	5	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-210D	STRUCTURAL FOUNDATION PLAN - SECTOR D	7	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-210E	STRUCTURAL FOUNDATION PLAN - SECTOR E	5	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-210F	STRUCTURAL FOUNDATION PLAN - SECTOR F	3	Bulletin 0007 - Structural Revisions	Jul 27, 2018 12:00 AM
1-S-210G	STRUCTURAL FOUNDATION PLAN - SECTOR G	5	Bulletin 0010 - Structural Updates	Sep 20, 2018 12:00 AM
1-S-210H	STRUCTURAL FOUNDATION PLAN - SECTOR H	7	Bulletin 0010 - Structural Updates	Sep 20, 2018 12:00 AM
1-S-210J	STRUCTURAL FOUNDATION PLAN - SECTOR J	9	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-211	STRUCTURAL FOUNDATION PLAN - EQUIPMENT YARD	1	Bulletin 0016 - Structural Revisions	Nov 9, 2018 12:00 AM
1-S-212	STRUCTURAL FOUNDATION PLAN - TRUCK RAMPS	0	Bulletin 0016 - Structural Revisions	Nov 9, 2018 12:00 AM
1-S-214A	STRUCTURAL FIRST FLOOR KNEE WALL PLAN - SECTOR A	0	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-215	STRUCTURAL INTERSTITIAL FLOOR FRAMING PLAN	2	Bulletin 0008 - Structural Revisions	Aug 15, 2018 12:00 AM
1-S-220A	STRUCTURAL SECOND FLOOR FRAMING PLAN - SECTOR A	6	Bulletin 0023 - Structural Updates Sector A	Jan 09, 2019 12:00AM
1-S-220B	STRUCTURAL SECOND FLOOR FRAMING PLAN - SECTOR B	3	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-220C	STRUCTURAL SECOND FLOOR FRAMING PLAN - SECTOR C	3	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-220D	STRUCTURAL SECOND FLOOR FRAMING PLAN - SECTOR D	5	Bulletin 0022 - Struct & Civil Updates	Jan 01, 2019 12:00AM
1-S-220E	STRUCTURAL SECOND FLOOR FRAMING PLAN - SECTOR E	5	Bulletin 0022 - Struct & Civil Updates	Jan 01, 2019 12:00AM
1-S-220F	STRUCTURAL SECOND FLOOR FRAMING PLAN - SECTOR F	3	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-220G	STRUCTURAL SECOND FLOOR FRAMING PLAN - SECTOR G	1	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-220H	STRUCTURAL SECOND FLOOR FRAMING PLAN - SECTOR H	3	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-220J	STRUCTURAL SECOND FLOOR FRAMING PLAN - SECTOR J	5	Bulletin 0022 - Struct & Civil Updates	Jan 01, 2019 12:00AM
1-S-221	STRUCTURAL PIPE RACK FRAMING PLAN	2	Bulletin 0007 - Structural Revisions	Jul 27, 2018 12:00 AM
1-S-222	STRUCTURAL HUNG PIPE RACK FRAMING PLAN	0	Bulletin 0005 - Foundation	Jun 19, 2018 12:00 AM
1-S-231	STRUCTURAL ROOF FRAMING PLAN - SECTOR A, B, E, F, G	8	Bulletin 0022 - Struct & Civil Updates	Jan 01, 2019 12:00AM
1-S-232	STRUCTURAL ROOF FRAMING PLAN - SECTOR C, D, H, J	5	Bulletin 0022 - Struct & Civil Updates	Jan 01, 2019 12:00AM
1-S-233	STRUCTURAL PARTIAL ROOF FRAMING PLANS	6	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-234	STRUCTURAL LOBBY ROOF FRAMING PLAN AND SECTIONS	4	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-235	STRUCTURAL VESTIBULE ROOF FRAMING PLAN AND SECTIONS	2	Bulletin 0022 - Struct & Civil Updates	Jan 01, 2019 12:00AM
1-S-236	STRUCTURAL VESTIBULE ROOF FRAMING PLAN, SECTIONS AND DETAILS	1	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-237	STRUCTURAL VESTIBULE ROOF FRAMING PLAN, SECTIONS AND DETAILS	2	Bulletin 0023 - Structural Updates Sector A	Jan 09, 2019 12:00AM
1-S-301	STRUCTURAL FOUNDATION SECTIONS AND DETAILS	4	Bulletin 0007 - Structural Revisions	Jul 27, 2018 12:00 AM
1-S-302	STRUCTURAL FOUNDATION SECTIONS AND DETAILS	3	Bulletin 0005 - Foundation	Jun 19, 2018 12:00 AM
1-S-303	STRUCTURAL FOUNDATION SECTIONS AND DETAILS	5	Bulletin 0010 - Structural Updates	Sep 20, 2018 12:00 AM
1-S-304	STRUCTURAL FOUNDATION SECTIONS AND DETAILS	7	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-401	STRUCTURAL CMU WALL PLAN - SECTOR A,B,E,F,G	1	Bulletin 0022 - Struct & Civil Updates	Jan 01, 2019 12:00AM
1-S-402	STRUCTURAL CMU WAL PLAN - SECTOR C,D,H,J	1	Bulletin 0022 - Struct & Civil Updates	Jan 01, 2019 12:00AM
1-S-403	STRUCTURAL MASONRY WALL SECTIONS	1	Bulletin 0022 - Struct & Civil Updates	Jan 01, 2019 12:00AM
1-S-404	STRUCTURAL MASONRY WALL SECTIONS AND DETAILS	0	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-501	STRUCTURAL BRACED FRAME ELEVATIONS	2	Bulletin 0008 - Structural Revisions	Aug 15, 2018 12:00 AM
1-S-502	STRUCTURAL BRACED FRAME ELEVATIONS	2	Bulletin 0012 - Structural Updates	Oct 3, 2018 12:00 AM
1-S-503	STRUCTURAL COLUMN SCHEDULE	1	Bulletin 0005 - Foundation	Jun 19, 2018 12:00 AM
1-S-504	STRUCTURAL BASE PLATE DETAILS AND SCHEDULES	1	Bulletin 0010 - Structural Updates	Sep 20, 2018 12:00 AM
1-S-505	STRUCTURAL FRAMING SECTIONS AND DETAILS	3	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-506	STRUCTURAL EXTERIOR WALL FRAMING ELEVATIONS	1	Bulletin 0013 - Girt Framing at Sector E	Oct 22, 2018 12:00 AM
1-S-507	STRUCTURAL EXTERIOR WALL FRAMING SECTIONS AND DETAILS	0	Bulletin 0007 - Structural Revisions	Jul 27, 2018 12:00 AM
1-S-508	STRUCTURAL EXTERIOR WALL FRAMING SECTIONS AND DETAILS	2	Bulletin 0007 - Structural Revisions	Jul 27, 2018 12:00 AM
1-S-509	STRUCTURAL FRAMING SECTIONS AND DETAILS	4	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-510	STRUCTURAL FRAMING SECTIONS AND DETAILS	2	Bulletin 0022 - Struct & Civil Updates	Jan 01, 2019 12:00AM
1-S-511	STRUCTURAL EXTERIOR WALL FRAMING SECTIONS AND DETAILS	0	Bulletin 0009 - Structural Revisions	Aug 29, 2018 12:00 AM
1-S-512	STRUCTURAL EXTERIOR WALL FRAMING SECTIONS AND DETAILS	3	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-513	STRUCTURAL FRAMING SECTIONS AND DETAILS	2	Bulletin 0018 - Structural Updates	Nov 28, 2018 12:00 AM
1-S-514	STRUCTURAL FRAMING SECTIONS AND DETAILS	2	Bulletin 0022 - Struct & Civil Updates	Jan 01, 2019 12:00AM
1-S-515	STRUCTURAL LOBBY STAIR FRAMING PLAN, SECTIONS AND DETAILS	0	Bulletin 0012 - Structural Updates	Oct 3, 2018 12:00 AM
1-S-516	STRUCTURAL FRAMING SECTIONS AND DETAILS	1	Bulletin 0022 - Struct & Civil Updates	Jan 01, 2019 12:00AM
1-S-517	STRUCTURAL FRAMING SECTIONS AND DETAILS	0	Bulletin 0017 - Structural Update	Nov 13, 2018 12:00 AM
1-S-518	STRUCTURAL FRAMING SECTIONS AND DETAILS	0	Bulletin 0023 - Structural Updates Sector A	Jan 09, 2019 12:00AM

Athenex GMP Drawing List	Exhibit 3 (p. 5 of 21)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
1-A-000	ARCHITECTURAL FLOOR PLAN NOTES, LEGENDS, AND ABBREVIATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-100	ARCHITECTURAL SITE PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-210	ARCHITECTURAL FIRST FLOOR PLAN - EDGE OF SLAB	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-211	ARCHITECTURAL FIRST FLOOR PLAN - BUILDING ENVELOPE	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-212	ARCHITECTURAL FIRST FLOOR PLAN - BUILDING ENVELOPE - NORTH	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-213	ARCHITECTURAL FIRST FLOOR PLAN - BUILDING ENVELOPE - SOUTH	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-214	ARCHITECTURAL FIRST FLOOR PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-214 Defer	ARCHITECTURAL FIRST FLOOR PLAN 1-A-214_RJ_Notes_25OCT18	0	Deferred Scope Mark-up	Oct 25, 2018 12:00 AM
1-A-214A	ARCHITECTURAL FIRST FLOOR PLAN - SECTOR A	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-214B	ARCHITECTURAL FIRST FLOOR PLAN - SECTOR B	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-214C	ARCHITECTURAL FIRST FLOOR PLAN - SECTOR C	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-214D	ARCHITECTURAL FIRST FLOOR PLAN - SECTOR D	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-214E	ARCHITECTURAL FIRST FLOOR PLAN - SECTOR E	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-214F	ARCHITECTURAL FIRST FLOOR PLAN - SECTOR F	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-214G	ARCHITECTURAL FIRST FLOOR PLAN - SECTOR G	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-214H	ARCHITECTURAL FIRST FLOOR PLAN - SECTOR H	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-214J	ARCHITECTURAL FIRST FLOOR PLAN - SECTOR J	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-215	ARCHITECTURAL INTERSTITIAL LEVEL ONE PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-215F	ARCHITECTURAL INTERSTITIAL LEVEL ONE PLAN - SECTOR F	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-215H	ARCHITECTURAL INTERSTITIAL LEVEL ONE PLAN - SECTOR H	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-215J	ARCHITECTURAL INTERSTITIAL LEVEL ONE PLAN - SECTOR J	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-220	ARCHITECTURAL SECOND FLOOR PLAN - EDGE OF SLAB	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-221	ARCHITECTURAL SECOND FLOOR PLAN - BUILDING ENVELOPE	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-222	ARCHITECTURAL SECOND FLOOR PLAN - BUILDING ENVELOPE - NORTH	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-223	ARCHITECTURAL SECOND FLOOR PLAN - BUILDING ENVELOPE - SOUTH	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-224	ARCHITECTURAL SECOND FLOOR PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-224 Defer	ARCHITECTURAL FIRST FLOOR PLAN 1-A-224_RJ_Notes_22OCT18	0	Deferred Scope Mark-up	Oct 22, 2018 12:00 AM
1-A-224A	ARCHITECTURAL SECOND FLOOR PLAN - SECTOR A	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-224B	ARCHITECTURAL SECOND FLOOR PLAN - SECTOR B	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-224C	ARCHITECTURAL SECOND FLOOR PLAN - SECTOR C	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-224D	ARCHITECTURAL SECOND FLOOR PLAN - SECTOR D	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-224E	ARCHITECTURAL SECOND FLOOR PLAN - SECTOR E	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-224F	ARCHITECTURAL SECOND FLOOR PLAN - SECTOR F	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-224G	ARCHITECTURAL SECOND FLOOR PLAN - SECTOR G	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-224H	ARCHITECTURAL SECOND FLOOR PLAN - SECTOR H	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-224J	ARCHITECTURAL SECOND FLOOR PLAN - SECTOR J	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-225H	ARCHITECTURAL INTERSTITIAL LEVEL TWO PLAN - SECTOR H	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-230	ARCHITECTURAL ROOF PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-231	ARCHITECTURAL ROOF PLANS - LOBBY, STAIRS AND ENTRANCE CANOPIES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-301	ARCHITECTURAL EXTERIOR ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-302	ARCHITECTURAL ENLARGED EXTERIOR ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-310	ARCHITECTURAL METAL PANEL TYPE PLAN DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-311	ARCHITECTURAL METAL PANEL TYPE 1 LAYOUT	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-311A	ARCHITECTURAL METAL PANEL TYPE 1 LAYOUT	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-312	ARCHITECTURAL METAL PANEL TYPE 2 LAYOUT	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-313	ARCHITECTURAL METAL PANEL TYPE 3 LAYOUT	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-314	ARCHITECTURAL METAL PANEL TYPE 3 LAYOUT	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-320	ARCHITECTURAL CURTAIN WALL TYPES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-321	ARCHITECTURAL CURTAIN WALL TYPES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-322	ARCHITECTURAL CURTAIN WALL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-323	ARCHITECTURAL CURTAIN WALL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-324	ARCHITECTURAL CURTAIN WALL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-325	ARCHITECTURAL STOREFRONT TYPES AND DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-326	ARCHITECTURAL LOUVER TYPES AND DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-327	ARCHITECTURAL EXTERIOR DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-400	ARCHITECTURAL STAIR PLANS AND SECTIONS - AS1 & BS1	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-401	ARCHITECTURAL STAIR PLANS AND SECTION - DS1	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-402	ARCHITECTURAL STAIR PLANS AND SECTION - DS2	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-403	ARCHITECTURAL STAIR PLANS AND SECTION - ES1	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-404	ARCHITECTURAL STAIR PLANS AND SECTION - ES2	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-405	ARCHITECTURAL STAIR PLANS AND SECTION - HS1	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-406	ARCHITECTURAL STAIR PLANS AND SECTION - JS1	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-407	ARCHITECTURAL STAIR PLANS AND SECTION - JS2	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-408	ARCHITECTURAL STAIR PLANS AND SECTIONS - GROUND FLOOR	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-409	ARCHITECTURAL STAIR PLANS, SECTIONS AND DETAILS - EXTERIOR STAIRS AND	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-410	ARCHITECTURAL STAIR AND RAIL DETAILS	0	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-411	ARCHITECTURAL STAIR PLANS AND SECTIONS - INTERSTITIAL LEVEL & SECOND FLOOR	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-412	ARCHITECTURAL STAIR AND RAIL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-420	ARCHITECTURAL ENLARGED LOBBY PLANS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-421	ARCHITECTURAL LOBBY STAIR SECTIONS AND DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-422	ARCHITECTURAL ENLARGED LOBBY REFLECTIVE CEILING PLAN & DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-430	ARCHITECTURAL PASSENGER ELEVATOR PLANS, SECTIONS AND DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-431	ARCHITECTURAL FREIGHT ELEVATOR PLANS, SECTIONS AND DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-432	ARCHITECTURAL ELEVATOR DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-440	ARCHITECTURAL ENLARGED VESTIBULE PLANS, SECTIONS AND DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-450	ARCHITECTURAL ENLARGED TOILET ROOM PLANS AND ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-451	ARCHITECTURAL ENLARGED TOILET ROOM PLANS AND ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-452	ARCHITECTURAL ENLARGED TOILET ROOM PLANS AND ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-453	ARCHITECTURAL ENLARGED TOILET ROOM PLANS AND ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-454	ARCHITECTURAL ENLARGED TOILET ROOM PLANS, ELEVATIONS AND SCHEDULE	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM

Athenex GMP Drawing List	Exhibit 3 (p. 6 of 20)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
1-A-460	ARCHITECTURAL ENLARGED LOCKER ROOM PLANS AND ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-461	ARCHITECTURAL ENLARGED LOCKER ROOM PLANS AND ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-462	ARCHITECTURAL ENLARGED LOCKER ROOM PLANS AND ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-470	ARCHITECTURAL ENLARGED GOWNING ROOM PLANS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-471	ARCHITECTURAL ENLARGED GOWNING ROOM PLANS, ELEVATION AND SCHEDULE	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-480	ARCHITECTURAL ENLARGED DENSITY STORAGE PLANS AND ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-500	ARCHITECTURAL LAB STANDARDS AND DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-501	ARCHITECTURAL LAB STANDARDS AND DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-502	ARCHITECTURAL OVERHEAD UTILITY PANELS DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-510	ARCHITECTURAL ENLARGED LAB FLOOR PLANS AND ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-511	ARCHITECTURAL ENLARGED LAB FLOOR PLANS AND ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-512	ARCHITECTURAL ENLARGED LAB FLOOR PLANS AND ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-513	ARCHITECTURAL ENLARGED LAB FLOOR PLANS AND ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-514	ARCHITECTURAL ENLARGED LAB FLOOR PLANS AND ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-515	ARCHITECTURAL ENLARGED LAB, STORAGE FLOOR PLANS AND ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-614	ARCHITECTURAL FIRST FLOOR REFLECTED CEILING PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-614A	ARCHITECTURAL FIRST FLOOR REFLECTED CEILING PLAN - SECTOR A	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-614B	ARCHITECTURAL FIRST FLOOR REFLECTED CEILING PLAN - SECTOR B	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-614C	ARCHITECTURAL FIRST FLOOR REFLECTED CEILING PLAN - SECTOR C	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-614D	ARCHITECTURAL FIRST FLOOR REFLECTED CEILING PLAN - SECTOR D	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-614E	ARCHITECTURAL FIRST FLOOR REFLECTED CEILING PLAN - SECTOR E	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-614F	ARCHITECTURAL FIRST FLOOR REFLECTED CEILING PLAN - SECTOR F	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-614G	ARCHITECTURAL FIRST FLOOR REFLECTED CEILING PLAN - SECTOR G	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-614H	ARCHITECTURAL FIRST FLOOR REFLECTED CEILING PLAN - SECTOR H	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-614J	ARCHITECTURAL FIRST FLOOR REFLECTED CEILING PLAN - SECTOR J	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-624	ARCHITECTURAL SECOND FLOOR REFLECTED CEILING PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-624A	ARCHITECTURAL SECOND FLOOR REFLECTED CEILING PLAN - SECTOR A	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-624B	ARCHITECTURAL SECOND FLOOR REFLECTED CEILING PLAN - SECTOR B	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-624C	ARCHITECTURAL SECOND FLOOR REFLECTED CEILING PLAN - SECTOR C	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-624D	ARCHITECTURAL SECOND FLOOR REFLECTED CEILING PLAN - SECTOR D	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-624E	ARCHITECTURAL SECOND FLOOR REFLECTED CEILING PLAN - SECTOR E	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-624F	ARCHITECTURAL SECOND FLOOR REFLECTED CEILING PLAN - SECTOR F	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-624G	ARCHITECTURAL SECOND FLOOR REFLECTED CEILING PLAN - SECTOR G	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-624H	ARCHITECTURAL SECOND FLOOR REFLECTED CEILING PLAN - SECTOR H	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-624J	ARCHITECTURAL SECOND FLOOR REFLECTED CEILING PLAN - SECTOR J	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-710	ARCHITECTURAL PARTITION TYPES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-712	ARCHITECTURAL PARTITION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-713	ARCHITECTURAL PARTITION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-714	ARCHITECTURAL PARTITION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-715	ARCHITECTURAL WALL PROTECTION AND PARTITION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-720	ARCHITECTURAL DOOR SCHEDULE AND DETAILS - BUILDING ENVELOPE	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-721	ARCHITECTURAL DOOR SCHEDULE - SECTOR A	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-722	ARCHITECTURAL DOOR SCHEDULE - SECTOR B, C, D	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-723	ARCHITECTURAL DOOR SCHEDULE - SECTOR E, F, G	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-724	ARCHITECTURAL DOOR SCHEDULE - SECTOR H	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-725	ARCHITECTURAL DOOR SCHEDULE - SECTOR J	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-726	ARCHITECTURAL DOOR DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-727	ARCHITECTURAL DOOR DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-728	ARCHITECTURAL INTERIOR STOREFRONT SYSTEM ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-730	ARCHITECTURAL INTERIOR DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-731	ARCHITECTURAL INTERIOR DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-740	ARCHITECTURAL FINISH SCHEDULE	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-741	ARCHITECTURAL FINISH SCHEDULE	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-742	ARCHITECTURAL FINISH LEGEND AND DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-750	ARCHITECTURAL FIRST FLOOR FINISH PLAN - SECTOR A	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-751	ARCHITECTURAL FIRST FLOOR FINISH PLAN - SECTOR D, E, F, J	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-752	ARCHITECTURAL SECOND FLOOR FINISH PLAN - SECTOR A, H	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-760	ARCHITECTURAL FIRST FLOOR FURNITURE PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-761	ARCHITECTURAL FIRST FLOOR FURNITURE PLAN - SECTOR A	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-762	ARCHITECTURAL FIRST FLOOR FURNITURE PLAN - SECTOR D, E, F, G, J	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-770	ARCHITECTURAL SECOND FLOOR FURNITURE PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-771	ARCHITECTURAL SECOND FLOOR FURNITURE PLAN - SECTOR A, D, H	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-810	ARCHITECTURAL WALL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-811	ARCHITECTURAL WALL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-812	ARCHITECTURAL WALL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-813	ARCHITECTURAL WALL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-814	ARCHITECTURAL WALL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-815	ARCHITECTURAL WALL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-816	ARCHITECTURAL WALL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-817	ARCHITECTURAL WALL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-818	ARCHITECTURAL WALL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-820	ARCHITECTURAL WALL SECTION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-821	ARCHITECTURAL WALL SECTION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-822	ARCHITECTURAL WALL SECTION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-823	ARCHITECTURAL WALL SECTION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-824	ARCHITECTURAL WALL SECTION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-825	ARCHITECTURAL WALL SECTION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-827	ARCHITECTURAL WALL SECTION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-830	ARCHITECTURAL EXTERIOR PLAN DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-831	ARCHITECTURAL EXTERIOR PLAN DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM

Athenex GMP Drawing List	Exhibit 3 (p. 7 of 20)

Athenex GMP Drawing List

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
1-A-832	ARCHITECTURAL EXTERIOR PLAN DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-833	ARCHITECTURAL EXTERIOR PLAN DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-834	ARCHITECTURAL EXTERIOR PLAN DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-835	ARCHITECTURAL EXTERIOR PLAN DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-841	ARCHITECTURAL ROOF DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-911	ARCHITECTURAL INTERIOR WALL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-920	ARCHITECTURAL MILLWORK DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-921	ARCHITECTURAL MILLWORK DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-922	ARCHITECTURAL MILLWORK DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-923	ARCHITECTURAL MILLWORK DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-924	ARCHITECTURAL INTERIOR ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-925	ARCHITECTURAL INTERIOR ELEVATIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-A-940	ARCHITECTURAL INTERIOR SIGNAGE DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM

Athenex GMP Drawing List	Exhibit 3 (p. 8 of 20)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
1-M-001	MECHANICAL COVER SHEET	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-011	MECHANICAL FIRST FLOOR PLAN - AHU ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-011A	MECHANICAL FIRST FLOOR PLAN - SECTOR A - AHU ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-011B	MECHANICAL FIRST FLOOR PLAN - SECTOR B - AHU ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-011C	MECHANICAL FIRST FLOOR PLAN - SECTOR C - AHU ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-011D	MECHANICAL FIRST FLOOR PLAN - SECTOR D - AHU ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-011E	MECHANICAL FIRST FLOOR PLAN - SECTOR E - AHU ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-011F	MECHANICAL FIRST FLOOR PLAN - SECTOR F - AHU ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-011G	MECHANICAL FIRST FLOOR PLAN - SECTOR G - AHU ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-011H	MECHANICAL FIRST FLOOR PLAN - SECTOR H - AHU ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-011J	MECHANICAL FIRST FLOOR PLAN - SECTOR J - AHU ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-012	MECHANICAL SECOND FLOOR PLAN - AHU ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-012A	MECHANICAL SECOND FLOOR PLAN - SECTOR A - AHU ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-012D	MECHANICAL SECOND FLOOR PLAN - SECTOR D - AHU ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-012H	MECHANICAL SECOND FLOOR PLAN - SECTOR H - AHU ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-012J	MECHANICAL SECOND FLOOR PLAN - SECTOR J - AHU ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-021	MECHANICAL FIRST FLOOR PLAN - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-021A	MECHANICAL FIRST FLOOR PLAN - SECTOR A - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-021C	MECHANICAL FIRST FLOOR PLAN - SECTOR C - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-021D	MECHANICAL FIRST FLOOR PLAN - SECTOR D - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-021E	MECHANICAL FIRST FLOOR PLAN - SECTOR E - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-021F	MECHANICAL FIRST FLOOR PLAN - SECTOR F - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-021G	MECHANICAL FIRST FLOOR PLAN - SECTOR G - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-021H	MECHANICAL FIRST FLOOR PLAN - SECTOR H - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-021J	MECHANICAL FIRST FLOOR PLAN - SECTOR J - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-022	MECHANICAL SECOND FLOOR PLAN - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-022A	MECHANICAL SECOND FLOOR PLAN - SECTOR A - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-022B	MECHANICAL SECOND FLOOR PLAN - SECTOR B - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-022D	MECHANICAL SECOND FLOOR PLAN - SECTOR D - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-022E	MECHANICAL SECOND FLOOR PLAN - SECTOR E - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-022H	MECHANICAL SECOND FLOOR PLAN - SECTOR H - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-022J	MECHANICAL SECOND FLOOR PLAN - SECTOR J - EXHAUST ZONING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-031A	MECHANICAL FIRST FLOOR PLAN - SECTOR A - PRESSURIZATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-031B	MECHANICAL FIRST FLOOR PLAN - SECTOR B - PRESSURIZATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-031C	MECHANICAL FIRST FLOOR PLAN - SECTOR C - PRESSURIZATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-031D	MECHANICAL FIRST FLOOR PLAN - SECTOR D - PRESSURIZATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-031F	MECHANICAL FIRST FLOOR PLAN - SECTOR F - PRESSURIZATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-031G	MECHANICAL FIRST FLOOR PLAN - SECTOR G - PRESSURIZATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-031H	MECHANICAL FIRST FLOOR PLAN - SECTOR H - PRESSURIZATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-031J	MECHANICAL FIRST FLOOR PLAN - SECTOR J - PRESSURIZATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-032D	MECHANICAL SECOND FLOOR PLAN - SECTOR D - PRESSURIZATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-032H	MECHANICAL SECOND FLOOR PLAN - SECTOR H - PRESSURIZATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-032J	MECHANICAL SECOND FLOOR PLAN - SECTOR J - PRESSURIZATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210	MECHANICAL FIRST FLOOR PLAN - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210A1	MECHANICAL FIRST FLOOR PLAN - SECTOR A1 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-210A2	MECHANICAL FIRST FLOOR PLAN - SECTOR A2 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210A3	MECHANICAL FIRST FLOOR PLAN - SECTOR A3 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-210A4	MECHANICAL FIRST FLOOR PLAN - SECTOR A4 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210B1	MECHANICAL FIRST FLOOR PLAN - SECTOR B1 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210B2	MECHANICAL FIRST FLOOR PLAN - SECTOR B2 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210C1	MECHANICAL FIRST FLOOR PLAN - SECTOR C1 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210C2	MECHANICAL FIRST FLOOR PLAN - SECTOR C2 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210C4	MECHANICAL FIRST FLOOR PLAN - SECTOR C4 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210D1	MECHANICAL FIRST FLOOR PLAN - SECTOR D1 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-210D2	MECHANICAL FIRST FLOOR PLAN - SECTOR D2 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210D3	MECHANICAL FIRST FLOOR PLAN - SECTOR D3 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-210D4	MECHANICAL FIRST FLOOR PLAN - SECTOR D4 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210D5	MECHANICAL FIRST FLOOR PLAN - SECTOR D5 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-210D6	MECHANICAL FIRST FLOOR PLAN - SECTOR D6 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210E1	MECHANICAL FIRST FLOOR PLAN - SECTOR E1 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-210E2	MECHANICAL FIRST FLOOR PLAN - SECTOR E2 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-210F1	MECHANICAL FIRST FLOOR PLAN - SECTOR F1 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210F2	MECHANICAL FIRST FLOOR PLAN - SECTOR F2 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210F3	MECHANICAL FIRST FLOOR PLAN - SECTOR F3 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210F4	MECHANICAL FIRST FLOOR PLAN - SECTOR F4 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210G1	MECHANICAL FIRST FLOOR PLAN - SECTOR G1 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210G2	MECHANICAL FIRST FLOOR PLAN - SECTOR G2 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210H1	MECHANICAL FIRST FLOOR PLAN - SECTOR H1 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210H2	MECHANICAL FIRST FLOOR PLAN - SECTOR H2 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210H3	MECHANICAL FIRST FLOOR PLAN - SECTOR H3 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210H4	MECHANICAL FIRST FLOOR PLAN - SECTOR H4 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210J1	MECHANICAL FIRST FLOOR PLAN - SECTOR J1 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210J2	MECHANICAL FIRST FLOOR PLAN - SECTOR J2 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210J3	MECHANICAL FIRST FLOOR PLAN - SECTOR J3 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-210J4	MECHANICAL FIRST FLOOR PLAN - SECTOR J4 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220	MECHANICAL SECOND FLOOR PLAN - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220A1	MECHANICAL SECOND FLOOR PLAN - SECTOR A1 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220A2	MECHANICAL SECOND FLOOR PLAN - SECTOR A2 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220A3	MECHANICAL SECOND FLOOR PLAN - SECTOR A3 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-220B1	MECHANICAL SECOND FLOOR PLAN - SECTOR B1 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-220B2	MECHANICAL SECOND FLOOR PLAN - SECTOR B2 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-220C1	MECHANICAL SECOND FLOOR PLAN - SECTOR C1 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220C2	MECHANICAL SECOND FLOOR PLAN - SECTOR C2 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220C3	MECHANICAL SECOND FLOOR PLAN - SECTOR C3 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220C4	MECHANICAL SECOND FLOOR PLAN - SECTOR C4 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-220D2	MECHANICAL SECOND FLOOR PLAN - SECTOR D2 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM

1/13/2019

Athenex GMP Drawing List	Exhibit 3 (p. 9 of 20)

1-M-220D3	MECHANICAL SECOND FLOOR PLAN - SECTOR D3 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220D4	MECHANICAL SECOND FLOOR PLAN - SECTOR D4 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-220D5	MECHANICAL SECOND FLOOR PLAN - SECTOR D5 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-220D6	MECHANICAL SECOND FLOOR PLAN - SECTOR D6 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220E1	MECHANICAL SECOND FLOOR PLAN - SECTOR E1 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220E2	MECHANICAL SECOND FLOOR PLAN - SECTOR E2 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-220F1	MECHANICAL SECOND FLOOR PLAN - SECTOR F1 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220F2	MECHANICAL SECOND FLOOR PLAN - SECTOR F2 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-220F3	MECHANICAL SECOND FLOOR PLAN - SECTOR F3 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220F4	MECHANICAL SECOND FLOOR PLAN - SECTOR F4 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220G1	MECHANICAL SECOND FLOOR PLAN - SECTOR G1 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-220G2	MECHANICAL SECOND FLOOR PLAN - SECTOR G2 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220H1	MECHANICAL SECOND FLOOR PLAN - SECTOR H1 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220H2	MECHANICAL SECOND FLOOR PLAN - SECTOR H2 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220H3	MECHANICAL SECOND FLOOR PLAN - SECTOR H3 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220H4	MECHANICAL SECOND FLOOR PLAN - SECTOR H4 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220J1	MECHANICAL SECOND FLOOR PLAN - SECTOR J1 - DUCTWORK	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-220J2	MECHANICAL SECOND FLOOR PLAN - SECTOR J2 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220J3	MECHANICAL SECOND FLOOR PLAN - SECTOR J3 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-220J4	MECHANICAL SECOND FLOOR PLAN - SECTOR J4 - DUCTWORK	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-230	MECHANICAL ROOF PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310	MECHANICAL FIRST FLOOR PLAN - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310A1	MECHANICAL FIRST FLOOR PLAN - SECTOR A1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310A2	MECHANICAL FIRST FLOOR PLAN - SECTOR A2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310A3	MECHANICAL FIRST FLOOR PLAN - SECTOR A3 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310A4	MECHANICAL FIRST FLOOR PLAN - SECTOR A4 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310B1	MECHANICAL FIRST FLOOR PLAN - SECTOR B1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310B2	MECHANICAL FIRST FLOOR PLAN - SECTOR B2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310C1	MECHANICAL FIRST FLOOR PLAN - SECTOR C1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310C2	MECHANICAL FIRST FLOOR PLAN - SECTOR C2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310C3	MECHANICAL FIRST FLOOR PLAN - SECTOR C3 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310C4	MECHANICAL FIRST FLOOR PLAN - SECTOR C4 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310D1	MECHANICAL FIRST FLOOR PLAN - SECTOR D1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310D2	MECHANICAL FIRST FLOOR PLAN - SECTOR D2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310D3	MECHANICAL FIRST FLOOR PLAN - SECTOR D3 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310D4	MECHANICAL FIRST FLOOR PLAN - SECTOR D4 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310D5	MECHANICAL FIRST FLOOR PLAN - SECTOR D5 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310D6	MECHANICAL FIRST FLOOR PLAN - SECTOR D6 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310E1	MECHANICAL FIRST FLOOR PLAN - SECTOR E1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310E2	MECHANICAL FIRST FLOOR PLAN - SECTOR E2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310F1	MECHANICAL FIRST FLOOR PLAN - SECTOR F1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310F2	MECHANICAL FIRST FLOOR PLAN - SECTOR F2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310F3	MECHANICAL FIRST FLOOR PLAN - SECTOR F3 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310F4	MECHANICAL FIRST FLOOR PLAN - SECTOR F4 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310G1	MECHANICAL FIRST FLOOR PLAN - SECTOR G1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310G2	MECHANICAL FIRST FLOOR PLAN - SECTOR G2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310H1	MECHANICAL FIRST FLOOR PLAN - SECTOR H1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310H2	MECHANICAL FIRST FLOOR PLAN - SECTOR H2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310H3	MECHANICAL FIRST FLOOR PLAN - SECTOR H3 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310H4	MECHANICAL FIRST FLOOR PLAN - SECTOR H4 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310J1	MECHANICAL FIRST FLOOR PLAN - SECTOR J1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310J2	MECHANICAL FIRST FLOOR PLAN - SECTOR J2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310J3	MECHANICAL FIRST FLOOR PLAN - SECTOR J3 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-310J4	MECHANICAL FIRST FLOOR PLAN - SECTOR J4 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320	MECHANICAL SECOND FLOOR PLAN - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320A1	MECHANICAL SECOND FLOOR PLAN - SECTOR A1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320A2	MECHANICAL SECOND FLOOR PLAN - SECTOR A2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320A3	MECHANICAL SECOND FLOOR PLAN - SECTOR A3 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320B1	MECHANICAL SECOND FLOOR PLAN - SECTOR B1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320B2	MECHANICAL SECOND FLOOR PLAN - SECTOR B2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320C1	MECHANICAL SECOND FLOOR PLAN - SECTOR C1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320C2	MECHANICAL SECOND FLOOR PLAN - SECTOR C2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320C3	MECHANICAL SECOND FLOOR PLAN - SECTOR C3 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320C4	MECHANICAL SECOND FLOOR PLAN - SECTOR C4 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320D3	MECHANICAL SECOND FLOOR PLAN - SECTOR D3 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320D4	MECHANICAL SECOND FLOOR PLAN - SECTOR D4 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320D5	MECHANICAL SECOND FLOOR PLAN - SECTOR D5 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320D6	MECHANICAL SECOND FLOOR PLAN - SECTOR D6 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320E1	MECHANICAL SECOND FLOOR PLAN - SECTOR E1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320E2	MECHANICAL SECOND FLOOR PLAN - SECTOR E2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320F1	MECHANICAL SECOND FLOOR PLAN - SECTOR F1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320F2	MECHANICAL SECOND FLOOR PLAN - SECTOR F2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320F3	MECHANICAL SECOND FLOOR PLAN - SECTOR F3 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320F4	MECHANICAL SECOND FLOOR PLAN - SECTOR F4 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320G1	MECHANICAL SECOND FLOOR PLAN - SECTOR G1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320G2	MECHANICAL SECOND FLOOR PLAN - SECTOR G2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320H1	MECHANICAL SECOND FLOOR PLAN - SECTOR H1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320H2	MECHANICAL SECOND FLOOR PLAN - SECTOR H2 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320H3	MECHANICAL SECOND FLOOR PLAN - SECTOR H3 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320H4	MECHANICAL SECOND FLOOR PLAN - SECTOR H4 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320J1	MECHANICAL SECOND FLOOR PLAN - SECTOR J1 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320J3	MECHANICAL SECOND FLOOR PLAN - SECTOR J3 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-320J4	MECHANICAL SECOND FLOOR PLAN - SECTOR J4 - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-401	MECHANICAL ENLARGED FIRST FLOOR PLAN - EQUIPMENT YARD	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-402	MECHANICAL ENLARGED SECOND FLOOR PLAN - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-403	MECHANICAL ENLARGED ROOF PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-411	MECHANICAL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-412	MECHANICAL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM

1/13/2019

Athenex GMP Drawing List	Exhibit 3 (p. 10 of 20)

1-M-413	MECHANICAL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-414	MECHANICAL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-415	MECHANICAL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-416	MECHANICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-417	MECHANICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-418	MECHANICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-419	MECHANICAL SECTIONS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-501	MECHANICAL AIR FLOW DIAGRAM - AHU 100, 110, 120, 130, 140, 150	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-502	MECHANICAL AIR FLOW DIAGRAM - EF-100, 110, 120, 130, 300, 310, 200, 210, 220,	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-520	MECHANICAL AIR FLOW DIAGRAM - AHU 230	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-521	MECHANICAL AIR FLOW DIAGRAM - AHU 231	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-522	MECHANICAL AIR FLOW DIAGRAM - AHU 233	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-523	MECHANICAL AIR FLOW DIAGRAM - AHU 241	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-524	MECHANICAL AIR FLOW DIAGRAM - AHU 243, 245, 247, 249	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-525	MECHANICAL AIR FLOW DIAGRAM - AHU 250	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-526	MECHANICAL AIR FLOW DIAGRAM - AHU 251	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-527	MECHANICAL AIR FLOW DIAGRAM - AHU 260	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-528	MECHANICAL AIR FLOW DIAGRAM - AHU 262, 264	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-530	MECHANICAL AIR FLOW DIAGRAM - AHU 300	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-531	MECHANICAL AIR FLOW DIAGRAM - AHU 300 (CONTINUED), 302	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-532	MECHANICAL AIR FLOW DIAGRAM - AHU 301	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-533	MECHANICAL AIR FLOW DIAGRAM - AHU 301 (CONTINUED)	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-540	MECHANICAL AIR FLOW DIAGRAM - AHU 401, 402, 403, 420	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-541	MECHANICAL AIR FLOW DIAGRAM - IQC LAB	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-542	MECHANICAL AIR FLOW DIAGRAM - AHU 430, 500	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-550	MECHANICAL AIR FLOW DIAGRAM - AHU 510	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-551	MECHANICAL AIR FLOW DIAGRAM - AHU 520	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-552	MECHANICAL AIR FLOW DIAGRAM - AHU 541	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-553	MECHANICAL AIR FLOW DIAGRAM - AHU 540	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-554	MECHANICAL AIR FLOW DIAGRAM - AHU 540 (CONTINUED)	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-555	MECHANICAL AIR FLOW DIAGRAM - AHU 550, 551	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-556	MECHANICAL AIR FLOW DIAGRAM - AHU 570, 571, 580	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-557	MECHANICAL AIR FLOW DIAGRAM - MECHANICAL AND ELECTRICAL ROOMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-558	MECHANICAL AIR FLOW DIAGRAM - FAN COIL UNITS AND MISCELLANEOUS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-601	MECHANICAL PIPING DIAGRAM - CONDENSER WATER SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-602	MECHANICAL PIPING DIAGRAM - PRIMARY CHILLED WATER SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-611	MECHANICAL PIPING DIAGRAM - PRIMARY CHILLED WATER SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-621	MECHANICAL PIPING DIAGRAM - SECONDARY CHILLED WATER SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-631	MECHANICAL PIPING DIAGRAM - PROCESS CHILLED WATER SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-641	MECHANICAL PIPING DIAGRAM - PROCESS CONDENSER WATER SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-651	MECHANICAL PIPING DIAGRAM - BOILER 401 - STEAM GENERATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-652	MECHANICAL PIPING DIAGRAM - BOILER 401 - FUEL SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-653	MECHANICAL PIPING DIAGRAM - BOILER 402 - STEAM GENERATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-654	MECHANICAL PIPING DIAGRAM - BOILER 402 - FUEL SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-655	MECHANICAL PIPING DIAGRAM - BOILER 403 - STEAM GENERATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-656	MECHANICAL PIPING DIAGRAM - BOILER 403 - FUEL SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-657	MECHANICAL PIPING DIAGRAM - SURGE TANK ST-401	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-658	MECHANICAL PIPING DIAGRAM - DEAERATOR DA-401	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-659	MECHANICAL PIPING DIAGRAM - BOILER BLOWDOWN SYSTEMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-661	MECHANICAL PIPING DIAGRAM - STEAM DISTRIBUTION	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-662	MECHANICAL PIPING DIAGRAM - STEAM DISTRIBUTION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-663	MECHANICAL PIPING DIAGRAM - STEAM DISTRIBUTION	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-664	MECHANICAL PIPING DIAGRAM - STEAM DISTRIBUTION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-671	MECHANICAL PIPING DIAGRAM - HEATING HOT WATER SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-681	MECHANICAL PIPING DIAGRAM - GLYCOL HEATING HOT WATER SYSTEM -	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-682	MECHANICAL PIPING DIAGRAM - GLYCOL HEATING HOT WATER SYSTEM -	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-691	MECHANICAL HUMIDIFICATION STEAM SYSTEM - DISTRIBUTION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-701	MECHANICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-702	MECHANICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-703	MECHANICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-704	MECHANICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-705	MECHANICAL DETAILS	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-706	MECHANICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-707	MECHANICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-708	MECHANICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-709	MECHANICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-720	MECHANICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-721	MECHANICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-722	MECHANICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-801	MECHANICAL SCHEDULES	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-802	MECHANICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-803	MECHANICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-804	MECHANICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-805	MECHANICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-810	MECHANICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-811	MECHANICAL SCHEDULES	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-812	MECHANICAL SCHEDULES	2	Bulletin 0021 - Mechanical Updates	Dec 18, 2018 12:00 AM
1-M-901	MECHANICAL I&C COVER SHEET	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-902	MECHANICAL I&C DIAGRAM - BMS NETWORK RISER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-910	MECHANICAL I&C DIAGRAM - TYPICAL CENTRAL AIR SYSTEMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-920	MECHANICAL I&C DIAGRAM - TYPICAL AIR SYSTEMS GMP AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-921	MECHANICAL I&C DIAGRAM - TYPICAL AIR SYSTEMS GMP AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-922	MECHANICAL I&C DIAGRAM - TYPICAL TERMINAL AIR SYSTEMS GMP AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-923	MECHANICAL I&C DIAGRAM - TYPICAL TERMINAL AIR SYSTEMS GMP AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-924	MECHANICAL I&C DIAGRAM - TYPICAL TERMINAL AIR SYSTEMS GMP AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-925	MECHANICAL I&C DIAGRAM - TYPICAL TERMINAL AIR SYSTEMS GMP AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-926	MECHANICAL I&C DIAGRAM - TYPICAL TERMINAL AIR SYSTEMS GMP AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-927	MECHANICAL I&C DIAGRAM - TYPICAL TERMINAL AIR SYSTEMS GMP AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM

1/13/2019

Athenex GMP Drawing List	Exhibit 3 (p. 11 of 20)

1-M-928	MECHANICAL I&C DIAGRAM - TYPICAL TERMINAL AIR SYSTEMS GMP AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-930	MECHANICAL I&C DIAGRAM - TYPICA AIR SYSTEMS OFFICE AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-931	MECHANICAL I&C DIAGRAM - TYPICAL TERMINAL AIR SYSTEMS OFFICE AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-932	MECHANICAL I&C DIAGRAM - TYPICAL TERMINAL AIR SYSTEMS OFFICE AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-933	MECHANICAL I&C DIAGRAM - TYPICAL TERMINAL AIR SYSTEMS OFFICE AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-940	MECHANICAL I&C DIAGRAM - TYPICAL AIR SYSTEMS WAREHOUSE AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-941	MECHANICAL I&C DIAGRAM - TYPICAL SUPPORT AIR SYSTEM AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-942	MECHANICAL I&C DIAGRAM - TYPICAL SUPPORT AIR SYSTEM AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-943	MECHANICAL I&C DIAGRAM - TYPICAL SUPPORT AIR SYSTEM AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-950	MECHANICAL I&C DIAGRAM - AIR SYSTEMS SPINE CORRIDOR AREA	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-951	MECHANICAL I&C DIAGRAM - AIR SYSTEMS LAB SUPPORT AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-952	MECHANICAL I&C DIAGRAM - TYPICAL TERMINAL CHEMISTRY LAB AIR SYSTEMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-953	MECHANICAL I&C DIAGRAM - CHEMISTRY LAB AIR SYSTEMS SUPPORT AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-954	MECHANICAL I&C DIAGRAM - TYPICAL AIR SYSTEMS SUPPORT AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-955	MECHANICAL I&C DIAGRAM - TYPICAL TERMINAL AIR SYSTEMS SUPPORT	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-956	MECHANICAL I&C DIAGRAM - TYPICAL AIR SYSTEMS SUPPORT AREAS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-957	MECHANICAL I&C DIAGRAM - TYPICAL TERMINAL AIR SYSTEMS SUPPORT	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-958	MECHANICAL I&C DIAGRAM - TYPICAL TERMINAL AIR SYSTEMS SUPPORT	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-959	MECHANICAL I&C DIAGRAM - CHILLER ROOM TERMINAL AIR SYSTEMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-960	MECHANICAL I&C DIAGRAM - FAN COIL UNIT CONTROLS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-961	MECHANICAL I&C DIAGRAM - MISCELLANEOUS MONITORING AND CONTROLS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-970	MECHANICAL I&C DIAGRAM - CONDENSER WATER SYSTEM - GENERATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-971	MECHANICAL I&C DIAGRAM - CONDENSER WATER SYSTEM - DISTRIBUTION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-972	MECHANICAL I&C DIAGRAM - PRIMARY CHILLED WATER SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-973	MECHANICAL I&C DIAGRAM - PROCESS CHILLED WATER SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-974	MECHANICAL I&C DIAGRAM - SECONDARY CHILLED WATER SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-975	MECHANICAL I&C DIAGRAM - PROCESS CONDENSER WATER SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-980	MECHANICAL I&C DIAGRAM - BOILER PLANT CONTROLS NETWORK INTERFACE	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-981	MECHANICAL I&C DIAGRAM - BOILER 401, 402, & 403 - STEAM GENERATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-982	MECHANICAL I&C DIAGRAM - BOILER 401, 402, & 403 - FUEL SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-983	MECHANICAL I&C DIAGRAM - SURGE TANK ST-401	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-984	MECHANICAL I&C DIAGRAM - DEAERATOR DA-401	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-985	MECHANICAL I&C DIAGRAM - HEATING HOT WATER SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-M-986	MECHANICAL I&C DIAGRAM - GLYCOL HEATING HOT WATER SYSTEM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM

1/13/2019

Athenex GMP Drawing List	Exhibit 3 (p. 12 of 20)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
1-E-000	ELECTRICAL COVER SHEET	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-001	ELECTRICAL SITE PLAN - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-002	ELECTRICAL SITE PLAN - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-002A	ELECTRICAL SITE PLAN - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-003	ELECTRICAL SITE PLAN - GROUNDING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-004	ELECTRICAL SITE PLAN - 115KV SUBSTATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-005	ELECTRICAL SITE PLAN - 115KV SUBSTATION - GROUNDING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-210A	ELECTRICAL FIRST FLOOR PLAN - SECTOR A - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-210B	ELECTRICAL FIRST FLOOR PLAN - SECTOR B - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-210C	ELECTRICAL FIRST FLOOR PLAN - SECTOR C - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-210D	ELECTRICAL FIRST FLOOR PLAN - SECTOR D - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-210E	ELECTRICAL FIRST FLOOR PLAN - SECTOR E - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-210F	ELECTRICAL FIRST FLOOR PLAN - SECTOR F - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-210G	ELECTRICAL FIRST FLOOR PLAN - SECTOR G - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-210H	ELECTRICAL FIRST FLOOR PLAN - SECTOR H - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-210J	ELECTRICAL FIRST FLOOR PLAN - SECTOR J - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-215F	ELECTRICAL INTERSTITIAL FLOOR PLAN - SECTOR F - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-215H	ELECTRICAL INTERSTITIAL FLOOR PLAN - SECTOR H - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-215J	ELECTRICAL INTERSTITIAL FLOOR PLAN - SECTOR J - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-220A	ELECTRICAL SECOND FLOOR PLAN - SECTOR A - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-220B	ELECTRICAL SECOND FLOOR PLAN - SECTOR B - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-220C	ELECTRICAL SECOND FLOOR PLAN - SECTOR C - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-220D	ELECTRICAL SECOND FLOOR PLAN - SECTOR D - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-220E	ELECTRICAL SECOND FLOOR PLAN - SECTOR E - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-220F	ELECTRICAL SECOND FLOOR PLAN - SECTOR F - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-220G	ELECTRICAL SECOND FLOOR PLAN - SECTOR G - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-220H	ELECTRICAL SECOND FLOOR PLAN - SECTOR H - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-220J	ELECTRICAL SECOND FLOOR PLAN - SECTOR J - LIGHTING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-310A	ELECTRICAL FIRST FLOOR PLAN - SECTOR A - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-310B	ELECTRICAL FIRST FLOOR PLAN - SECTOR B - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-310C	ELECTRICAL FIRST FLOOR PLAN - SECTOR C - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-310D	ELECTRICAL FIRST FLOOR PLAN - SECTOR D - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-310E	ELECTRICAL FIRST FLOOR PLAN - SECTOR E - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-310F	ELECTRICAL FIRST FLOOR PLAN - SECTOR F - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-310G	ELECTRICAL FIRST FLOOR PLAN - SECTOR G - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-310H	ELECTRICAL FIRST FLOOR PLAN - SECTOR H - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-310J	ELECTRICAL FIRST FLOOR PLAN - SECTOR J - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-315F	ELECTRICAL INTERSTITIAL FLOOR PLAN - SECTOR F - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-315H	ELECTRICAL INTERSTITIAL FLOOR PLAN - SECTOR H - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-315J	ELECTRICAL INTERSTITIAL FLOOR PLAN - SECTOR J - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-320A	ELECTRICAL SECOND FLOOR PLAN - SECTOR A - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-320B	ELECTRICAL SECOND FLOOR PLAN - SECTOR B - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-320C	ELECTRICAL SECOND FLOOR PLAN - SECTOR C - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-320D	ELECTRICAL SECOND FLOOR PLAN - SECTOR D - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-320E	ELECTRICAL SECOND FLOOR PLAN - SECTOR E - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-320F	ELECTRICAL SECOND FLOOR PLAN - SECTOR F - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-320G	ELECTRICAL SECOND FLOOR PLAN - SECTOR G - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-320H	ELECTRICAL SECOND FLOOR PLAN - SECTOR H - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-320J	ELECTRICAL SECOND FLOOR PLAN - SECTOR J - POWER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-330	ELECTRICAL ROOF PLAN - NORTH - POWER & SYSTEMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-331	ELECTRICAL ROOF PLAN - SOUTH - POWER & SYSTEMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-410A	ELECTRICAL FIRST FLOOR PLAN - SECTOR A - FIRE ALARM AND SYSTEMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-410B	ELECTRICAL FIRST FLOOR PLAN - SECTOR B - FIRE ALARM AND SYSTEMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-410C	ELECTRICAL FIRST FLOOR PLAN - SECTOR C - FIRE ALARM AND SYSTEMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-410D	ELECTRICAL FIRST FLOOR PLAN - SECTOR D - FIRE ALARM AND SYSTEMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-410E	ELECTRICAL FIRST FLOOR PLAN - SECTOR E - FIRE ALARM AND SYSTEMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-410F	ELECTRICAL FIRST FLOOR PLAN - SECTOR F - FIRE ALARM AND SYSTEMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-410G	ELECTRICAL FIRST FLOOR PLAN - SECTOR G - FIRE ALARM AND SYSTEMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-410H	ELECTRICAL FIRST FLOOR PLAN - SECTOR H - FIRE ALARM AND SYSTEMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-410J	ELECTRICAL FIRST FLOOR PLAN - SECTOR J - FIRE ALARM AND SYSTEMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-411	ELECTRICAL FIRST FLOOR PLAN - NORTH - RACEWAY	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-412	ELECTRICAL FIRST FLOOR PLAN - SOUTH - RACEWAY	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-415F	ELECTRICAL INTERSTITIAL FLOOR PLAN - SECTOR F - FIRE ALARM AND	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-415H	ELECTRICAL INTERSTITIAL FLOOR PLAN - SECTOR H - FIRE ALARM AND	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-415J	ELECTRICAL INTERSTITIAL FLOOR PLAN - SECTOR J - FIRE ALARM AND	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-420A	ELECTRICAL SECOND FLOOR PLAN - SECTOR A - FIRE ALARM AND	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-420B	ELECTRICAL SECOND FLOOR PLAN - SECTOR B - FIRE ALARM AND	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-420C	ELECTRICAL SECOND FLOOR PLAN - SECTOR C - FIRE ALARM AND	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-420D	ELECTRICAL SECOND FLOOR PLAN - SECTOR D - FIRE ALARM AND	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-420E	ELECTRICAL SECOND FLOOR PLAN - SECTOR E - FIRE ALARM AND	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-420F	ELECTRICAL SECOND FLOOR PLAN - SECTOR F - FIRE ALARM AND	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-420G	ELECTRICAL SECOND FLOOR PLAN - SECTOR G - FIRE ALARM AND	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-420H	ELECTRICAL SECOND FLOOR PLAN - SECTOR H - FIRE ALARM AND	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM

1/13/2019

Athenex GMP Drawing List	Exhibit 3 (p. 13 of 20)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
1-E-420J	ELECTRICAL SECOND FLOOR PLAN - SECTOR J - FIRE ALARM AND	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-421	ELECTRICAL SECOND FLOOR PLAN - NORTH - RACEWAY	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-422	ELECTRICAL SECOND FLOOR PLAN - SOUTH - RACEWAY	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-501	ELECTRICAL SINGLE LINE DIAGRAM - UTILITY SUBSTATION	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-502	ELECTRICAL SINGLE LINE DIAGRAM - RELAY SCHEME	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-503	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR D - MECH CUP	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-504	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR D - MECH CUP	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-505	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR D - PROCESS CUP	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-506	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR D - PROCESS CUP	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-507	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR D - PROCESS CUP	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-508	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR D - PROCESS CUP	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-509	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR J - PROCESS 1	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-510	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR J - PROCESS 1	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-511	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR J - PROCESS 1	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-512	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR J - PROCESS 1	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-513	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR E - ADMIN PROCESS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-514	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR E - ADMIN PROCESS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-515	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR E - ADMIN PROCESS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-516	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR B - PROCESS 2	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-517	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR B - PROCESS 2	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-518	ELECTRICAL SINGLE LINE DIAGRAM - SECTOR B - PROCESS 2	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-600	ELECTRICAL ENLARGED PLANS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-601	ELECTRICAL ENLARGED PLANS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-602	ELECTRICAL ENLARGED PLANS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-603	ELECTRICAL ENLARGED PLANS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-604	ELECTRICAL ENLARGED PLANS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-605	ELECTRICAL ENLARGED PLANS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-606	ELECTRICAL ENLARGED PLANS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-607	ELECTRICAL ENLARGED PLANS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-701	ELECTRICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-701A	ELECTRICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-702	ELECTRICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-703	ELECTRICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-704	ELECTRICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-705	ELECTRICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-706	ELECTRICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-707	ELECTRICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-708	ELECTRICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-709	ELECTRICAL DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-710	ELECTRICAL HAZARDOUS BOUNDARY DIAGRAM	0	Bulletin0024-Electrical	Jan 11, 2019 12:00 AM
1-E-801	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-802	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-803	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-804	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-805	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-806	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-807	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-808	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-809	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-810	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-811	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-812	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-813	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-814	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-815	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-816	ELECTRICAL SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-901	ELECTRICAL WIRING DIAGRAMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-902	ELECTRICAL WIRING DIAGRAMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-903	ELECTRICAL WIRING DIAGRAMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-904	ELECTRICAL WIRING DIAGRAMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-905	ELECTRICAL WIRING DIAGRAMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-E-906	ELECTRICAL WIRING DIAGRAMS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM

1/13/2019

Athenex GMP Drawing List	Exhibit 3 (p. 14 of 20)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
1-P-000	PLUMBING COVER SHEET	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-200	PLUMBING UNDERGROUND PLAN - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-210	PLUMBING FIRST FLOOR - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-210A	PLUMBING FIRST FLOOR PLAN - SECTOR A - UTILITY PIPING	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-210B	PLUMBING FIRST FLOOR PLAN - SECTOR B - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-210C	PLUMBING FIRST FLOOR PLAN - SECTOR C - UTILITY PIPING	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-210D	PLUMBING FIRST FLOOR PLAN - SECTOR D - UTILITY PIPING	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-210E	PLUMBING FIRST FLOOR PLAN - SECTOR E - UTILITY PIPING	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-210F	PLUMBING FIRST FLOOR PLAN - SECTOR F - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-210G	PLUMBING FIRST FLOOR PLAN - SECTOR G - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-210H	PLUMBING FIRST FLOOR PLAN - SECTOR H - UTILITY PIPING	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-210J	PLUMBING FIRST FLOOR PLAN - SECTOR J - UTILITY PIPING	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-220	PLUMBING SECOND FLOOR PLAN - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-220A	PLUMBING SECOND FLOOR PLAN - SECTOR A - UTILITY PIPING	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-220B	PLUMBING SECOND FLOOR PLAN - SECTOR B - UTILITY PIPING	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-220C	PLUMBING SECOND FLOOR PLAN - SECTOR C - UTILITY PIPING	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-220D	PLUMBING SECOND FLOOR PLAN - SECTOR D - UTILITY PIPING	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-220E	PLUMBING SECOND FLOOR PLAN - SECTOR E - UTILITY PIPING	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-220F	PLUMBING SECOND FLOOR PLAN - SECTOR F - UTILITY PIPING	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-220G	PLUMBING SECOND FLOOR PLAN - SECTOR G - UTILITY PIPING	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-220H	PLUMBING SECOND FLOOR PLAN - SECTOR H - UTILITY PIPING	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-220J	PLUMBING SECOND FLOOR PLAN - SECTOR J - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-300	PLUMBING UNDERGROUND PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-300A	PLUMBING UNDERGROUND PLAN - SECTOR A	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-300B	PLUMBING UNDERGROUND PLAN - SECTOR B	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-300C	PLUMBING UNDERGROUND PLAN - SECTOR C	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-300D	PLUMBING UNDERGROUND PLAN - SECTOR D	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-300E	PLUMBING UNDERGROUND PLAN - SECTOR E	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-300F	PLUMBING UNDERGROUND PLAN - SECTOR F	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-300G	PLUMBING UNDERGROUND PLAN - SECTOR G	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-300H	PLUMBING UNDERGROUND PLAN - SECTOR H	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-300J	PLUMBING UNDERGROUND PLAN - SECTOR J	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-310	PLUMBING FIRST FLOOR PLAN - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-310A	PLUMBING FIRST FLOOR PLAN - SECTOR A - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-310B	PLUMBING FIRST FLOOR PLAN - SECTOR B - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-310C	PLUMBING FIRST FLOOR PLAN - SECTOR C - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-310D	PLUMBING FIRST FLOOR PLAN - SECTOR D - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-310E	PLUMBING FIRST FLOOR PLAN - SECTOR E - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-310F	PLUMBING FIRST FLOOR PLAN - SECTOR F - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-310G	PLUMBING FIRST FLOOR PLAN - SECTOR G - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-310H	PLUMBING FIRST FLOOR PLAN - SECTOR H - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-310J	PLUMBING FIRST FLOOR PLAN - SECTOR J - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-320	PLUMBING SECOND FLOOR PLAN - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-320A	PLUMBING SECOND FLOOR PLAN - SECTOR A - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-320B	PLUMBING SECOND FLOOR PLAN - SECTOR B - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-320C	PLUMBING SECOND FLOOR PLAN - SECTOR C - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-320D	PLUMBING SECOND FLOOR PLAN - SECTOR D - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-320E	PLUMBING SECOND FLOOR PLAN - SECTOR E - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-320F	PLUMBING SECOND FLOOR PLAN - SECTOR F - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-320G	PLUMBING SECOND FLOOR PLAN - SECTOR G - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-320H	PLUMBING SECOND FLOOR PLAN - SECTOR H - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-320J	PLUMBING SECOND FLOOR PLAN - SECTOR J - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-330	PLUMBING ROOF PLAN - DRAINAGE PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-420	PLUMBING ENLARGED PLANS	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-421	PLUMBING ENLARGED PLANS	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-422	PLUMBING ENLARGED PLANS	2	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-423	PLUMBING EXTERIOR FLOOR PLAN - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-430	PLUMBING ENLARGED PLANS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-431	PLUMBING ENLARGED PLANS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-510	PLUMBING DOMESTIC WATER FLOW DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-511	PLUMBING DOMESTIC WATER FLOW DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-512	PLUMBING DOMESTIC WATER FLOW DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-513	PLUMBING DOMESTIC WATER FLOW DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-514	PLUMBING GREY WATER FLOW DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-515	PLUMBING NON-POTABLE WATER FLOW DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-520	PLUMBING TEPID WATER FLOW DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-521	PLUMBING TEPID WATER FLOW DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-522	PLUMBING TEPID WATER FLOW DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-530	PLUMBING PROCESS WATER FLOW DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM

1/13/2019

Athenex GMP Drawing List	Exhibit 3 (p. 15 of 20)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
1-P-531	PLUMBING PROCESS WATER FLOW DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-540	PLUMBING SANITARY RISER DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-541	PLUMBING SANITARY RISER DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-542	PLUMBING SANITARY RISER DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-543	PLUMBING SANITARY RISER DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-550	PLUMBING STORMWATER RISER DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-551	PLUMBING STORMWATER RISER DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-552	PLUMBING STORMWATER RISER DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-553	PLUMBING STORMWATER RISER DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-560	PLUMBING PROCESS WASTE RISER DIAGRAM - PW1	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-561	PLUMBING PROCESS WASTE RISER DIAGRAM - PW1	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-570	PLUMBING PROCESS WASTE RISER DIAGRAM - PW2	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-571	PLUMBING PROCESS WASTE RISER DIAGRAM - PW2	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-572	PLUMBING PROCESS WASTE RISER DIAGRAM - PW2	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-573	PLUMBING PROCESS WASTE RISER DIAGRAM - PW2	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-580	PLUMBING NATURAL GAS FLOW DIAGRAM	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-701	PLUMBING DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-702	PLUMBING DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-703	PLUMBING DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-704	PLUMBING DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-705	PLUMBING DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-706	PLUMBING DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-801	PLUMBING SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-802	PLUMBING SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-P-803	PLUMBING SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
2-P-300	PLUMBING DRAINAGE PLAN		Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM

1/13/2019

Athenex GMP Drawing List	Exhibit 3 (p. 16 of 20)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
1-FP-000	FIRE PROTECTION COVER SHEET	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-010	FIRE PROTECTION FIRST FLOOR ZONING PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-010A	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR A - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-010B	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR B - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-010C	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR C - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-010D	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR D - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-010E	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR E - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-010F	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR F - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-010G	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR G - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-010H	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR H - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-010J	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR J - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-015	FIRE PROTECTION INTERSTITIAL ZONING PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-015F	FIRE PROTECTION INTERSTITIAL FLOOR PLAN - SECTOR F - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-015H	FIRE PROTECTION INTERSTITIAL FLOOR PLAN - SECTOR H - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-015J	FIRE PROTECTION INTERSTITIAL FLOOR PLAN - SECTOR J - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-020	FIRE PROTECTION SECOND FLOOR ZONING PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-020A	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR A - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-020B	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR B - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-020C	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR C - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-020D	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR D - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-020E	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR E - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-020F	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR F - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-020G	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR G - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-020H	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR H - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-020J	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR J - DENSITY PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-200	FIRE PROTECTION UNDERGROUND PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-210	FIRE PROTECTION FIRST FLOOR PLAN - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-210A	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR A - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-210B	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR B - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-210C	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR C - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-210D	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR D - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-210E	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR E - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-210F	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR F - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-210G	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR G - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-210H	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR H - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-210J	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR J - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-215	FIRE PROTECTION INTERSTITIAL FLOOR PLAN - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-215F	FIRE PROTECTION INTERSTITIAL FLOOR PLAN - SECTOR F - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-215H	FIRE PROTECTION INTERSTITIAL FLOOR PLAN - SECTOR H - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-215J	FIRE PROTECTION INTERSTITIAL FLOOR PLAN - SECTOR J - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-220	FIRE PROTECTION SECOND FLOOR PLAN - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-220A	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR A - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-220B	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR B - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-220C	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR C - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-220D	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR D - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-220E	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR E - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-220F	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR F - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-220G	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR G - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-220H	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR H - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-220J	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR J - SPRINKLER	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-310	FIRE PROTECTION FIRST FLOOR PLAN - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-310A	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR A - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-310B	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR B - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-310C	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR C - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-310D	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR D - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-310E	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR E - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-310F	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR F - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-310G	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR G - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-310H	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR H - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-310J	FIRE PROTECTION FIRST FLOOR PLAN - SECTOR J - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-315	FIRE PROTECTION INTERSTITIAL FLOOR PLAN - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-315F	FIRE PROTECTION INTERSTITIAL FLOOR PLAN - SECTOR F - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-315H	FIRE PROTECTION INTERSTITIAL FLOOR PLAN - SECTOR H - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-315J	FIRE PROTECTION INTERSTITIAL FLOOR PLAN - SECTOR J - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-320	FIRE PROTECTION SECOND FLOOR PLAN - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-320A	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR A - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-320B	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR B - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-320C	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR C - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-320D	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR D - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-320E	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR E - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-320F	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR F - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-320G	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR G - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-320H	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR H - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-320J	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR J - PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-420D	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR D - CLEAN AGENT	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-422D	FIRE PROTECTION SECOND FLOOR PLAN - SECTOR D - CLEAN AGENT	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-701	FIRE PROTECTION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-702	FIRE PROTECTION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-703	FIRE PROTECTION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-704	FIRE PROTECTION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-800A	FIRE PROTECTION SCHEDULES - SECTOR A	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM

1/13/2019

Athenex GMP Drawing List	Exhibit 3 (p. 17 of 20)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
1-FP-800B	FIRE PROTECTION SCHEDULES - SECTOR B	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-800C	FIRE PROTECTION SCHEDULES - SECTOR C	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-800D	FIRE PROTECTION SCHEDULES - SECTOR D	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-800E	FIRE PROTECTION SCHEDULES - SECTOR E	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-800F	FIRE PROTECTION SCHEDULES - SECTOR F	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-800G	FIRE PROTECTION SCHEDULES - SECTOR G	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-800H	FIRE PROTECTION SCHEDULES - SECTOR H	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-FP-800J	FIRE PROTECTION SCHEDULES - SECTOR J	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
2-FP-010	FIRE PROTECTION FIRST FLOOR DENSITY PLAN - FIRE PUMP HOUSE	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
2-FP-701	FIRE PROTECTION FIRST FLOOR PLAN - FIRE PUMP HOUSE	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
2-FP-702	FIRE PROTECTION DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM

1/13/2019

Athenex GMP Drawing List	Exhibit 3 (p. 18 of 20)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
1-PR-000	PROCESS PIPING COVER SHEET	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-210	PROCESS PIPING FIRST FLOOR PLAN - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-210A	PROCESS PIPING FIRST FLOOR PLAN - SECTOR A - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-210B	PROCESS PIPING FIRST FLOOR PLAN - SECTOR B - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-210C	PROCESS PIPING FIRST FLOOR PLAN - SECTOR C - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-210D	PROCESS PIPING FIRST FLOOR PLAN - SECTOR D - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-210F	PROCESS PIPING FIRST FLOOR PLAN - SECTOR F - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-210G	PROCESS PIPING FIRST FLOOR PLAN - SECTOR G - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-210H	PROCESS PIPING FIRST FLOOR PLAN - SECTOR H - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-210J	PROCESS PIPING FIRST FLOOR PLAN - SECTOR J - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-220	PROCESS PIPING SECOND FLOOR PLAN - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-220A	PROCESS PIPING SECOND FLOOR PLAN - SECTOR A - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-220B	PROCESS PIPING SECOND FLOOR PLAN - SECTOR B - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-220C	PROCESS PIPING SECOND FLOOR PLAN - SECTOR C - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-220D	PROCESS PIPING SECOND FLOOR PLAN - SECTOR D - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-220F	PROCESS PIPING SECOND FLOOR PLAN - SECTOR F - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-220G	PROCESS PIPING SECOND FLOOR PLAN - SECTOR G - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-220H	PROCESS PIPING SECOND FLOOR PLAN - SECTOR H - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-401	PROCESS PIPING EXTERIOR FLOOR PLAN - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-402	PROCESS PIPING ENLARGED PLAN - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-403	PROCESS PIPING ENLARGED PLAN - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-404	PROCESS PIPING ENLARGED PLAN - UTILITY PIPING	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-410	PROCESS PIPING PROCESS EQUIPMENT - ARRANGEMENT	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-411	PROCESS PIPING WASTE NEUTRALIZATION EQUIPMENT - ARRANGEMENT	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-451	PROCESS ENLARGED PIPING PLAN SECOND FLOOR SECTOR H	0	IFC Package	Dec 7, 2018 12:00 AM
1-PR-452	PROCESS ENLARGED PIPING PLAN SECOND FLOOR SECTOR H	0	IFC Package	Dec 7, 2018 12:00 AM
1-PR-510	PROCESS PIPING PROCESS EQUIPMENT - HOUSEKEEPING PAD PLAN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-511	PROCESS PIPING WASTE NEUTRALIZATION EQUIPMENT - HOUSEKEEPING PAD	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-551	PROCESS PIPING SECTIONS SECOND FLOOR	0	IFC Package	Dec 7, 2018 12:00 AM
1-PR-552	PROCESS PIPING SECTIONS SECOND FLOOR	0	IFC Package	Dec 7, 2018 12:00 AM
1-PR-810	PROCESS PIPING SCHEDULES	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-901	PROCESS DETAIL SHEET #1 OFF-LOAD BOX, TP-002 & TP-003	0	IFC Package	Dec 7, 2018 12:00 AM
1-PR-902	PROCESS DETAIL SHEET #2 WASTE TANKS TK-026 & TK-027	0	IFC Package	Dec 7, 2018 12:00 AM
1-PR-903	PROCESS DETAIL SHEET #3 UTILITY PANELS UP-002 & UP-003	0	IFC Package	Dec 7, 2018 12:00 AM
1-PR-904	PROCESS DETAIL SHEET #4 FORMULATION #2 & #3 PLATFORMS	0	IFC Package	Dec 7, 2018 12:00 AM
1-PR-905	PROCESS DETAIL SHEET #5 FORMULATION TANKS TK-002 & TK-003	0	IFC Package	Dec 7, 2018 12:00 AM
1-PR-906	PROCESS DETAIL SHEET #6 FORMULATION TANKS TK-002 & TK-003	0	IFC Package	Dec 7, 2018 12:00 AM
1-PR-910	PROCESS PIPING DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-911	PROCESS PIPING DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-912	PROCESS PIPING DETAILS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PR-920	PROCESS PIPING 3D VIEWS	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
1-PRP-210G	PROCESS PIPING PLAN FIRST FLOOR SECTOR G	0	IFC Package	Dec 7, 2018 12:00 AM
1-PRP-210H	PROCESS PIPING PLAN FIRST FLOOR SECTOR H	0	IFC Package	Dec 7, 2018 12:00 AM
1-PRP-220G	PROCESS PIPING PLAN SECOND FLOOR SECTOR G	0	IFC Package	Dec 7, 2018 12:00 AM
1-PRP-220H	PROCESS PIPING PLAN SECOND FLOOR SECTOR H	0	IFC Package	Dec 7, 2018 12:00 AM
1-PRQ-210F	EQUIPMENT ARRANGEMENT FIRST FLOOR PLAN SECTOR F	0	IFC Package	Dec 7, 2018 12:00 AM
1-PRQ-210G	EQUIPMENT ARRANGEMENT FIRST FLOOR PLAN SECTOR G	0	IFC Package	Dec 7, 2018 12:00 AM
1-PRQ-210H	EQUIPMENT ARRANGEMENT FIRST FLOOR PLAN SECTOR H	0	IFC Package	Dec 7, 2018 12:00 AM
1-PRQ-210J	EQUIPMENT ARRANGEMENT FIRST FLOOR PLAN SECTOR J	0	IFC Package	Dec 7, 2018 12:00 AM
1-PRQ-220G	EQUIPMENT ARRANGEMENT SECOND FLOOR PLAN SECTOR G	0	IFC Package	Dec 7, 2018 12:00 AM
1-PRQ-220H	EQUIPMENT ARRANGEMENT SECOND FLOOR PLAN SECTOR H	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7001	PROCESS & INSTRUMENTATION DIAGRAM LEGEND SHEET #1	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7002	PROCESS & INSTRUMENTATION DIAGRAM LEGEND SHEET #2	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7003	PROCESS & INSTRUMENTATION DIAGRAM LEGEND SHEET #3	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7011	PROCESS & INSTRUMENTATION DIAGRAM SYRINGE & IV FORMULATION SUITE	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7012	PROCESS & INSTRUMENTATION DIAGRAM SYRINGE & IV FORMULATION SUITE	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7014	PROCESS & INSTRUMENTATION DIAGRAM SYRINGE & IV FORMULATION	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7016	PROCESS & INSTRUMENTATION DIAGRAM SYRINGE & IV API DISPENSING	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7017	PROCESS & INSTRUMENTATION DIAGRAM SYRINGE & IV FORMULATION WASH	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7020	PROCESS & INSTRUMENTATION DIAGRAM SYRINGE FILLERS 1 & 2	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7021	PROCESS & INSTRUMENTATION DIAGRAM IV FILLERS	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7022	PROCESS & INSTRUMENTATION DIAGRAM TERMINAL STERILIZER	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7023	PROCESS & INSTRUMENTATION DIAGRAM SYRINGE PACKAGING LINE &	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7030	PROCESS & INSTRUMENTATION DIAGRAM SMALL VOLUME 503B	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7040	PROCESS & INSTRUMENTATION DIAGRAM SYRINGE & IV FILLER PARTS	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7041	PROCESS & INSTRUMENTATION DIAGRAM SYRINGE/IV FILLER AUTOCLAVE	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7050	PROCESS & INSTRUMENTATION DIAGRAM OINTMENT HOMOGENIZER & SACHET	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7051	PROCESS & INSTRUMENTATION DIAGRAM OINTMENT SUITE WASH	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7150	PROCESS & INSTRUMENTATION DIAGRAM CENTRAL PHARMACY DOWNFLOW	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7151	PROCESS & INSTRUMENTATION DIAGRAM MICRO LAB AUTOCLAVE	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7152	PROCESS & INSTRUMENTATION DIAGRAM ENVIRONMENTAL CHAMBERS SHEET	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7153	PROCESS & INSTRUMENTATION DIAGRAM ENVIRONMENTAL CHAMBERS SHEET	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7160	PROCESS & INSTRUMENTATION DIAGRAM PARENTERAL CIP SKID 1	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7161	PROCESS & INSTRUMENTATION DIAGRAM PARENTERAL CIP SKID 2	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7163	PROCESS & INSTRUMENTATION DIAGRAM CIP DISTRIBUTION	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7301	PROCESS & INSTRUMENTATION DIAGRAM WATER PRETREATMENT	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7320	PROCESS & INSTRUMENTATION DIAGRAM WFI GENERATORS	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7322	PROCESS & INSTRUMENTATION DIAGRAM WFI TANK & PUMPS	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7323	PROCESS & INSTRUMENTATION DIAGRAM WFI DISTRIBUTION SHEET #1	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7324	PROCESS & INSTRUMENTATION DIAGRAM WFI DISTRIBUTION SHEET #2	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7325	PROCESS & INSTRUMENTATION DIAGRAM WFI DISTRIBUTION SHEET #3	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7330	PROCESS & INSTRUMENTATION DIAGRAM ROW SYSTEM	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7401	PROCESS & INSTRUMENTATION DIAGRAM PURE STEAM GENERATOR	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7402	PROCESS & INSTRUMENTATION DIAGRAM PURE STEAM DISTRIBUTION	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7501	PROCESS & INSTRUMENTATION DIAGRAM OFCA SYSTEM	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7502	PROCESS & INSTRUMENTATION DIAGRAM OFCA DISTRIBUTION SHEET #1	0	IFC Package	Dec 7, 2018 12:00 AM

1/13/2019

Athenex GMP Drawing List	Exhibit 3 (p. 19 of 20)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
PR-7503	PROCESS & INSTRUMENTATION DIAGRAM OFCA DISTRIBUTION SHEET #2	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7650	P&ID NITROGEN	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7651	P&ID HELIUM	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7652	P&ID ARGON	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
PR-7653	P&ID HYDROGEN	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
PR-7660	P&ID OIL FREE COMPRESSED AIR - LAB	1	Bulletin0020-IFCPermitIssue	Dec 14, 2018 12:00 AM
PR-7701	PROCESS & INSTRUMENTATION DIAGRAM PW2 LIFT STATION	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7702	PROCESS & INSTRUMENTATION DIAGRAM PW2 SUMP PUMP	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7703	PROCESS & INSTRUMENTATION DIAGRAM PW2 EQUALIZATION TANKS & PUMPS	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7704	PROCESS & INSTRUMENTATION DIAGRAM pH NEUTRALIZATION	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7706	PROCESS & INSTRUMENTATION DIAGRAM PW1 LIFT STATION	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7707	PROCESS & INSTRUMENTATION DIAGRAM PW1 COLLECTION TANK	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7801	PROCESS & INSTRUMENTATION DIAGRAM PROCESS COOLING TOWER WATER	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7802	PROCESS & INSTRUMENTATION DIAGRAM PROCESS CHILLED WATER	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7803	PROCESS & INSTRUMENTATION DIAGRAM PROCESS CHILLED WATER	0	IFC Package	Dec 7, 2018 12:00 AM
PR-7804	PROCESS & INSTRUMENTATION DIAGRAM PROCESS CHILLED WATER	0	IFC Package	Dec 7, 2018 12:00 AM

1/13/2019

Athenex GMP Drawing List	Exhibit 3 (p. 20 of 20)

Sheet No.	Sheet Name	Rev	Set Name	Issuance Date
IC-201	PROCESS CONTROLS SYSTEM ARCHITECTURE PART 1	C	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-202	PROCESS CONTROLS SYSTEM ARCHITECTURE PART 2	F	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-203	PROCESS CONTROLS SYSTEM ARCHITECTURE PART 3	B	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-221	ENVIRONMENTAL MONITORING SYSTEM NETWORK ARCHITECTURE	A	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-301	INSTRUMENT LOCATION DRAWING FIRST FLOOR PLAN SECTOR H	A	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-302	INSTRUMENT LOCATION DRAWING FIRST FLOOR PLAN SECTOR G	A	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-303	INSTRUMENT LOCATION DRAWING FIRST FLOOR PLAN SECTOR H	A	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-304	INSTRUMENT LOCATION DRAWING FIRST FLOOR PLAN SECTOR J	A	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-305	INSTRUMENT LOCATION DRAWING SECOND FLOOR PLAN SECTOR G	A	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-306	INSTRUMENT LOCATION DRAWING SECOND FLOOR PLAN SECTOR H	A	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-307	INSTRUMENT LOCATION DRAWING ENLARGED PLAN - UTILITY PIPING SHEET 2	A	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-308	INSTRUMENT LOCATION DRAWING ENLARGED PLAN - UTILITY PIPING SHEET 1	A	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-321	EMS INSTRUMENT LOCATION PLAN FIRST FLOOR SECTOR D	E	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-322	EMS INSTRUMENT LOCATION PLAN FIRST FLOOR SECTOR F	C	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-323	EMS INSTRUMENT LOCATION PLAN FIRST FLOOR SECTOR G	C	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-324	EMS INSTRUMENT LOCATION PLAN FIRST FLOOR SECTOR H	C	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-325	EMS INSTRUMENT LOCATION PLAN FIRST FLOOR - SECTOR J	D	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-326	EMS INSTRUMENT LOCATION PLAN SECOND FLOOR SECTOR H	E	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-327	EMS CONTROL PANEL LAYOUT FIRST FLOOR SECTOR D	E	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-328	EMS CONTROL PANEL LAYOUT FIRST FLOOR SECTOR G	C	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-329	EMS CONTROL PANEL LAYOUT FIRST FLOOR SECTOR J	D	A101 Bid Package Documents	Oct 4, 2018 12:00 AM
IC-SK-330	EMS CONTROL PANEL LAYOUT SECOND FLOOR SECTOR J	C	A101 Bid Package Documents	Oct 4, 2018 12:00 AM

1/13/2019

Athenex GMP Staffing EXHIBIT 4

Athenex Staffing	Exyte U.S. Inc & Pike Company
Project Number:21559	Project Name:Athenex Mnfg. Facility

Name	Role	Full or Part	Hourly Rate	Location	Unit of Time
		Time	Effective 4/1/19	Remote/On-site
Anibaldi, Joe	General Superintendent - Pike	Full Time	$155.25	On-site	Through Completion
Atkinson, Robert J	Project Estimator L1	Part Time	$148.17	Remote	Part time for procurement
Bauman, John	Construction Project Engineer	Full Time	$110.00	On-site	Complete as of 1/11/19
Brennan, Niall	MEP Superintendent L3	Full Time	$140.96	On-site	Through Completion
Brewster, Gerald	MEP Construction Manager Mgmt L1	Full Time	$153.21	On-site	Through Completion
Cain, Andrew J (Drew)	Project Estimator L1	Part Time	$148.17	Remote	Part time for procurement
Carlson, Carl J	Sr. Process Engineer	Part Time	$128.70	Remote	Part time for design
Ciminelli, Gloria	Procurement Manager - Pike	Part Time	$115.00	Remote	Part time for procurement
Clancy, Andrea	Cost Control L1 - Pike	Full Time	$110.31	On-site	Through Completion
Clemens, Destiny	EHS Administration Support L1	Full Time	$56.65	On-site	Through Completion
Crewdson, Benjamin H (Ben)	Construction Project Engineer	Full Time	$110.00	On-site	Through Completion
Crowe, Timmy	Sr. Project Management	Part Time	$213.06	Remote	Part time for design
Davis, William F (Bill)	Sr. CAD/Piping Designer	Part Time	$128.70	Remote	Part time for design
Diaz, Juan O	Sr. Process Engineer	Part Time	$128.70	Remote	Part time for design
Drayton, Carol	Project Acctg/Admin	Full Time	$96.25	Remote	Through Completion
Driscoll, Michael J.	MEP Construction Manager Mgmt L1	Full Time	$153.21	On-site	Through Completion
England, Christopher B.S. (Chris)	Process QA L3	Part Time	$105.06	Remote	Part time for design
Falanga, Dylan	CAD/BIM Designer - Pike	Part Time	$110.31	Remote	As-Needed
Francis, Justin	Project Director - Pike	Full Time	$213.06	On-site	Through Completion
Holden, Gareth J	Project Estimator L1	Part Time	$148.17	Remote	Part time for procurement
Jehring, John R.	Sr. Manager Architectural	Part Time	$176.39	Remote	As-Needed
Jenkins, Ikea	Construction Project Engineer - Pike	Full Time	$85.00	On-site	Through Completion
Kalb, John	Scheduler - Pike	Part Time	$128.62	Remote	As-Needed
Kane, Toni	Project Acctg/Admin - Pike	Part Time	$85.00	Remote	As-Needed
Kelly, Robert J (Rob)	CAD/BIM Designer	Part Time	$110.31	Remote	Part time for design
Knight, Roger O	Project Estimator L1	Part Time	$148.17	Remote	Part time for procurement
Kotosky, Richard (Rick)	Architectural Lead	Part Time	$176.39	Remote	Part time for design
Kretzschmar, Jon	Project Estimator L1	Part Time	$148.17	Remote	Part time for procurement
LaMarre, Nicole	Procurement Manager	Part Time	$141.11	Remote	Part time for procurement
Langley, Derrick D	CAD/BIM Designer	Part Time	$110.31	Remote	As-Needed
Licursi, Steven (Steve)	Procurement Manager	Part Time	$141.11	Remote	Part time for procurement
Lou, Raymond	Sr. Project Management	Part Time	$213.06	Remote	Complete as of 1/11/19
Madrigal, Luis A.	MEP Construction Manager Mgmt L1	Part Time	$153.21	Remote	As-Needed
Maeillaro, Derek	MEP Construction Manager Mgmt L1	Full Time	$153.21	On-site	Through Completion
Marcinak, Susan A (Susan)	Project Acctg/Admin	Full TIme	$96.25	Remote	Through Completion
Mascho, Danelle	Project Acctg/Admin - Pike	Full Time	$96.25	On-site	Through Completion
McGowan, Joseph	EHS Field	Full Time	$100.84	On-site	Through Completion
Mehltretter, Peter Glenn	Sr. Manager Architectural	Part Time	$176.39	Remote	As-Needed
Mills, Jarrod L	Construction Project Engineer	Full Time	$110.00	On-site	Through Completion
Montoya, Tody A	MEP Construction Manager Mgmt L1	Full Time	$153.21	On-site	Through Completion
Moyer, Paul	Project Executive - Pike	Part Time	$213.06	Remote	As-Needed
Murray, Marc	Project Estimator L1 - Pike	Part Time	$115.00	Remote	As-Needed
Nabaty, Fadi S	Project Estimator L1	Part Time	$148.17	Remote	Part time for procurement
Nguyen, Kim T. (Kimmie)	Administration/Doc Control	Part Time	$81.11	Remote	Part time for procurement
Ogle, Carrie A	Cost Control L1	Full Time	$110.31	On-site	Through Completion
Ogle, John L III (Lee)	Sr. Project Management	Full Time	$213.06	On-site	Through Completion
Olsen, Daniel O	Sr. Project Management	Part Time	$213.06	Remote	As-Needed
Paolotto, Mary	Project Acctg/Admin - Pike	Part Time	$85.00	Remote	As-Needed
Pearce, William M (Michael)	Architectural Lead	Part Time	$176.39	Remote	As-Needed
Rajski, Dave	CSA Superintendent L3 - Pike	Full Time	$125.00	On-site	Through Completion
Rice, Courtney	Administration/Doc Control	Full Time	$81.11	On-site	Through Completion
Reed, Tim	Construction Project Engineer - Pike	Full Time	$85.00	On-site	Through Completion
Retzlaff, Scott	Project Estimator L1 - Pike	Part Time	$115.00	Remote	As-Needed
Roberts, Gerald (Jerry)	General Superintendent	Full Time	$176.39	On-site	Through Completion
Sanders, Tommy G	MEP Superintendent L3	Full Time	$140.96	On-site	Through Completion
Stropoli, Carmine Marco	Process Director	Part Time	$213.06	Remote	Through Completion
Tang, Keith L	Process Engineer L2	Part Time	$96.25	Remote	Through Completion
Thompson, David Mike (Mike)	MEP Construction Manager Mgmt L1	Part Time	$153.21	Remote	As-Needed
Tran, Vu	Cost Control L1	Part Time	$110.31	Remote	Transition to Scheduler 2/1/19
Tran, Vu	Scheduler	Part Time	$148.17	Remote	Through Completion
Traylor, Joneta	CAD/BIM Designer - Pike	Part Time	$110.31	Remote	As-Needed
Urschel, Debra D	Administration/Doc Control	Part Time	$81.11	Remote	As-Needed
Wilson, Miles	Administration/Doc Control	Full Time	$81.11	On-site	Through Completion
Zakroczemski, Dave	CSA Superintendent L3 - Pike	Full Time	$125.00	On-site	Through Completion
Zurek, William A.	Project Management	Full Time	$213.06	On-site	Through Completion

3/1/2019	CONFIDENTIAL	.

Exyte U.S., Inc.
March 9, 2019 Athenex Attention: Mr. Rich Nassar 1001Main Street, Suite 600 Buffalo, NY 14203	Contact LeeOgle Phone 845.775.6739 Lee,Ogle@exyte.net

Via email to: Rich Nassar<massar@athenex.com> RE: Athenex Project - GMP and 703 Invoice Dear Mr.Nassar

As requested, this letter is to confirm the Invoicing for the GMP, executed 3/8/19, shall be processed via the format of the attached AIA document. (Please see page 2, "Athenex GMP -Agreed G-703 for Invoicing")

The executed GMP value of $212,594,806 shall be the basis of the Invoicing and will only change via approved change orders between Athenex and Exyte.

Please confirm Athenex agreement by signing below.

Sincerely,

Lee Ogle Exyte U.S. Inc. Project Director	Rich Nassar Athenex
Vice President of Operations

cc: KenAnthony - Vice President             Bill Zurek - Project Manager

CONTINUATION SHEET

Contractor's signed certification is attached.
In tabulations below, amounts are stated to the nearest dollar.
Use Column I on Contracts where variable retainage for line items may apply.

A	B		E		F	G
	DESCRIPTION OF WORK	Vendor
ITEM			SCHEDULED		CHANGE	REVISED
NO.			VALUE		ORDERS	SCHEDULED
	CONSULTING SERVICES AGREEMENT EXHIBIT A - CONCEPTUAL DESIGN REVIEW
1	PO 091716 - Concept Revisit - M+W	Exyte	$251,640.00		$0.00	$251,640.00
2	Genesis Engineering	Genesis	$43,360.00		$0.00	$43,360.00

	CSA- EXHIBIT B- LIMITED SITE SERVICES (PRELIMINARY SITE WORK)
3	PO AP091706 Early Civil Works & PO AP091707 Borings & Test Pits - CPL	CPL	$28,100.00		$11,000.00	$39,100.00
4	PO AP091704 Brush Clearing	Pike	$25,000.00		$3,403.00	$28,403.00
5	PO AP091708 CM Services	Pike	$20,000.00		$0.00	$20,000.00
6	PO AP091708 CM Services Fee	Exyte	$1,125.00	-$	500.00	$625.00
7	PO 121708 Concept Revisit Design Mgmt	Exyte	$17,000.00		$0.00	$17,000.00
	CSA-REVISION 1 - EXHIBIT D - BOD BRIDGING - PO 091717
8	Accelerated BOD (1,309,885.00)
9	Genesis	Genesis	$552,659.00		$0.00	$552,659.00
10	Exyte	Exyte	$657,226.00	-$	400.00	$656,826.00
11	Ryan Biggs SE	Ryan Biggs	$100,000.00		$0.00	$100,000.00
12	Exyte	Exyte	$22,000.00		$0.00	$22,000.00
13	Pike	Pike	$13,000.00		$0.00	$13,000.00
14	Pike	Pike	$67,000.00		$0.00	$67,000.00
15	Exyte	Exyte	$102,000.00		$0.00	$102,000.00
16	Fencing		$135,000.00	-$	135,000.00	$0.00
17	Civil EngineeringCPL	CPL	$134,600.00		$0.00	$134,600.00
18	Detailed Design ServicesCPL	CPL	$65,700.00		$400.00	$66,100.00
19	M+W Travel Allowance - PO 011825	Exyte	$50,000.00		$46,303.57	$96,303.57
	AIA BOD FINAL PO 121715
20	Exyte Design Estimate	M+W	$747,647.00		$0.00	$747,647.00
21	PAS Consulting Instrumentation	PAS	$85,302.00		$0.00	$85,302.00
22	Genesis MEP	Genesis	$552,659.00		$0.00	$552,659.00
23	Genesis Adds: Lab-Utilities	Genesis	$82,500.00		$0.00	$82,500.00
24	Genesis Add MEP Diagrams	Genesis	$39,158.00		$0.00	$39,158.00
25	Exyte Construction Estimate	Exyte	$75,000.00		$0.00	$75,000.00
26	Exyte Construction Team	Exyte	$180,000.00		$0.00	$180,000.00
27	Ryan Biggs SE	Ryan Biggs	$350,000.00		$0.00	$350,000.00
28	Pike CSA Team	Pike	$110,000.00		$0.00	$110,000.00
	AIA DETAIL DESIGN ALLOWANCE - PO 041816
29	Exyte Design	Exyte	$2,088,956.90		$0.00	$2,088,956.90
30	Consulting Instrumentation	PAS	$372,928.00		$0.00	$372,928.00
31	Genesis MEP Genesis	Genesis	$2,218,318.00		$0.00	$2,218,318.00
32	Ryan Biggs SE		$100,000.00		$0.00	$100,000.00
33	Civil Engineering	CPL	$0.00		$15,000.00	$15,000.00
34	Lynn Critical	Lynn Critical	$75,000.00		$0.00	$75,000.00
35	Uncommitted		$613,961.00	-$	330,861.00	$283,100.00
36	Exyte Printing,Postage	Exyte	$200,000.00		$0.00	$200,000.00
37	Exyte Travel Allowance	Exyte	$102,120.00		$315,861.00	$417,981.00
	AIA DESIGN CONSTRUCTION ADMINISTRATION PO 041816
38	Uncommitted	0	$1,230,128.00		$416,530.00	$813,598.00
39	Exyte Design	Exyte	$955,821.53		$0.00	$955,821.53
40	Genesis MEP	Genesis	$159,660.00	-$	416,530.00	$576,190.00
41	Ryan Biggs SE		$75,000.00		$0.00	$75,000.00
42	Civil Engineering	CPL	$131,100.00		$0.00	$131,100.00
43	Exyte Printing, Postage	Exyte	$25,000.00		$0.00	$25,000.00
44	ExyteTravel Allowance	Exyte	$15,000.00		$0.00	$15,000.00
	AIA EPCM SERVICES - PO 041816
45	Exyte Construction	Exyte	$9,267,648.00		$0.00	$9,267,648.00
46	Pike Construction	Pike	$2,851,378.00		$0.00	$2,851,378.00
	AIA EPCM GENERAL CONDITIONS - PO 041816
47	Exyte Construction	Exyte	$560,000.00		$0.00	$560,000.00
48	Pike Construction	Pike	$40,000.00		$0.00	$40,000.00
	Uncommitted	Exyte	$2,097,883.00		$0.00	$2,097,883.00
	SUBTOTAL COSTS		$27,687,578.43	-$	74,793.43	$27,612,785.00
	GENERAL REQUIREMENTS
49	Division 01 - General Requirements
	Uncommitted		$4,407,422.50	-$	14,872.01	$4,392,550.49
	American Rated Cable	Exyte	$145,500.00	-$	4,754.94	$140,745.06
	Dell Marketing	Exyte	$3,069.36		$0.00	$3,069.36
	Rodriquez Construction	Exyte	$33,140.00		$8,076.37	$41,216.37
	Williams Scotsman	Exyte	$228,311.96		$9,210.00	$237,521.96
	DFT Communications	Exyte	$28,601.00		$0.00	$28,601.00
	Franz & Russell Sanitary Svc	Pike	$1,472.18		$0.00	$1,472.18
	Saia Communications	Exyte	$2,490.00		$0.00	$2,490.00
	S St George	S St George	$0.00		$2,340.58	$2,340.58
50	Division 03 - Concrete
	Uncommitted		$5,163,257.00	-$	1,293,675.42	$3,869,581.58
	State Group	State Group	$5,781,000.00		$1,293,675.42	$7,074,675.42
54	Division 04 - Masonry
	Uncommitted		$2,336,042.00		$0.00	$2,336,042.00
51	Division 05 - Metals
	Stonebridge	Stone Bridge	$9,044,647.97		$1,909,089.73	$10,953,737.70
	Mader	Mader	$703,860.00		$0.00	$703,860.00

	Uncommitted		$6,154,611.03	-$	1,909,089.73	$4,245,521.30
52	Division 07 - Thermal Moisture Protection
	Uncommitted		$1,699,492.00		$0.00	$1,699,492.00
	AW Farrell	AW Farrell	$2,772,000.00		$0.00	$2,772,000.00
	Building Innovations	Building Innovations	$2,553,083.00		$0.00	$2,553,083.00
53	Division 08 - Openings
	Uncommitted		$1,272,298.00		$0.00	$1,272,298.00
54	Division 09 - Finishes
	Uncommitted		$11,234,602.00		$0.00	$11,234,602.00
53	Division 10 - Specialties
	Uncommitted		$602,053.00		$0.00	$602,053.00
55	Division 11 - Equipment
	Uncommitted		$1,375,099.00		$0.00	$1,375,099.00
	Custom Vault	Custom Vault	$12,760.00		$0.00	$12,760.00
53	Division 12 - Furnishings
	Uncommitted		$753,000.00		$0.00	$753,000.00
56	Division 13 - Special Construction
	Uncommitted		$4,894,067.00		$0.00	$4,894,067.00
57	Division 14 - Conveying Equipment
	Uncommitted		$406,400.00		$0.00	$406,400.00
58	Division 21 - Fire Protection
	Uncommitted		$2,064,600.00		$0.00	$2,064,600.00
	FACILITY SERVICES
59	Division 22 - Plumbing
	Uncommitted		$3,534,337.00		$0.00	$3,534,337.00
	WM Spaeder	WM Spaeder	$2,593,039.00		$0.00	$2,593,039.00
60	Division 23 - HVAC
	Uncommitted		$22,812,798.00		$0.00	$22,812,798.00
	Superior Boiler Works, Inc	Superior Boiler Works, Inc	$1,001,914.00		$0.00	$1,001,914.00
	Pro Air Plus, Inc	Pro Air Plus, Inc	$210,000.00		$0.00	$210,000.00
	Modular Comfort Systems	Modular Comfort Systems	$549,074.00		$0.00	$549,074.00
	Johnson Controls, Inc.	Johnson Controls, Inc.	$606,639.00		$0.00	$606,639.00
61	Division 25 - Integrated Automation
	Uncommitted		$9,129,149.00		$0.00	$9,129,149.00
62	Division 26 - Electrical
	Uncommitted		$16,708,263.00	-$	611,005.67	$16,097,257.33
	Kinsley	Kinsley	$606,739.00		$0.00	$606,739.00
	Ferguson Electric - Underground	Ferguson - Pike	$2,268,261.00		$611,005.67	$2,879,266.67
	Ferguson Electric - Switchyard	Ferguson - Exyte	$6,325,000.00		$0.00	$6,325,000.00
61	Division 27 - Communications
	Uncommitted		$1,551,000.00		$0.00	$1,551,000.00
61	Division 28 - Electronic Safety & Security
	Uncommitted		$336,758.00		$0.00	$336,758.00
	SITE AND INFRASTRUCTURE
63	Division 31 - Earthwork
	S.St. George	S St George	$5,672,148.66		$266,544.54	$5,938,693.20
	Uncommitted		$595,017.34	-$	266,544.54	$328,472.80
64	Division 32 - Exterior Improvements
	Uncommitted		$1,400,350.12		$1,209,100.19	$191,249.93
	S. St. George	S St George	$446,669.88		$1,209,100.19	$1,655,770.07
65	Division 33 - Utilities
	S. St. George	S St George	$2,047,592.46		$179,377.26	$2,226,969.72
	Uncommitted		$3,388,439.54	-$	179,377.26	$3,209,062.28
66	Division 41 - Material Processing & Handling Equipment
	Uncommitted		$14,552,248.00		$0.00	$14,552,248.00
	SUBTOTAL COW		$160,008,316.00		$0.00	$160,008,316.00
67	CONTINGENCY
	Contingency		$13,187,324.00		$0.00	$13,187,324.00
	Yet-To-Buy		$4,804,470.00		$0.00	$4,804,470.00
	AIA INSURANCE COST - M+W FEE - PO 041816
68	Exyte Insurance Cost	Exyte	$1,600,371.00		$0.00	$1,600,371.00
	Pike Insurance Cost	Pike	$30,613.00		$0.00	$30,613.00
69	Exyte Fee	Exyte	$4,000,927.00		$0.00	$4,000,927.00
	Pike Fee	Pike	$1,350,000.00		$0.00	$1,350,000.00
	TOTAL PROJECT COST		$212,669,599.43	-$	74,793.43	$212,594,806.00

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